LOAN AGREEMENT


This LOAN AGREEMENT ("Loan Agreement") is entered into as of the ____ day of July, 2003 (the "Effective Date") by OptiMark Holdings, Inc., a Delaware corporation
("OptiMark"), SOFTBANK Capital Partners LP, SOFTBANK
Capital Advisors Fund LP and SOFTBANK Capital LP, each a
Delaware limited partnership (together "Softbank") and, solely with respect to Section 3.5 below, OptiMark, Inc., a Delaware corporation and wholly-owned subsidiary of OptiMark ("OptiMark, Inc.").

                     INTRODUCTION

WHEREAS, OptiMark has requested that Softbank extend
OptiMark credit in the principal amount of $940,000 for the purposes set forth in Section 7.1(a) hereof and whereas
Softbank is willing to extend such credit on the terms and conditions contained in this Loan Agreement.

NOW, THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration, receipt of which is hereby acknowledged, and in order to induce Softbank to extend such credit, OptiMark and Softbank hereby agree as follows:

ARTICLE I.

DEFINITIONS
Section 1.1.	Definitions and Exhibits.  Terms
defined above or in the text of this Loan Agreement shall have the meanings set forth herein. Other capitalized terms shall have the meaning set forth in the Definitions
Addendum, which is attached and incorporated herein. All exhibits to this Loan Agreement are also incorporated herein.

ARTICLE II.

THE COMMITMENT
Section 2.1.	Term Commitment.  Subject to the terms
and conditions of this Loan Agreement, Softbank agrees to make a loan on the Closing Date to OptiMark in the principal amount of $940,000 (the "Principal Amount"). The
Loan shall bear interest as provided in this Loan
Agreement. The Loan shall be evidenced by the Notes, in the form set forth on Exhibit A attached hereto, and this Loan Agreement. Subject to the conditions set forth in this Loan Agreement, Softbank shall disburse the Loan amount, less (a) reimbursement to Softbank of fees and disbursements of Softbank's counsel in connection with this Loan Agreement including, without limitation, estimated fees in connection with the filing of Financing Statements (Form UCC-1) and other instruments advisable to perfect the Liens granted by the Security Agreement and Guarantees (in an amount specified in writing to OptiMark at least one (1) Business
Day prior to the Closing Date), and (b) payment to Cole, Schotz, Meisel, Forman & Leonard, P.A., counsel to
OptiMark, of fees and disbursements in connection with (i) past due invoices, and (ii) this Loan Agreement (in an amount specified in writing to OptiMark at least one (1) Business
Day prior to the Closing Date), by wire transfer of immediately available funds to such account as OptiMark shall notify Softbank in writing at least one (1) Business
Day prior to the Closing Date.

Section 2.2.	Evidence of Indebtedness.  Softbank
shall maintain records evidencing amounts of principal and interest paid by or on behalf of OptiMark to Softbank hereunder. The books and records of Softbank shall be prima facie evidence, absent manifest error, of all amounts of principal, interest and Costs and Fees, outstanding or repaid pursuant to this Loan Agreement or any Related
Document.

ARTICLE III.

REPAYMENT, INTEREST AND CONVERSION
Section 3.1.	Payment Of Principal and Interest.  The
outstanding principal balance of the Notes, together with all accrued but unpaid interest, shall be due and payable on the 180th calendar day following the Closing Date (the
"Maturity Date"). The outstanding principal balance due on the Loan shall be determined as specified in Section 3.2.
The principal, interest and other sums due on the Notes or under the Loan Agreement shall be reflected by Softbank's records which will be prima facie evidence of the computation of the amounts owing by OptiMark to Softbank, absent manifest error.

Section 3.2.	Interest Rate, Interest Compounding,
Outstanding Principal Balance. Interest on the outstanding principal balance of the Loan shall accrue at ten percent
(10%) per annum, based on a year of 360 days and actual days elapsed. Interest shall be compounded every 90 days following the Closing Date and shall accrue from the Closing Date until the Loan is paid in full. Upon the occurrence and during the continuance of an Event of Default, interest on the outstanding principal balance of the Notes shall accrue at the Default Rate specified in
Section 4.2 hereof and shall also be compounded every 90 days following the Closing Date. OptiMark may, at its election, from time to time prior to the Maturity Date pay accrued and unpaid interest in cash. Except as otherwise provided in Section 3.5 hereof, all accrued but unpaid interest shall be due and payable on the Maturity Date in cash. All accrued but unpaid interest shall be added to the outstanding principal balance on the last day of each 90-day period following the Closing Date and after such compounding, interest shall accrue on such increased principal balance thereafter. If it is ever determined that the rate of interest was in excess of any maximum rate
(if any) prescribed by law, then that portion of interest payments representing any amounts in excess of said maximum shall be deemed a payment of principal and applied by Softbank at any time against principal.

Section 3.3.	Prepayment.  The Loan may be prepaid at
any time or from time to time in whole or in part without prepayment fee, premium or penalty. Any prepayment shall first be applied to Costs and Fees, if any, described in
Section 4.1, then to interest and then to principal, or in such other order as Softbank may, in its sole discretion, determine.

Section 3.4.	Manner, Method, Place, Time and
Application of Payment, Reinstatement, Waivers. Except as otherwise provided in Section 3.5 hereof, all Obligations shall be paid in lawful currency of the United States and in immediately available funds to Softbank by wire transfer in immediately available funds to such bank account as Softbank or any assignee may designate in writing. The liability of OptiMark hereunder and under any Related
Document shall be reinstated and revived and the rights of Softbank shall continue to the extent of any amount at any time paid by or on behalf of OptiMark if such amount shall thereafter be required to be restored, returned or forfeited by Softbank pursuant to any Requirement of Law, and OptiMark's liability therefor shall continue as if such amount had not been paid.

OptiMark agrees that if for any reason any amount due hereunder or under any Related Document is paid by cashier's, certified teller's or other check, there shall be no discharge of OptiMark's obligation until said check be finally paid by the issuer thereof.
All payments under this Loan Agreement shall be made without counterclaim, set-off, condition or qualification and free and clear of (and without deduction for) any Taxes, deductions or charges of any nature whatsoever and irrespective of any default by Softbank under this Loan
Agreement or any Related Document. All payments (other than prepayments which shall be applied as specified in the preceding Section 3.3) shall be applied first against Costs and Fees, if any, described in Section 4.1, then against indemnities and all amounts due hereunder other than principal and interest, then against interest due on amounts in default, then against interest due on amounts not in default, and then against principal.

Section 3.5.	OII Capital Stock.
(a)	On or prior to the Maturity Date, in
lieu of Softbank's receipt of re-payment of the Obligations in lawful currency of the United States in immediately available funds as provided in Section 3.4, Softbank may elect, in its sole discretion, by written notice delivered in the time periods provided in Amendment No. 2 to the Amended and Restated Investors' Rights Agreement (such agreement as defined herein) in the form set forth on Exhibit B attached hereto (such amendment, "Amendment No. 2 to the Amended and Restated Investors' Rights Agreement"):

(i)	to require OptiMark to cause
OptiMark, Inc. to deliver to Softbank eighty-nine (89) shares (as adjusted pursuant to Section 3.5(b), Section
3.5(c) and Section 3.5(d) below) of OII Preferred Stock held by OptiMark, Inc. as re-payment of the Principal
Amount;

(ii)	to decrease the number of shares
of OII Common Stock held by Softbank that OptiMark has the
right to reacquire pursuant to Sections 5.2, 5.4 and 5.5 of
that certain Amended and Restated Investors' Rights
Agreement, by and among OptiMark, OptiMark Innovations,
OptiMark, Inc., Softbank, Draper Fisher Jurvetson ePlanet
Ventures, L.P., Draper Fisher Jurvetson ePlanet Partners
Fund, LLC and Draper Fisher Jurvetson ePlanet Ventures GmBH
& Co. KG., dated as of May 3, 2002 (the "Amended and
Restated Investors' Rights Agreement"), by twenty (20)
shares (as adjusted pursuant to Section 3.5(b) and Section
3.5(d) below) in accordance with the terms of Amendment No.
2 to the Amended and Restated Investors' Rights Agreement.
(iii)	to receive payment of all
Obligations less the Principal Amount (the "Remainder
Obligation") either:
(1)	in cash, as set forth in
Section 3.4 hereto; or
(2)	by requiring OptiMark to
cause OptiMark, Inc. to deliver to Softbank that number of additional shares of OII Preferred Stock (as adjusted pursuant to Sections 3.5(b), (c) and (d) below) held by OptiMark, Inc. and equal to the Remainder Obligation, where each share of OII Preferred Stock shall be valued at the OII Preferred Stock Conversion Price (as adjusted pursuant to Section 3.5(d) below).

(b)	Adjustments to Number of Shares of OII
Common Stock and OII Preferred Stock for Dividends and for
Combinations or Subdivisions.  In the event that OptiMark
Innovations at any time or from time to time after the Closing Date but on or prior to the Maturity Date shall declare or pay, without consideration, any dividend on shares of OII Common Stock payable in shares of OII Common
Stock or any dividend on shares of OII Preferred Stock payable in shares of OII Preferred Stock or, in either case, in any right to acquire OII Common Stock or OII
Preferred Stock, respectively, for no consideration, or shall effect a subdivision of the outstanding shares of OII
Common Stock or OII Preferred Stock into a greater number of shares of OII Common Stock or OII Preferred Stock, respectively (by stock split, reclassification or otherwise than by payment of a dividend in capital stock of OptiMark
Innovations or in any right to acquire such capital stock), or in the event the outstanding shares of OII Common Stock or OII Preferred Stock shall be combined or consolidated, by reclassification or otherwise, into a lesser number of shares of OII Common Stock or OII Preferred Stock, as applicable, then the number of shares of OII Common Stock by which OptiMark's right to reacquire shall decrease pursuant to Section 3.5(a)(ii) or OII Preferred Stock which
OptiMark shall be required to cause OptiMark, Inc. to deliver to Softbank pursuant to Section 3.5(a)(i), as applicable, immediately prior to such event shall, concurrently with the effectiveness of such event, be proportionately decreased or increased, as appropriate. In the event that OptiMark Innovations shall declare or pay, without consideration, any dividend on the OII Common Stock or OII Preferred Stock payable in any right to acquire OII
Common Stock or OII Preferred Stock, respectively, for no consideration, then OptiMark Innovations shall be deemed to have made a dividend payable in OII Common Stock or OII
Preferred Stock, as the case may be, in an amount of shares equal to the maximum number of shares issuable upon exercise of such rights to acquire OII Common Stock or OII
Preferred Stock.

(c)	Adjustments for Reclassification and
Reorganization. If the OII Preferred Stock which OptiMark shall be required to cause OptiMark, Inc. to deliver to Softbank pursuant to Section 3.5(a) shall be exchanged for or changed into any other class or series of capital stock of any issuer, cash or any other property, right, or form of consideration, whether by capital reorganization, reclassification, merger, consolidation, reorganization or otherwise (other than a subdivision or combination of shares provided for in Section 3.5(b)), then the number of shares of OII Preferred Stock that OptiMark shall be required to cause OptiMark, Inc. to deliver to Softbank pursuant to Section 3.5(a) shall, concurrently with the effectiveness of such reorganization, reclassification, merger, consolidation, reorganization or other event, be modified so that the OII Preferred Stock to be delivered pursuant to Section 3.5(a) shall be replaced by, in lieu of the number of shares of OII Preferred Stock which Softbank would otherwise have been entitled to receive, such number of shares of the class or series of capital stock, such amount of cash or other property, right, or consideration, as the case may be, received by OptiMark, Inc. in exchange for the OII Preferred Stock to be delivered to Softbank pursuant to Section 3.5(a) immediately before such event.

(d)	Adjustments to Conversion Price for
Certain Diluting Issues.
(i)	Special Definitions.  For purposes
of this Section 3.5(d), the following definitions apply:
"Options" shall mean rights, options, or warrants to
subscribe for, purchase or otherwise acquire OII Common
Stock or OII Preferred Stock (collectively, "OII Stock").
"Additional Shares of OII Common Stock" shall mean all
shares of OII Common Stock issued by OptiMark Innovations
after the Closing Date, other than shares of OII Common
Stock issued or issuable:
(1)	upon exercise of Options to
purchase OII Common Stock issued by OptiMark Innovations to
its employees, directors or consultants with the approval
of the board of directors of OptiMark Innovations; or
(2)	for which the number of
shares of OII Common Stock to be received by Softbank
pursuant to Section 3.5(a) has been adjusted pursuant to
Section 3.5(b) or Section 3.5(c).
"Additional Shares of OII Preferred Stock" shall mean
all shares of OII Preferred Stock issued by OptiMark
Innovations after the Closing Date, other than shares of
OII Preferred Stock issued or issuable:
(3)	upon exercise of Options to
purchase OII Preferred Stock issued by OptiMark Innovations
to its employees, directors or consultants with the
approval of the board of directors of OptiMark Innovations;
or
(4)	for which the number of
shares of OII Preferred Stock to be received by Softbank
pursuant to Section 3.5(a) has been adjusted pursuant to
Section 3.5(b) or Section 3.5(c).
"OII Common Stock Conversion Price" shall be equal to
US $2,500, initially, and shall be subject to adjustment as
provided in Section 3.5(d)(iii).
"OII Preferred Stock Conversion Price" shall be equal
to US $10,000, initially, and shall be subject to
adjustment as provided in Section 3.5(d)(iv).
(ii)	No Adjustment of Conversion Price.
Any provision herein to the contrary notwithstanding,
(1)	no adjustment in the OII
Common Stock Conversion Price shall be made in respect of
the issuance of Additional Shares of OII Preferred Stock
unless the consideration per share (determined pursuant to
Section 3.5(d)(v) hereof) for an Additional Share of OII
Common Stock issued or deemed to be issued by OptiMark
Innovations is less than the OII Common Stock Conversion
Price in effect on the date of, and immediately prior to,
such issue.
(2)	no adjustment in the OII
Preferred Stock Conversion Price shall be made in respect of the issuance of Additional Shares of OII Preferred Stock unless the consideration per share (determined pursuant to Section 3.5(d)(v) hereof) for an Additional Share of OII
Preferred Stock issued or deemed to be issued by OptiMark
Innovations is less than the OII Preferred Stock Conversion
Price in effect on the date of, and immediately prior to, such issue.

(iii)	Adjustment of OII Common Stock
Conversion Price. In the event OptiMark Innovations, at any time after the Closing Date but on or prior to the Maturity Date, shall issue Additional Shares of OII Common
Stock without consideration or for a consideration per share less than the OII Common Stock Conversion Price in effect on the date of and immediately prior to such issue, then and in such event, the OII Common Stock Conversion
Price then in effect shall be reduced, concurrently with such issue, to a price (calculated to the nearest cent) determined by multiplying such OII Common Stock Conversion
Price by a fraction, the numerator of which shall be the sum of the number of shares of OII Common Stock outstanding immediately prior to such issue plus the number of shares of OII Common Stock which the aggregate consideration received by OptiMark Innovations for the total number of Additional Shares of OII Common Stock so issued would purchase at such OII Common Stock Conversion Price in effect immediately prior to such issuance, and the denominator of which shall be the number of shares of OII
Common Stock outstanding immediately prior to such issue plus the number of such Additional Shares of OII Common
Stock so issued. For the purpose of the above calculation, the number of shares of OII Common Stock outstanding immediately prior to such issue shall be calculated on a fully diluted basis, as if any outstanding Options to purchase OII Common Stock had been fully exercised as of such date.

(iv)	Adjustment of OII Preferred Stock
Conversion Price. In the event OptiMark Innovations, at any time after the Closing Date but on or prior to the Maturity Date, shall issue Additional Shares of OII
Preferred Stock without consideration or for a consideration per share less than the OII Preferred Stock
Conversion Price in effect on the date of and immediately prior to such issue, then and in such event, the OII
Preferred Stock Conversion Price then in effect shall be reduced, concurrently with such issue, to a price
(calculated to the nearest cent) determined by multiplying such OII Preferred Stock Conversion Price by a fraction, the numerator of which shall be the sum of the number of shares of OII Preferred Stock outstanding immediately prior to such issue plus the number of shares of OII Preferred
Stock which the aggregate consideration received by OptiMark Innovations for the total number of Additional
Shares of OII Preferred Stock so issued would purchase at such OII Preferred Stock Conversion Price in effect immediately prior to such issuance, and the denominator of which shall be the number of shares of OII Preferred Stock outstanding immediately prior to such issue plus the number of such Additional Shares of OII Common Stock so issued.
For the purpose of the above calculation, the number of shares of OII Preferred Stock outstanding immediately prior to such issue shall be calculated on a fully diluted basis, as if any outstanding Options to purchase OII Preferred
Stock had been fully exercised as of such date.

(v)	Determination of Consideration.
For purposes of this Section 3.5(d), the consideration
received by OptiMark Innovations for the issue of any
Additional Shares of OII Common Stock or any Additional
Shares of OII Preferred Stock shall be computed as follows:
(1)	Cash and Property.  Such
consideration shall:
a.	insofar as it consists
of cash, be computed at the aggregate amount of cash
received by OptiMark Innovations excluding amounts paid or
payable for accrued interest or accrued dividends;
b.	insofar as it consists
of property other than cash, be computed at the fair value
thereof at the time of such issue, as determined in good
faith by the board of directors of OptiMark Innovations;
and
c.	in the event Additional
Shares of OII Common Stock are issued together with
Additional Shares of OII Preferred Stock or other assets of
OptiMark Innovations for consideration which covers both,
be the proportion of such consideration so received,
computed as provided in clauses (a) and (b) above, as
determined in good faith by the board of directors of
OptiMark Innovations.
(2)	Options and Convertible
Securities.  The consideration per share received by
OptiMark Innovations for Additional Shares of OII Common
Stock or Additional Shares of OII Preferred Stock relating
to Options shall be determined by dividing:
a.	the total amount, if
any, received or receivable by OptiMark Innovations as
consideration for the issue of such Options, plus the
minimum aggregate amount of additional consideration (as
set forth in the instruments relating thereto, without
regard to any provision contained therein designed to
protect against dilution) payable to OptiMark Innovations
upon the exercise of such Options, by
b.	the maximum number of
shares of OII Stock (as set forth in the instruments
relating thereto, without regard to any provision contained
therein designed to protect against the dilution) issuable
upon the exercise of such Options.
(vi)	Effect of Adjustment of the
Conversion Prices.  In the event that either the OII Common
Stock Conversion Price or the OII Preferred Stock
Conversion Price is adjusted pursuant to Section
3.5(d)(iii) or Section 3.5(d)(iv), respectively, the number
of shares of OII Common Stock by which OptiMark's right to
reacquire shall decrease pursuant to Section 3.5(a)(ii) OII
Common Stock or OII Preferred Stock that OptiMark shall be
required to cause OptiMark, Inc. deliver to Softbank on the
Maturity Date pursuant to Section 3.5(a)(i), as applicable,
shall be adjusted as follows:
(1)	the number of shares of OII
Common Stock by which OptiMark's right to reacquire shall
decrease pursuant to Section 3.5(a)(ii) shall be equal to
US $50,000 divided by the OII Common Stock Conversion Price
in effect on the Maturity Date; and
(2)	the number of shares of OII
Preferred Stock to be delivered to Softbank pursuant to
Section 3.5(a)(i) shall be equal to US $890,000 divided by the OII Preferred Stock Conversion Price in effect on the Maturity Date, provided, however, in no event shall OptiMark be required to cause OptiMark, Inc. to deliver to Softbank more shares of OII Preferred Stock than are owned by OptiMark, Inc. on the Closing Date (subject to adjustment for stock splits, reverse splits, stock dividends and similar events).

ARTICLE IV.

OTHER PAYMENTS
Section 4.1.	Costs and Fees. Upon demand therefor,
OptiMark agrees to pay to Softbank all Costs and Fees
Arising Out Of: the performance of this Loan Agreement and any other Related Document; the renewal, modification, extension, forbearance (if any), refinancing, renegotiations or restructuring of this Loan Agreement or any Related Document; collecting any and all Obligations;
protecting, preserving and realizing upon any Collateral or other security for such amounts; and/or enforcing this Loan
Agreement or any Related Document. The Costs and Fees due hereunder are part of the Obligations and are secured by the Liens granted by OptiMark to Softbank pursuant to the Security Agreement and guaranteed pursuant to the Guarantees.

Section 4.2.	Calculations; Default Interest;
Compounded Interest. Except as otherwise expressly set forth in this Loan Agreement, all computations of interest and fees under this Loan Agreement or any Related Document shall be made on the basis of a year consisting of 360 days and actual days elapsed. All amounts that are not paid when due under this Loan Agreement shall bear interest at the interest rate of fifteen percent (15%) per annum (the
"Default Rate"), compounded every 90 days after the Default
Rate becomes applicable.

ARTICLE V.

CONDITIONS TO LENDING, SECURITY AND OTHER COVENANTS
Section 5.1.	Conditions.  The obligation of Softbank
to make the Loan is subject to fulfillment by OptiMark of all of the following conditions:
(a)	Execution and delivery by OptiMark or
its Subsidiaries, as applicable, of this Loan Agreement, Amendment No. 2 to the Amended and Restated Investors' Rights Agreement, Notes, Security Agreement, UCC's, Guarantees and all other executed Related Documents.
(b)	The representations and warranties
contained in Article 6 hereof and in each Related Document shall be correct and accurate in all material respects on and as of Closing as though made on and as of such date and no Event of Default and no condition or event which, with the giving of notice or lapse of time or both, would become an Event of Default, shall have occurred and be continuing on Closing and Softbank shall have received a certificate in the form set forth on Exhibit C attached hereto and signed by the Chief Executive Officer of OptiMark, dated as of the Closing Date, to that effect.
(c)	Except as set forth in Disclosure
Schedule attached hereto as Exhibit D (the "Disclosure Schedule"), OptiMark shall have complied in all material respects with all covenants and obligations to be performed or observed by it at or prior to such time, including but not limited to those set forth in the Existing Loan Agreements; and shall not be in breach of any of the Existing Loan Agreements or the agreements referred to in each of such Existing Loan Agreements as the "Related Documents."
(d)	OptiMark shall have obtained all
consents of third parties, including, without limitation, any Governmental Body, required in connection with the execution and delivery of this Loan Agreement and the Related Documents and consummation of the transactions contemplated hereby and thereby.
(e)	Softbank shall have received copies of
all corporate action taken by OptiMark and its Subsidiaries to authorize this Loan Agreement, the Related Documents, the borrowings hereunder and the Notes, certified as of the Closing Date by the Secretary of OptiMark.
(f)	Softbank shall have received (i)
acknowledgement copies of Financing Statements (Form UCC-1) duly filed under the Uniform Commercial Code of all jurisdictions as may be necessary or, in the opinion of Softbank, advisable to perfect the Liens created by the Security Agreement and the Guarantees, (ii) acknowledgement copies of recordings in the U.S. Patent and Trademark
Office of notices in respect of patents, patent applications, trademark registrations and trademark applications of OptiMark and/or the Subsidiaries created by the Security Agreement or the Guarantees if, in the opinion of Softbank, such filings should be made, and (iii) evidence of the completion of all other recordings and filings and such other actions necessary or, in the opinion of
Softbank, advisable to perfect the Liens created by the Security Agreement and the Guarantees.
(g)	There shall not be pending or
threatened any action or proceeding before any court or administrative agency relating to the transactions contemplated by this Loan Agreement, the Existing Loan Agreements or the Related Documents which could reasonably be expected to materially impair the ability of OptiMark to perform its obligations under this Loan Agreement or under the Related Documents or which could reasonably be expected to materially impair the ability of OptiMark to issue the Series E Preferred Stock or materially adversely affect the rights of the Series E Preferred Stock.
(h)	Except as set forth in OptiMark's
Quarterly Report on Form 10-QSB for the period ended March 31, 2003 (the "Form 10-QSB") or in OptiMark's Annual Report on Form 10-K for the period ended December 31, 2002 (the "Form 10-K"), each as on file with the SEC as of the Effective Date, or as otherwise set forth in Section 5.1(h) of the Disclosure Schedule, since December 31, 2002, there has been no event, occurrence, change, development or state of affairs that had or will have a Material Adverse Effect.
(i)	OptiMark shall have executed and
delivered to Softbank the forms for filing in the U.S. Patent and Trademark office, in form and substance as reasonably satisfactory to Softbank, in respect of patents, patent applications, trademark registrations and trademark applications of OptiMark and/or the Subsidiaries created by the Security Agreement or the Guarantees.
(j)	Softbank shall have received from Cole,
Schotz, Meisel, Forman & Leonard, P.A., outside legal counsel to OptiMark, a written legal opinion with respect to:
(i)	the due incorporation, valid
existence and good standing of OptiMark and each of the
Guarantors;
(ii)	the due authorization, execution
and delivery of:
(1)	the Loan Agreement by
OptiMark and the enforceability thereof against OptiMark and, solely with respect to Section 3.5 of the Loan Agreement, the due authorization, execution and delivery of such Section 3.5 by OptiMark, Inc. and the enforceability thereof against OptiMark, Inc.
(2)	each Note by OptiMark and the
enforceability thereof against OptiMark;
(3)	Amendment No. 2 to the
Amended and Restated Investors' Rights Agreement by each of OptiMark, OptiMark, Inc. and OptiMark Holdings, Inc. and
the enforceability thereof against each of such entities;
(4)	the Pledge and Security
Agreement by OptiMark and the enforceability thereof
against OptiMark; and
(5)	each Guarantee by each
Guarantor party to such Guarantee and the enforceability thereof against such Guarantor;
(iii)	the validity and enforceability of
the security interests created pursuant to the Security Agreement and the Guarantees; and
(iv)	the absence of any law, statute,
rule, regulation, charter provision, bylaw, or material contracts that would conflict with the execution and delivery of the Loan Documents by OptiMark or, as the case may be, any of the Guarantors or with their respective performance thereof. For purposes of this subsection (iv) only, "material contracts" shall mean (1) each agreement filed or incorporated by reference as an Exhibit 10 to the Form 10-QSB, the Form 10-K or any current report on Form
8-K filed subsequent to the filing of the Form 10-QSB, and
(2) any agreements executed subsequent to the filing of the 10-QSB and certified by OptiMark to such counsel to be material;
in each case (i) through (iv) in form and substance
satisfactory to Softbank.
(k)	Softbank shall have received from
OptiMark all share certificates representing the OII Common Stock and OII Preferred Stock deliverable upon conversion of the prior loans pursuant to each of the Existing Loan Agreements and any Related Documents (as defined in such Existing Loan Agreements) associated therewith.
(l)	Softbank shall have received such other
documents as Softbank may reasonably request.
Section 5.2.	Conditions Not Fulfilled.  If the above
conditions are not fulfilled or if the Loan or any portion thereof is not made because of such nonfulfillment of conditions, neither Softbank nor OptiMark shall be responsible to each other or any other Person for any Loss Arising Out Of nonfulfillment of the above conditions or a failure to make the Loan.
Section 5.3.	Security.  As security for the prompt
payment and performance of all Obligations, OptiMark is concurrently granting to Softbank a Lien in all collateral described in the Security Agreement (all such collateral collectively, the "Collateral").

ARTICLE VI.

REPRESENTATIONS, WARRANTIES AND COVENANTS

Section 6.1.	Representations, Warranties and
Covenants of OptiMark.  The warranties, representations,
and covenants contained in this Loan Agreement and in any
Related Document shall be deemed to have been relied upon
by Softbank and shall survive the Closing and continue
until all Obligations have been paid in full.
OptiMark hereby represents, warrants, covenants and
agrees with Softbank that:
(a)	Good Standing and Power.  OptiMark,
each of the Subsidiaries and OptiMark Innovations are
corporations, each duly organized and existing, in good
standing, under the laws of the jurisdiction of its
incorporation, and each has the corporate power to own its
property and to carry on its business as now being
conducted and is duly qualified to do business and is in
good standing in each jurisdiction in which the character
of the properties owned or leased by it therein or in which
the transaction of its business makes such qualification
necessary, except for failures to be in good standing or
qualified that would not in the aggregate have a Material
Adverse Effect.
(b)	Corporate Authority.  OptiMark has full
corporate power and authority to enter into this Loan
Agreement, and the Security Agreement, to grant to Softbank
the Liens described therein, to make the borrowings
contemplated hereby, to execute and deliver the Note and to
incur the Obligations provided for herein and therein, all
of which have been duly authorized by all proper and
necessary corporate action.  Each of the Subsidiaries has
full corporate power and authority to enter into the
Guarantees to which it is a party, to grant to Softbank the
Liens described therein and to incur the Obligations
provided for therein.  No consent or approval of
stockholders or of any Governmental Body is required as a
condition to the validity or performance by OptiMark of
this Loan Agreement or any Related Document.
(c)	Authorizations.  All authorizations,
consents, approvals, registrations, exemptions and licenses
with or from Governmental Bodies which are necessary for
the borrowings hereunder, the grant of the Liens on the
Collateral, the execution and delivery by OptiMark or the
Subsidiaries of this Loan Agreement, the Security
Agreement, the Notes and the Guarantees and the performance
by OptiMark and its Subsidiaries of their respective
Obligations hereunder and thereunder have been effected or
obtained and are in full force and effect.
(d)	Binding Agreement.  This Loan Agreement
and the Related Documents constitute the valid and legally
binding obligations of OptiMark and its Subsidiaries, as
applicable, enforceable in accordance with their terms,
subject to bankruptcy, insolvency, reorganization and other
laws of general applicability relating to or affecting
creditors' rights and, as to enforcement, to general equity
principles.
(e)	Litigation.  Except as set forth in the
Disclosure Schedule, the Form 10-QSB or the Form 10-K,
there are no proceedings or investigations pending or, so
far as the officers of OptiMark know, threatened before any
court or arbitrator or before or by any Governmental Body
which, in any one case or in the aggregate, if determined
adversely to the interests of OptiMark, a Subsidiary or
OptiMark Innovations, would have a Material Adverse Effect.
(f)	No Conflicts.  There is no statute,
regulation, rule, order or judgment, and no provision of
any mortgage, indenture, contract or agreement binding on
OptiMark, either of its Subsidiaries or OptiMark
Innovations or affecting their properties which would
prohibit, conflict with or in any way prevent the
execution, delivery, or carrying out of the terms of this
Loan Agreement and the Related Documents.
(g)	Financial Condition.  The Financial
Statements fairly present, in all material  respects in
accordance with GAAP, the financial condition of OptiMark
and its Subsidiaries and the results of their operations
and cash flows as of the dates and for the periods referred
to.  Except as set forth (i) in the Disclosure Schedule,
there are no material Liabilities of OptiMark or any of its
Subsidiaries as of the date of such balance sheet which are
not reflected therein or in the notes thereto, and (ii) in
Section 5.1(h) of the Disclosure Schedule or in the
Financial Statements, the Form 10-QSB or the Form 10-K,
there has been no event, occurrence, change, development or
state of affairs that had or will have a Material Adverse
Effect since December 31, 2002.  The Financial Statements
are fair and accurate in all material respects and, to
OptiMark's knowledge, will not be subject to material audit
adjustments.
(h)	The Security Agreement.  The provisions
of the Security Agreement will be effective to maintain in favor of Softbank a valid, binding and enforceable, security interest or lien in all right, title and interest of OptiMark in all material parts of the Collateral, and shall constitute a first priority, perfected security interest or lien in all right, title and interest of OptiMark in all material parts of such Collateral.

ARTICLE VII.

FURTHER COVENANTS
Section 7.1.	Covenants.  Until principal and
interest on the Loan is paid in full, or deemed satisfied pursuant to Section 3.5 hereof, OptiMark hereby covenants and agrees that unless Softbank otherwise Consents,
OptiMark shall:
(a)	Use of Proceeds.  Use the Loan proceeds
for working capital purposes, and apply such proceeds only
to such purposes and in such manner as shall be approved
with reasonable particularity prior to such application by OptiMark's Board of Directors.
(b)	Financial Statements and Reports.
Deliver to Softbank in form and detail reasonably satisfactory to Softbank the following:
(i)	Monthly Reports.  OptiMark shall
furnish to Softbank as soon as practicable, and in any case within fifteen (15) days of the end of each calendar month (except the last month of OptiMark's fiscal year), monthly unaudited financial statements, including an unaudited balance sheet, an unaudited statements of operations and comprehensive loss and an unaudited statement of cash flows, together with a comparison to OptiMark's operating plan and budget and statements of the Chief Financial
Officer of OptiMark, or person acting in such capacity, explaining any significant differences in the statements from OptiMark's operating plan and budget for the month covered and stating that such statements fairly present, in all material respects in accordance with GAAP, the consolidated financial position and consolidated financial results of OptiMark for the month covered; and
(ii)	Annual Budget.  OptiMark shall
furnish to Softbank as soon as practicable and in any event no later than thirty (30) days after the close of each fiscal year of OptiMark, an annual operating plan and
budget, prepared on a monthly basis, for the next immediate fiscal year. OptiMark shall also furnish to Softbank, within a reasonable time of its preparation, amendments to the annual budget, if any.
(c)	Notices.  To the extent known to
OptiMark, promptly give written notice to Softbank of the occurrence of, and the occurrence of any material development in, (i) any Event of Default or any event which, upon a lapse of time or notice or both, would become an
Event of Default, (ii) any material Claim or other dispute of any nature whatsoever concerning, or any change in any Requirement of Law, adversely affecting or relating to, OptiMark, or (iii) any event or circumstance that could reasonably be expected to have a Material Adverse Effect.
(d)	Compliance with Laws.  Conduct its
operations and cause those of its Subsidiaries to be conducted, and use the Collateral, only in compliance with all policies of insurance and all Requirements of Law, except where any failure could not reasonably be expected
to have a Material Adverse Effect.
(e)	Maintenance of Records.  Maintain
adequate and complete records and books of account in accordance with GAAP, which books shall reflect all financial transactions of OptiMark. OptiMark shall also permit any of Softbank's representatives upon reasonable request and during normal business hours to visit and inspect any of the properties of OptiMark, to examine all
its books of account, records, reports and other papers and to make copies and extracts therefrom. Upon reasonable request, Softbank may also conduct a periodic audit of OptiMark's accounts receivable and inventory at Softbank's expense. In addition, OptiMark shall also permit any of Softbank's representatives to discuss its affairs, finances and accounts with its officers, employees and independent public accountants (and by this provision OptiMark authorizes said accountants to discuss the finances and affairs of OptiMark with Softbank or its accountants or other agents) all at such reasonable times and as often as may be reasonably requested.
(f)	Indemnification.  Indemnify, defend and
hold harmless Softbank from and against any and all Claims (whether known or unknown and whether now or hereafter existing) Arising Out Of (a) any inaccuracy when made of any representation or warranty contained in this Loan Agreement or any Related Document or any breach by OptiMark of any covenant or agreement in this Loan Agreement or any Related Document; and (b) the performance, enforcement (including affirmative suits and the defense of any Claim or liability whatsoever) and collection of this Loan Agreement or any Related Document. Notwithstanding the foregoing, OptiMark shall not be required to indemnify, defend or hold harmless Softbank for any Claims or Losses directly and actually caused by the gross negligence or willful misconduct of Softbank. Nothing in this section is intended to limit or shall limit any obligation of OptiMark to Softbank, including but not limited to the repayment obligations of OptiMark contained in Article III.
(g)	Preservation of Existence and Property.
Preserve and maintain its existence in the jurisdiction of its formation and qualify, and cause its Subsidiaries to qualify, and remain qualified, and cause each of its Subsidiaries to remain qualified, as a foreign corporation in each jurisdiction where the failure to so qualify could have a Material Adverse Effect. OptiMark shall take all reasonable action to maintain all rights, privileges and franchises necessary or desirable to the normal conduct of its business, and shall comply and cause each of its Subsidiaries to comply with all Contractual Obligations and Requirements of Law except to the extent that the failure to comply therewith would not, in the aggregate, have a
Material Adverse Effect.
(h)	Incurrence of Indebtedness.  OptiMark
shall not create, incur, assume or suffer to exist any Indebtedness, or permit any of its Subsidiaries so to do, except (i) Indebtedness to Softbank, (ii) Indebtedness of OptiMark (or its successor) to others that is subordinated by a written agreement satisfactory in form and substance to Softbank to all Indebtedness of OptiMark (or its successor) to Softbank, and Indebtedness of OptiMark or the Subsidiaries outstanding on the date hereof.

ARTICLE VIII.

EVENTS OF DEFAULT
Section 8.1.	Events of Default; Acceleration and
Remedies. Without regard to previous knowledge or any forbearance by Softbank, the following shall be defaults under this Loan Agreement and the terms "Event of Default," "default" or "Default" shall mean any one or more of the following events:
(a)	Payment Default.  OptiMark shall (i) fail
to pay or cause to be paid when due any portion of any Obligation (other than Costs and Fees) or fail to deliver or cause to be delivered the OII Preferred Stock pursuant
to Section 3.5(a)(i) hereof, or (ii) fail to pay or cause to be paid Costs and Fees for ten (10) days after the same shall be due; or
(b)	Security Exposure.  Any Lien of
Softbank in any material portion of the Collateral shall,
for any reason, cease to exist as valid and binding Liens;
or any guarantor of any part of the Obligations shall
attempt to withdraw the Guarantees, state that such Guarantees has been discharged or take any action or permit any action to be taken which would impair such guarantor's ability to perform its obligations under such Guarantees;
or
(c)	Breach of Other Covenants or Failure of
any Condition. OptiMark shall fail to perform, keep or observe any provision (other than a breach of the preceding
Section 7.1(a) or Section 7.1(h)) not involving a payment obligation of this Loan Agreement, contained in this Loan Agreement and any such failure shall remain unremedied for thirty (30) days after written notification thereof shall have been given to OptiMark by Softbank; or
(d)	Breach of Representation or Warranty.
Any representation or warranty made by OptiMark under or in connection with this Loan Agreement or any Related Document shall prove to have been untrue or misleading when made or becomes untrue in any material respect; or
(e)	Breach of Section 7.1(a) or Section
7.1(h). Any failure to comply with the preceding Section 7.1(a) or Section 7.1(h); or
(f)	Cross Defaults.  Except as set forth in
Section 8.1(f) of the Disclosure Schedule, any obligation (other than its obligation hereunder) of OptiMark or any of its Subsidiaries for the payment of Indebtedness in an aggregate amount of at least $150,000 is not paid when due or becomes or is declared to be due and payable prior to
the expressed maturity thereof, or there shall have
occurred an event which, with the giving of notice or lapse of time, or both, would cause any such obligation to become, or allow any such obligation to be declared to be,
due and payable.
(g)	Bankruptcy, Etc.  OptiMark or any of
its Subsidiaries shall dissolve or liquidate or take an equivalent action or an involuntary petition shall have been filed under any federal or state bankruptcy, reorganization, insolvency, moratorium or similar statute against OptiMark or any of its Subsidiaries, or a custodian, receiver, trustee, assignee for the benefit of creditors or other similar official shall be appointed to take possession, custody, or control of the property of OptiMark or any of its Subsidiaries, unless such petition or appointment is set aside or withdrawn or ceases to be in effect within sixty (60) days from the date of said filing or appointment; or OptiMark or its Subsidiaries shall admit in writing its inability to pay any of its debts as they mature, or shall file any petition or action for relief relating to any bankruptcy, reorganization, insolvency or moratorium law, or any other similar law or laws for the relief of, or relating to, debtors; or OptiMark or any of its Subsidiaries shall make a general assignment for the benefit of creditors or enter into an agreement of composition with its creditors; or
(h)	Change in Authority. Any material
permit, license or other authority of any nature from any Governmental Body now or hereafter required (i) for the performance of OptiMark under this Loan Agreement or any other Related Documents shall not be obtained or shall be revoked, withdrawn or withheld or otherwise failed to remain in full force and effect, or (ii) in the conduct of OptiMark's business shall not be obtained or shall be revoked, withdrawn or withheld or otherwise failed to remain in full force and effect, in each case (i) and (ii), for thirty (30) days after notice of such by Softbank; or
(i)	Judgments.  Either (i) a judgment or
order for the payment of money in excess of Two Hundred and Fifty Thousand Dollars ($250,000) or its equivalent in another currency, or (ii) a temporary restraining order, preliminary or final injunction, order of specific performance or similar judgment, order or decree requiring OptiMark or either of the Subsidiaries to take, or prohibiting them from taking, any action, if such order, injunction, judgment or decree would be reasonably likely to have a Material Adverse Effect, is entered against OptiMark, either of the Subsidiaries or any of their respective assets, and such judgment, order, injunction or decree is not discharged or appealed and stayed within sixty (60) days of entry or imposition thereof.
Upon any Event of Default, Softbank may terminate any of its obligations hereunder or under any Related Document. With respect to any Event of Default, (i) in any such event described in Section 8.1(g), all Obligations shall automatically be due and payable without notice or demand or any action whatsoever by Softbank; and (ii) in all other Events of Default, Softbank may, upon notice (of any nature allowed by law) to OptiMark, declare all Obligations (or any part thereof), to be forthwith due and payable without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by OptiMark.
In addition, upon any Event of Default, Softbank may without prior notice or demand, exercise any and all rights available to it under this Loan Agreement or any Related Document in equity or by applicable law. No action taken by Softbank shall be deemed to be an election of remedies by Softbank, it being the intent of the parties that Softbank shall be entitled repeatedly to exercise all remedies separately or concurrently and in any manner allowed by law.

ARTICLE IX.

MISCELLANEOUS
Section 9.1.	Notices, Etc.  All notices, requests,
demands or other communications which are required or may be given pursuant to the terms of this Loan Agreement shall be in writing and shall be deemed to have been duly given:
(a) on the date of delivery if personally delivered by hand,
(b) upon the third day after such notice is (i) deposited in the United States mail, if mailed by registered or certified mail, postage prepaid, return receipt requested, or (ii) sent by a nationally recognized overnight express courier, or (c) by facsimile upon written confirmation (other than the automatic confirmation that is received from the recipient's facsimile machine) of receipt by the recipient of such notice:

If to Softbank:
SOFTBANK Capital Partners LP
SOFTBANK Capital Advisors Fund
LP
SOFTBANK Capital LP
1188 Centre Street
Newton Center, Massachusetts
02459
Attention: Steve Murray
Telephone No.: (617) 558-6705
Facsimile No.: (617) 928-9301

With a copy to:
Sullivan & Cromwell LLP
1870 Embarcadero Road
Palo Alto, California  94303
Attention:  John L. Savva
Telephone No.: (650) 461-5600
Facsimile No.:  (650) 461-5700

If to Guarantors:
OptiMark, Inc.
OptiMark US Equities, Inc.
c/o Vie Financial Group, Inc.
1114 Avenue of the Americas,
22nd Floor
New York, New York 10036
Attention: Matthew Morgan,
Secretary
Telephone No.: (212) 575-9314
Facsimile No.: (212) 575-8424

With a copy to:
Cole, Schotz, Meisel, Forman &
Leonard, P.A.
Court Plaza North, Fourth Floor
25 Main Street
Hackensack, New Jersey 07601
Attn: Marc Press
Telephone No: (201) 489-3000
Facsimile No:  (201) 489-1536

Such addresses may be changed, from time to time, by means of a notice given in the manner provided in this Section
9.1.

Section 9.2.	No Waiver; Remedies.  No failure on the
part of Softbank to exercise, and no delay in exercising, any right under this Loan Agreement or any Related Document shall operate as a waiver thereof; nor shall any single or partial exercise of any right under any of the aforesaid preclude any other or further exercise thereof or the exercise of any other right from time to time and as often as Softbank may deem expedient and without notice (except any notice which is specifically required by written agreement). The remedies provided in this Loan Agreement and the Related Documents are cumulative and not exclusive of any remedies provided by law or in equity, now or hereafter existing.

Section 9.3.	Accounting Terms.  All accounting terms
not specifically defined herein shall be construed in accordance with GAAP except as otherwise stated herein.

Section 9.4.	Assignment.  This Loan Agreement shall
not be assignable by OptiMark without Softbank's Consent.
Softbank may assign to any Person the obligation, subject to OptiMark's satisfaction of all conditions precedent in
Section 5.1 hereof, to make all or a portion of the Loan on the Closing Date to OptiMark. In addition, Softbank may sell, transfer, assign, negotiate, pledge, or hypothecate all or any portion of this Loan Agreement or the Security
Agreement (except that if Softbank assigns all of its rights under this Loan Agreement it shall also assign all of its rights under the Security Agreement) to any Person.

Section 9.5.	Governing Law; Venue.  This Loan
Agreement and each Related Document shall be deemed to have been made in New York and the validity of such documents, their construction, interpretation and enforcement, shall be determined under, governed by and construed in accordance with the laws of New York. In any court proceeding, OptiMark agrees to submit to the jurisdiction of the state or federal court selected by Softbank, and venue of any action concerning this Loan Agreement or any Related Document shall be in the county of New York in the State of New York. OptiMark hereby irrevocably waives to the fullest extent permitted by law any objection which it may now or hereafter have to the laying of such venue and any claim that any such forum is an inconvenient forum.
Nothing in this Section shall impair the right of Softbank to bring any action or proceeding against OptiMark or its property in the courts of any other county or jurisdiction.

Section 9.6.	Entire Loan Documents; Headings;
Amendments; Severability; Time; Fair Construction;
Counterparts.  This Loan Agreement and the Related
Documents constitute the entire agreement between the parties regarding the terms of this Loan and supersede any and all other agreements relating to the subject matter of this Loan Agreement and the Related Documents, oral or written, among any or all of the parties. The headings of the various sections and subsections of this Loan Agreement and of any Related Document are for convenience of reference only and do not constitute a part of the respective document and shall not affect the meaning or construction of any provision.
No amendment, waiver or forbearance of any provision of this Loan Agreement or of any Related Document shall be effective unless the same shall be in a writing signed by Softbank. Any such waiver or forbearance shall only be effective for the specific purpose and in the specific instance given and not for other or subsequent purposes or instances and no forbearance or waiver shall affect
Softbank's right to refuse further forbearances or waivers.
If any portion of this Loan Agreement or any Related
Document is held to be invalid or unenforceable, the remaining portions and provisions and conditions thereof shall remain in full force and effect.
Time is of the essence under this Loan Agreement and each Related Document. Counsel for each party has participated in the review and revision of this Loan
Agreement and each party agrees that the rules of construction requiring any ambiguities to be resolved against the drafting party shall not be employed in the interpretation of this Loan Agreement or any Related
Document. The signature pages of this Loan Agreement and of any Related Document may be executed in counterparts.

Section 9.7.	Confidentiality.  Except as may be
required to enforce the rights and duties established hereunder (including establishing and maintaining
Softbank's perfected Lien in the Collateral), the parties hereto shall preserve in a confidential manner all information received from the other pursuant to this Loan
Agreement and the Related Documents, and shall not disclose such information except to those Persons with which a confidential relationship is maintained (including regulators, legal counsel, accountants, agents or an assignee or a prospective assignee of any of Softbank's rights hereunder), or where required by law.

Section 9.8.	No Waiver.  Notwithstanding anything
contained in this Loan Agreement, the execution and delivery of this Loan Agreement by Softbank shall not constitute a waiver by Softbank of any breach by OptiMark of a representation, warranty, covenant or condition set forth in the Existing Loan Agreements.

(Signature page follows)


Executed and dated as of July 23, 2003.

OPTIMARK HOLDINGS, INC.

By: _______________________
Name: Robert J. Warshaw
Title: Chief Executive Officer


SOFTBANK CAPITAL PARTNERS LP,
SOFTBANK CAPITAL ADVISORS FUND LP,
SOFTBANK CAPITAL LP
By: SOFTBANK CAPITAL PARTNERS LLC,
its General Partner

By:_/s/______________________
Name: Steven J. Murray
Title: Admin. Member


Acknowledged and Agreed, solely
with respect to Section 3.5

OPTIMARK, INC.,
a Delaware corporation

By:__________________________
Name: Robert J. Warshaw
Title: Chief Executive Officer


(Signature page to Loan Agreement)



                  DEFINITIONS ADDENDUM

This Definitions Addendum is an attachment to and part of that certain LOAN AGREEMENT ("Loan Agreement") dated as of July 23, 2003 between OptiMark Holdings, Inc. and
Softbank Capital Partners LP, Softbank Capital Advisors
Fund LP, and Softbank Capital LP. Except as otherwise stated in the Loan Agreement, the following terms shall have the following meanings:

"Additional Shares of OII Common Stock" has the meaning set forth in Section Section 3.5(d)(i) of the Loan
Agreement.

"Additional Shares of OII Preferred Stock" has the meaning set forth in Section 3.5(d)(i) of the Loan
Agreement.

"Advance" means the advance of Loan proceeds on the Closing Date.

"Amended and Restated Investors' Rights Agreement" has the meaning set forth in Section 3.5(a)(ii) of the Loan
Agreement.

"Amendment No. 2 to the Amended and Restated
Investors' Rights Agreement" has the meaning set forth in
Section 3.5(a) of the Loan Agreement.

"Arising Out Of" means directly or indirectly arising out of, relating in any manner to, arising in connection with, growing out of or stemming from, or in any manner caused by or resulting from, whether by action or inaction and whether such action or inaction be culpable and whether such action be in contract, tort or otherwise.

"Business Day" means any day other than (i) a Saturday, Sunday or legal holiday, or (ii) a day on which commercial banks in New York City are authorized or required by law or executive order to close.

"Capital Lease Obligations" means, with respect to any Person, the obligation of such Person to pay rent or other amounts under any lease with respect to any property
(whether real, personal or mixed) acquired or leased by such Person that is required to be accounted for under GAAP as a liability on a consolidated balance sheet of such Person.

"Claims" means any and all administrative, legal or other actions, claims, suits, appeals, settlements, consent decrees, or investigations.

"Closing" or "Closing Date" shall mean the last to occur of: (a) the date the Loan Agreement and the Related
Documents are executed and delivered to Softbank and (b) the date all conditions precedent contained in Section 5.1 of the Loan Agreement are satisfied.

"Collateral" has the meaning set forth in Section 5.3 of the Loan Agreement.

"Consent" means a written document containing the approval of and executed by the Person to be bound by the document.

"Contractual Obligation" means, with respect to any Person, each provision of this Loan Agreement, each Related
Document, and all provisions of all other agreements, contracts, instrument and undertakings to which such Person is a party or by which it or any of its property is bound.

"Costs and Fees" means all reasonable out-of-pocket or incurred costs (including without limitation those incurred by the following persons) and expenses of every nature, including, without limitation, reasonable attorneys' fees
(whether of independent or in-house counsel whether incurred before trial, at trial, or appeal and in any bankruptcy or arbitration proceeding), reasonable fees of paralegals, clerks, accountants and other consultants or experts, and of collection and other agents, and all other reasonable fees, costs and expenses of every nature whatsoever now or hereafter incurred from time to time, including, without limitation, all reasonable expenses related to the Collateral (including without limitation, all appraisal(s), filing and recording fees).

"Default" or "Event of Default" has the meaning set forth in Section 8.1 of the Loan Agreement.

"Default Rate" has the meaning set forth in Section
4.2 of the Loan Agreement.

"Disclosure Schedule" has the meaning set forth in
Section 5.1(c) of the Loan Agreement.

"Effective Date" has the meaning set forth in the preamble of the Loan Agreement.

"Existing Loan Agreements" means, collectively, (i) the
Loan Agreement, dated as of November 27, 2002 among
OptiMark, Softbank and, solely with respect to Section 3.5 thereof, OptiMark, Inc., and (ii) the Loan Agreement, dated as of February 6, 2003, among OptiMark, Softbank and, solely with respect to Section 3.5 thereof, OptiMark, Inc.

"Financial Statements" means the (iii) consolidated balance sheets of the Company as of March 31, 2003 and December 31, 2002, (iv) consolidated statements of operations and comprehensive loss for the three month periods ended March 31, 2003 and 2002, and (v) consolidated statements of cash flows for the three month periods ended March 31, 2003 and 2002, all as set forth in OptiMark's Quarterly Report on Form 10-QSB for the quarter ended March 31, 2003.

"Form 10-K" has the meaning set forth in Section
5.1(h) of the Loan Agreement.

"Form 10-QSB" has the meaning set forth in Section
5.1(h) of the Loan Agreement.

"GAAP" or "Generally Accepted Accounting Principles" means generally accepted accounting principles as in effect from time to time in the United States.

"Governmental Body" means any foreign or domestic government; court; federal, state, county, municipal or other department, commission, board, bureau, agency, administrator, public authority or instrumentality;
arbitrator; mediator; or other governmental regulator or authority.

"Guarantees" means those certain Third Amended and Restated Guarantees, dated the Closing Date, between
Softbank and each of the Subsidiaries, in the forms attached as Exhibit E hereto.

"Indebtedness" means, with respect to any Person, (i) all obligations of such Person for borrowed money or for the deferred purchase price of property or services
(including all obligations, contingent or otherwise, of such Person in connection with letters of credit, bankers' acceptances, Interest Rate Protection Agreement or other similar instruments, including currency swaps) other than indebtedness to trade creditors and service providers incurred in the ordinary course of business and payable on usual and customary terms, (ii) all obligations or such Person evidenced by bonds, notes, debentures or other similar instruments, (iii) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even though the remedies available to the seller or lender under such agreement are limited to repossession or sale of such property), (iv) all Capital Lease Obligations of such Person, (v) all obligations of the types described in clauses
(i), (ii), (iii) or (iv) above secured by (or for which the obligee has an existing right, contingent or otherwise, to be secured by) any Lien upon or in any property (including accounts, contract rights and other intangibles) owned by such Person, even though such Person has not assumed or become liable for the payment of such Indebtedness, (vi) all preferred stock issued by such Person which is redeemable, prior to full satisfaction of OptiMark's obligations under this Loan Agreement and the Notes, other than at the option of such Person, (vii) all Indebtedness of others subject to a Third Party Guarantee by such Person and (viii) all Indebtedness of any partnership of which such Person is a general partner.

"Interest Rate Protection Agreement" means any interest rate swap agreement, interest rate cap agreement or similar hedging arrangement used by a Person to fix or cap a floating rate of interest on Indebtedness to a negotiated maximum rate or amount.

"Liability" means any liability (whether known or unknown, whether asserted or unasserted, whether absolute or contingent, whether accrued or unaccrued, whether liquidated or unliquidated, and whether due or to become due), including any liability for Taxes.

"Lien" or "Liens" means, with respect to any Person, any security interest, pledge, mortgage, charge, option, assignment, hypothecation, encumbrance, attachment, garnishment, sequestration, forfeiture, execution or other voluntary or involuntary lien upon or affecting the revenues of such Person or any real or personal property in which such Person has or hereafter acquires any interest, except (i) Liens for Taxes which are not delinquent or which remain payable without penalty or the validity or amount of which is being contested in good faith by appropriate proceedings and reserves Consented to by Softbank; (ii) Liens imposed by law (such as mechanics' liens) incurred in good faith in the ordinary course of business which are not delinquent or which remain payable without penalty or the validity or amount of which is being contested in good faith by appropriate proceedings and reserves Consented to by Softbank; and (iii) deposits or pledges under workmen's compensation, unemployment insurance, social security, bids, tenders, contracts
(except for repayment of borrowed money), or leases, or to secure statutory obligations or surety or appeal bonds or to secure indemnity, performance or other similar bonds given in the ordinary course of business.

"Loan" or "Loans" means the loan from Softbank to OptiMark in the original principal amount of $940,000 made pursuant to the Loan Agreement and as the Loan may be extended, modified or renewed from time to time.

"Loan Agreement" means this Loan Agreement, as the same may be amended, extended or renewed from time to time.

"Loan Documents" means the Related Documents.

"Loss" or "Losses" means any and all Costs and Fees, losses, liabilities, deficiencies, obligations, damages and other expenses of every nature, including without limitation interest and penalties.

"Material Adverse Effect" means an adverse effect upon the business, financial condition, results of operations, property, assets or prospects of OptiMark, each of the Subsidiaries, or, solely with respect to Section 5.1(h),
Section 6.1(a), Section 6.1(e), Section 6.1(g) and Section
7.1(c), OptiMark Innovations, or upon the validity or enforceability of the Loan Agreement or any of the other
Related Documents, or upon the collectibility of the Loan, or upon the Contractual Obligations or ownership of OptiMark of the Collateral or Softbank's Lien thereon, or upon the ability of OptiMark to perform its obligations hereunder or under any Related Document, or upon the rights of Softbank hereunder or under any Related Document, which adverse effect would be viewed as material by a reasonably prudent lender.

"Maturity Date" has the meaning given that term in
Section 3.1 of the Loan Agreement.

"Notes" means the promissory notes in substantially the form attached as Exhibit A and any other promissory note now or hereafter evidencing an Advance, all as extended, renewed or amended from time to time.

"Obligations" means all obligations for principal or interest on the Notes, all Costs and Fees, all indemnification obligations and all other amounts of every nature whatsoever due or to become due Softbank under this Loan Agreement or under any Related Document.

"OII Common Stock" means the Common Stock, par value
$.01 per share, of OptiMark Innovations.

"OII Common Stock Conversion Price" has the meaning set forth in Section 3.5(d)(i) of the Loan Agreement.

"OII Preferred Stock" means the Non-Qualified
Preferred Stock, par value $0.01 per share, of OptiMark
Innovations.

"OII Preferred Stock Conversion Price" has the meaning set forth in Section 3.5(d)(i) of the Loan Agreement.

"OII Stock" has the meaning set forth in Section
3.5(d)(i) of the Loan Agreement.

"OptiMark" means OptiMark Holdings, Inc., a Delaware corporation.

"OptiMark, Inc." means OptiMark, Inc., a Delaware corporation and wholly-owned subsidiary of OptiMark.

"OptiMark Innovations" means OptiMark Innovations
Inc., a Delaware corporation.

"Options" has the meaning set forth in Section
3.5(d)(i) of the Loan Agreement.

"Person" means an individual, corporation, partnership, limited liability company, association, trust or any other entity or organization, including a state, government or political subdivision or an agency or instrumentality thereof.

"Principal Amount" has the meaning set forth in
Section 2.1 of the Loan Agreement.

"Related Documents" means the Loan Agreement,
Amendment No. 2 to the Amended and Restated Investors'
Rights Agreement, Notes, the Security Agreement, the
Guarantees and UCC's and all other certificates, documents or agreements now or hereafter Arising Out Of or executed in connection with or pursuant to any of the foregoing.

"Remainder Obligation" has the meaning set forth in
Section 3.5(a)(iii) of the Loan Agreement.

"Requirement of Law" means, with respect to any Person, the now or hereafter existing articles or certificate of incorporation and bylaws, the partnership or limited liability company agreement or other organizational or governing documents of such Person, and any law, treaty, rule, order, judgment, decree, injunction, writ, or regulation, or a final and binding determination of an arbitrator, mediator, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

"SEC" means the Securities and Exchange Commission.

"Security Agreement" means that certain Third Amended and Restated Pledge and Security Agreement, dated the Closing Date, between the parties in the form attached as Exhibit F.

"Series F Preferred Stock" means the Series F
Preferred Stock, par value $.01 per share, of OptiMark.

"Softbank" has the meaning set forth in the first paragraph of this Loan Agreement, and any of its successors or assigns.

"Subsidiaries" means OptiMark, Inc. and OptiMark U.S.
Equities, Inc., a Delaware corporation.

"Taxes" means for any Person any federal or state tax, assessment, duty, levy, withholding liability, impost and other charges of every nature whatsoever imposed by any Governmental Body on such Person or on any of its property or because of any, revenue, income, sales, use, product, employee or franchise, and any interest or penalty with respect to any of the foregoing.

"Third Party Guarantee" means, with respect to any Person, any obligation, contingent or otherwise, of such Person guaranteeing or having the economic effect of guaranteeing any Indebtedness of any other Person (the
"primary obligor") in any manner, whether directly or indirectly, and including any obligation of such Person,
(i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness, (ii) to purchase property, securities or services for the purpose of assuring the holder of such Indebtedness of the payment of such Indebtedness of (iii) to maintain working capital, equity capital or the financial condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness.

"UCC's" means the Uniform Commercial Code financing statements executed and filed at the closing of the loans by Softbank to OptiMark pursuant to the Loan Agreements.


              	Exhibit A
               PROMISSORY NOTE

$8,112.20		Dated: July 23, 2003
             	New York, New York

FOR VALUE RECEIVED, the undersigned, OptiMark
Holdings, Inc., a Delaware corporation ("OptiMark"), promises to pay to the order of SOFTBANK Capital Advisors
Fund LP, a Delaware limited partnership ("Softbank"), the principal sum of Eight Thousand One Hundred Twelve Dollars and Twenty Cents ($8,112.20) or such lesser principal amount as shall then equal the outstanding principal amount hereof, plus interest, in lawful, immediately available money of the United States of America.

This Promissory Note ("Note") is issued by OptiMark pursuant to that certain Loan Agreement, dated as of the date hereof (the "Loan Agreement"), between OptiMark and Softbank. Capitalized terms not otherwise defined in this Note shall have the meaning set forth in the Loan
Agreement, which definitions are incorporated herein. The terms of the Loan Agreement are also incorporated herein.
OptiMark further agrees as follows:

Interest Rate. Interest on the outstanding principal balance of this Note shall accrue at the rate of ten percent (10%) per annum, based on a year of 360 days and actual days elapsed. Interest shall be compounded every 90 days following the Closing Date, shall accrue from the Closing Date until the Loan is paid in full and shall be added to principal as specified in the Loan Agreement.
Upon the occurrence and during the continuance of an Event of Default, interest on the outstanding principal balance of this Note shall accrue at the Default Rate specified in
Section 4.2 of the Loan Agreement and shall also be compounded every 90 days following the Closing Date.
However, in no event shall the interest rate exceed the maximum rate permitted by law. Interest shall be payable on the Maturity Date.

Payment of Principal and Interest. The outstanding principal balance of this Note, together with all accrued but unpaid interest, shall be due and payable on the Maturity Date. The outstanding principal balance due on this Note shall be determined as specified in Section 3.2 of the Loan Agreement. The principal, interest and other sums due on this Note or under the Loan Agreement shall be reflected by Softbank's records which will be prima facie evidence of the computation of the amounts owing by OptiMark to Softbank, absent manifest error.
Loan Agreement and Prepayment. This Note is issued pursuant to the terms of the Loan Agreement and is secured by the Collateral. Voluntary prepayments of this Note may be made without penalty.

Default. If an Event of Default shall occur, then all amounts due or to become due under this Note or under the Loan Agreement or any of the Related Documents shall become, or may be declared, immediately due and payable, all as further provided in the Loan Agreement.
Maximum Amount of Interest. Notwithstanding any contrary provision, the total liability of OptiMark for payment of interest hereunder shall not exceed the maximum amount of interest permitted by law, and if any payment made by the OptiMark includes interest in excess of such a maximum amount, Softbank shall at any time before or after default apply such excess to the reduction of principal hereunder.

Acceleration. This Note is subject to the provisions on acceleration contained in Section 8.1 of the Loan
Agreement.

Waivers by OptiMark. Subject to any provisions to the contrary in the Loan Agreement, OptiMark waives presentment for payment, demand, notice of nonpayment, notice of protest and protest of this Note, and all notices in connection with the delivery, acceptance, or dishonor of this Note. OptiMark agrees that Section 9.9. if for any reason any amount due hereunder is paid by cashier's, certified teller's check or other check, there shall be no discharge of OptiMark's obligation until said check be finally paid by the issuer thereof; and Section 9.10. OptiMark shall have waived any rights to any accord and satisfaction of any now or hereafter existing claim in dispute between Softbank and OptiMark (or any of their respective successors and assigns), all of which provisions and rights are hereby waived.

No Waiver by Softbank. Softbank shall not by any act of omission or commission be deemed to waive any of its rights or remedies under this Note or the Loan Agreement unless such waiver shall be in writing and signed by Softbank, and then only to the extent specifically set forth therein.

Costs and Fees. OptiMark agrees to pay to Softbank all Costs and Fees (including without limitation, reasonable attorneys' fees) payable under the provisions of the Loan Agreement, including but not limited to Section
4.1 thereof, all of which provisions are incorporated herein by this reference.

Application of Article 3. OptiMark and Softbank agree that the provisions of Article 3 of the Uniform Commercial
Code of New York pertaining to instruments shall be applied to this Note, even if this Note is not deemed to be an "instrument" or a "negotiable instrument" thereunder, except that no assignee of this Note shall have the status of a "holder-in-due course" under that Article.
Governing Law; Venue. This Note shall be governed by and construed in accordance with the internal laws of the State of New York. Without impairing the other agreements made by OptiMark in the Loan Agreement, OptiMark hereby irrevocably makes the agreements set forth in Sections 9.5
(Governing Law; Venue) of the Loan Agreement.
(Signature page follows)


OPTIMARK HOLDINGS, INC.
a Delaware corporation

By: /s/
Name: Robert J. Warshaw
Title: Chief Executive Officer


(Signature Page to SOFTBANK Capital Advisors Fund LP Note)


		PROMISSORY NOTE

$461,906.60		Dated: July 23, 2003
			New York, New York

FOR VALUE RECEIVED, the undersigned, OptiMark
Holdings, Inc., a Delaware corporation ("OptiMark"), promises to pay to the order of SOFTBANK Capital LP, a Delaware limited partnership ("Softbank"), the principal sum of Four Hundred Sixty-One Thousand Nine Hundred Six
Dollars and Sixty Cents ($461,906.60) or such lesser principal amount as shall then equal the outstanding principal amount hereof, plus interest, in lawful, immediately available money of the United States of America.

This Promissory Note ("Note") is issued by OptiMark pursuant to that certain Loan Agreement, dated as of the date hereof (the "Loan Agreement"), between OptiMark and Softbank. Capitalized terms not otherwise defined in this Note shall have the meaning set forth in the Loan
Agreement, which definitions are incorporated herein. The terms of the Loan Agreement are also incorporated herein.
OptiMark further agrees as follows:

Interest Rate. Interest on the outstanding principal balance of this Note shall accrue at the rate of ten percent (10%) per annum, based on a year of 360 days and actual days elapsed. Interest shall be compounded every 90 days following the Closing Date, shall accrue from the Closing Date until the Loan is paid in full and shall be added to principal as specified in the Loan Agreement.
Upon the occurrence and during the continuance of an Event of Default, interest on the outstanding principal balance of this Note shall accrue at the Default Rate specified in
Section 4.2 of the Loan Agreement and shall also be compounded every 90 days following the Closing Date.
However, in no event shall the interest rate exceed the maximum rate permitted by law. Interest shall be payable on the Maturity Date.

Payment of Principal and Interest. The outstanding principal balance of this Note, together with all accrued but unpaid interest, shall be due and payable on the Maturity Date. The outstanding principal balance due on this Note shall be determined as specified in Section 3.2 of the Loan Agreement. The principal, interest and other sums due on this Note or under the Loan Agreement shall be reflected by Softbank's records which will be prima facie evidence of the computation of the amounts owing by OptiMark to Softbank, absent manifest error.

Loan Agreement and Prepayment. This Note is issued pursuant to the terms of the Loan Agreement and is secured by the Collateral. Voluntary prepayments of this Note may be made without penalty.

Default. If an Event of Default shall occur, then all amounts due or to become due under this Note or under the Loan Agreement or any of the Related Documents shall become, or may be declared, immediately due and payable, all as further provided in the Loan Agreement.

Maximum Amount of Interest. Notwithstanding any contrary provision, the total liability of OptiMark for payment of interest hereunder shall not exceed the maximum amount of interest permitted by law, and if any payment made by the OptiMark includes interest in excess of such a maximum amount, Softbank shall at any time before or after default apply such excess to the reduction of principal hereunder.

Acceleration. This Note is subject to the provisions on acceleration contained in Section 8.1 of the Loan
Agreement.

Waivers by OptiMark. Subject to any provisions to the contrary in the Loan Agreement, OptiMark waives presentment for payment, demand, notice of nonpayment, notice of protest and protest of this Note, and all notices in connection with the delivery, acceptance, or dishonor of this Note. OptiMark agrees that Section 9.11. if for any reason any amount due hereunder is paid by cashier's, certified teller's check or other check, there shall be no discharge of OptiMark's obligation until said check be finally paid by the issuer thereof; and Section 9.12. OptiMark shall have waived any rights to any accord and satisfaction of any now or hereafter existing claim in dispute between Softbank and OptiMark (or any of their respective successors and assigns), all of which provisions and rights are hereby waived.

No Waiver by Softbank. Softbank shall not by any act of omission or commission be deemed to waive any of its rights or remedies under this Note or the Loan Agreement unless such waiver shall be in writing and signed by Softbank, and then only to the extent specifically set forth therein.

Costs and Fees. OptiMark agrees to pay to Softbank all Costs and Fees (including without limitation, reasonable attorneys' fees) payable under the provisions of the Loan Agreement, including but not limited to Section
4.1 thereof, all of which provisions are incorporated herein by this reference.

Application of Article 3. OptiMark and Softbank agree that the provisions of Article 3 of the Uniform Commercial
Code of New York pertaining to instruments shall be applied to this Note, even if this Note is not deemed to be an "instrument" or a "negotiable instrument" thereunder, except that no assignee of this Note shall have the status of a "holder-in-due course" under that Article.
Governing Law; Venue. This Note shall be governed by and construed in accordance with the internal laws of the State of New York. Without impairing the other agreements made by OptiMark in the Loan Agreement, OptiMark hereby irrevocably makes the agreements set forth in Sections 9.5
(Governing Law; Venue) of the Loan Agreement.

(Signature page follows)

OPTIMARK HOLDINGS, INC.
a Delaware corporation

By: /s/
Name:  Robert J. Warshaw
Title: Chief Executive Officer


(Signature Page to SOFTBANK Capital LP Note)



		PROMISSORY NOTE

$469,981.20		Dated: July 23, 2003
			New York, New York

FOR VALUE RECEIVED, the undersigned, OptiMark
Holdings, Inc., a Delaware corporation ("OptiMark"), promises to pay to the order of SOFTBANK Capital Partners
LP, a Delaware limited partnership ("Softbank"), the principal sum of Four Hundred Sixty-Nine Thousand Nine
Hundred Eighty-One Dollars and Twenty Cents ($469,981.20) or such lesser principal amount as shall then equal the outstanding principal amount hereof, plus interest, in lawful, immediately available money of the United States of America.

This Promissory Note ("Note") is issued by OptiMark pursuant to that certain Loan Agreement, dated as of the date hereof (the "Loan Agreement"), between OptiMark and Softbank. Capitalized terms not otherwise defined in this Note shall have the meaning set forth in the Loan
Agreement, which definitions are incorporated herein. The terms of the Loan Agreement are also incorporated herein.
OptiMark further agrees as follows:

Interest Rate. Interest on the outstanding principal balance of this Note shall accrue at the rate of ten percent (10%) per annum, based on a year of 360 days and actual days elapsed. Interest shall be compounded every 90 days following the Closing Date, shall accrue from the Closing Date until the Loan is paid in full and shall be added to principal as specified in the Loan Agreement.
Upon the occurrence and during the continuance of an Event of Default, interest on the outstanding principal balance of this Note shall accrue at the Default Rate specified in
Section 4.2 of the Loan Agreement and shall also be compounded every 90 days following the Closing Date.
However, in no event shall the interest rate exceed the maximum rate permitted by law. Interest shall be payable on the Maturity Date.

Payment of Principal and Interest. The outstanding principal balance of this Note, together with all accrued but unpaid interest, shall be due and payable on the Maturity Date. The outstanding principal balance due on this Note shall be determined as specified in Section 3.2 of the Loan Agreement. The principal, interest and other sums due on this Note or under the Loan Agreement shall be reflected by Softbank's records which will be prima facie evidence of the computation of the amounts owing by OptiMark to Softbank, absent manifest error.

Loan Agreement and Prepayment. This Note is issued pursuant to the terms of the Loan Agreement and is secured by the Collateral. Voluntary prepayments of this Note may be made without penalty.

Default. If an Event of Default shall occur, then all amounts due or to become due under this Note or under the Loan Agreement or any of the Related Documents shall become, or may be declared, immediately due and payable, all as further provided in the Loan Agreement.

Maximum Amount of Interest. Notwithstanding any contrary provision, the total liability of OptiMark for payment of interest hereunder shall not exceed the maximum amount of interest permitted by law, and if any payment made by the OptiMark includes interest in excess of such a maximum amount, Softbank shall at any time before or after default apply such excess to the reduction of principal hereunder.

Acceleration. This Note is subject to the provisions on acceleration contained in Section 8.1 of the Loan
Agreement.

Waivers by OptiMark. Subject to any provisions to the contrary in the Loan Agreement, OptiMark waives presentment for payment, demand, notice of nonpayment, notice of protest and protest of this Note, and all notices in connection with the delivery, acceptance, or dishonor of this Note. OptiMark agrees that Section 9.13. if for any reason any amount due hereunder is paid by cashier's, certified teller's check or other check, there shall be no discharge of OptiMark's obligation until said check be finally paid by the issuer thereof; and Section 9.14. OptiMark shall have waived any rights to any accord and satisfaction of any now or hereafter existing claim in dispute between Softbank and OptiMark (or any of their respective successors and assigns), all of which provisions and rights are hereby waived.

No Waiver by Softbank. Softbank shall not by any act of omission or commission be deemed to waive any of its rights or remedies under this Note or the Loan Agreement unless such waiver shall be in writing and signed by Softbank, and then only to the extent specifically set forth therein.

Costs and Fees. OptiMark agrees to pay to Softbank all Costs and Fees (including without limitation, reasonable attorneys' fees) payable under the provisions of the Loan Agreement, including but not limited to Section
4.1 thereof, all of which provisions are incorporated herein by this reference.

Application of Article 3. OptiMark and Softbank agree that the provisions of Article 3 of the Uniform Commercial
Code of New York pertaining to instruments shall be applied to this Note, even if this Note is not deemed to be an "instrument" or a "negotiable instrument" thereunder, except that no assignee of this Note shall have the status of a "holder-in-due course" under that Article.

Governing Law; Venue. This Note shall be governed by and construed in accordance with the internal laws of the State of New York. Without impairing the other agreements made by OptiMark in the Loan Agreement, OptiMark hereby irrevocably makes the agreements set forth in Sections 9.5
(Governing Law; Venue) of the Loan Agreement.

(Signature page follows)


OPTIMARK HOLDINGS, INC.
a Delaware corporation

By: /s/
Name: Robert J. Warshaw
Title: Chief Executive Officer


(Signature Page to SOFTBANK Capital Partners LP Note)


			Exhibit B
AMENDMENT NO. 2 TO THE AMENDED AND RESTATED
INVESTORS' RIGHTS AGREEMENT

This AMENDMENT NO. 2 TO THE AMENDED AND RESTATED
INVESTORS' RIGHTS AGREEMENT (this "Amendment No. 2 to the
Amended and Restated Investors' Rights Agreement") is made as of the 23 day of July, 2003, by and among OPTIMARK
INNOVATIONS INC., f/k/a OTSH, Inc., a Delaware corporation
(the "Company"), OPTIMARK HOLDINGS, INC., a Delaware corporation ("Holdings"), OPTIMARK, INC., a Delaware corporation ("OptiMark"), DRAPER FISHER JURVETSON EPLANET
VENTURES, L.P., a Cayman Islands limited partnership
("ePlanet Ventures"), DRAPER FISHER JURVETSON EPLANET
PARTNERS FUND, LLC, a California limited liability company
("ePlanet Partners") and DRAPER FISHER JURVETSON EPLANET
VENTURES GmBH & CO. KG., a German partnership ("ePlanet
KG"), SOFTBANK CAPITAL PARTNERS LP, a Delaware limited partnership ("Capital Partners"), SOFTBANK CAPITAL LP, a
Delaware limited partnership ("SOFTBANK Capital"), and SOFTBANK CAPITAL ADVISORS FUND LP, a Delaware limited partnership ("Capital Advisors"). For purposes of this
Agreement: (i) each of Capital Partners, SOFTBANK Capital, and Capital Advisors may be referred to as a "SOFTBANK
Entity" and, collectively, as the "SOFTBANK Entities;" (ii) each of ePlanet Ventures ePlanet Partners and ePlanet KG may be referred to as an "ePlanet Entity" and, collectively, as the "ePlanet Entities"; and (iii) the Company, Holdings, OptiMark, each ePlanet Entity and each SOFTBANK Entity are sometimes hereinafter referred to individually as a "Party" and collectively as the "Parties."

WHEREAS, the Parties are party to that certain
(i) Amended and Restated Investors' Rights Agreement, dated as of May 3, 2002, and Amendment No. 1 to such Amended and
Restated Investors' Rights Agreement, dated as of February
6, 2003 ("Amendment No. 1 to the Amended and Restated
Investors' Rights Agreement" and collectively with the Amended and Restated Investors' Rights Agreement, dated as of May 3, 2002, the "Amended and Restated Investors' Rights
Agreement");

WHEREAS, pursuant to that certain Loan Agreement, dated as of July 23, 2003, by and among the SOFTBANK
Entities, Holdings, OptiMark and the Company (solely with respect to Section 3.5 thereof) (the "Loan Agreement"), the
SOFTBANK Entities have agreed to extend credit to Holdings in the principal amount of $940,000 (the "Loan"); and

WHEREAS, in accordance with the terms of Section
3.5 of the Loan Agreement, upon maturity of the Loan, the SOFTBANK Entities may elect, in their sole discretion, to have a portion of the Loan repaid by decreasing the number of shares of the Company's Common Stock held by the SOFTBANK Entities that Holdings has the right or is required to reacquire pursuant to Sections 5.2, 5.4 and 5.5 of the Amended and Restated Investors' Rights Agreement
(the "Revised Call Rights"); and

WHEREAS, in connection with the Revised Call
Rights, the Parties have agreed to enter into this Amendment No. 2 to the Amended and Restated Investors'
Rights Agreement.

NOW, THEREFORE, in consideration of the premises and mutual agreements contained herein, and for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Parties agree to amend the Amended and Restated Investors' Rights Agreement as follows:

ARTICLE I.

DEFINED TERMS.  EXCEPT AS DEFINED HEREIN, CAPITALIZED TERMS
USED HEREIN SHALL HAVE THE MEANINGS ASCRIBED TO SUCH TERMS
IN THE AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT.

ARTICLE II.  AMENDMENT OF SECTION 5.2(A) OF THE AMENDED AND
RESTATED INVESTORS' RIGHTS AGREEMENT.  THE FIRST SENTENCE
OF SECTION 5.2(A) OF THE AMENDED AND RESTATED INVESTORS'
RIGHTS AGREEMENT IS HEREBY AMENDED BY DELETING IT IN ITS
ENTIRETY AND REPLACING IT WITH THE FOLLOWING:
"(a)	First Call Right.  Commencing on
September 23, 2003 and continuing until
September 30, 2003 (the "First Call
Exercise Period"), the Independent
Committee, in its sole discretion,
shall have the right to require each of
the SOFTBANK Entities to sell to
Holdings (the "First Call Right") 100
shares of the Common Stock held by the
SOFTBANK Entities (as appropriately
adjusted for stock splits, reverse
stock splits and stock dividends) in
exchange for an aggregate consideration
of (i) US$125,000 and (ii) 16,667
shares of authorized but unissued
shares of the Series E Preferred Stock;
provided, however, that (i) in
accordance with Section 3.5(a)(ii) of
that certain Loan Agreement, by and
among the SOFTBANK Entities, Holdings,
OptiMark and the Company (solely with
respect to Section 3.5 thereof), dated
as of February 6, 2003 (the "Original
Loan Agreement"), pursuant to which the
SOFTBANK Entities have agreed to extend
credit to Holdings in the principal
amount of $940,000 (the "Original
Loan"), the SOFTBANK Entities may
elect, in their sole discretion, to
have the principal amount of the
Original Loan re-paid by reducing the
number of shares of Common Stock held
by the SOFTBANK Entities that Holdings
has the right to reacquire pursuant to
the First Call Right by twenty (20)
shares (as adjusted pursuant to
Sections 3.5(b) and (d) of the Original
Loan Agreement); and (ii) in accordance
with Section 3.5(a)(ii) of that certain
Loan Agreement, by and among the
SOFTBANK Entities, Holdings, OptiMark
and the Company (solely with respect to
Section 3.5 thereof), dated as of July
___, 2003 (the "Second Loan
Agreement"), pursuant to which the
SOFTBANK Entities have agreed to extend
credit to Holdings in the principal
amount of $940,000 (the "Second Loan"),
the SOFTBANK Entities may elect, in
their sole discretion, by written
notice given to Holdings on or before
September 22, 2003, to have the
principal amount of the Second Loan re-
paid by reducing the number of shares
of Common Stock held by the SOFTBANK
Entities that Holdings has the right to
reacquire pursuant to the First Call
Right by twenty (20) shares (as
adjusted pursuant to Sections 3.5(b)
and (d) of the Second Loan Agreement)."

ARTICLE III.AMENDMENT OF SECTION 5.4(A) OF THE AMENDED AND
RESTATED INVESTORS' RIGHTS AGREEMENT.  THE FIRST SENTENCE
OF SECTION 5.4(A) OF THE AMENDED AND RESTATED INVESTORS'
RIGHTS AGREEMENT IS HEREBY AMENDED BY DELETING IT IN ITS
ENTIRETY AND REPLACING IT WITH THE FOLLOWING:

"(a)	Discretionary Call. Subject to the
rights granted to the Independent
Committee in Section 5.4(d) hereof, in
the event of a Company Liquidity Event
on or before September 30, 2003, then
Holdings shall purchase (the
"Discretionary Call") 100 shares of
Common Stock held by the SOFTBANK
Entities (as appropriately adjusted for
stock splits, reverse stock splits and
stock dividends) in exchange for an
aggregate consideration of (i)
US$125,000 and (ii) 16,667 shares of
authorized but unissued shares of the
Series E Preferred Stock; provided,
however, that (i) in accordance with
Section 3.5(a)(ii) of the Original Loan
Agreement, the SOFTBANK Entities may
elect, in their sole discretion, to
have the principal amount of the
Original Loan re-paid by reducing the
number of shares of Common Stock held
by the SOFTBANK Entities that Holdings
is required to reacquire pursuant to
the Discretionary Call by twenty (20)
shares (as adjusted pursuant to
Sections 3.5(b) and (d) of the Original
Loan Agreement); and (ii) in accordance
with Section 3.5(a)(ii) of the Second
Loan Agreement, the SOFTBANK Entities
may elect, in their sole discretion, by
written notice given to Holdings on or
before September 22, 2003, to have the
principal amount of the Second Loan re-
paid by reducing the number of shares
of Common Stock held by the SOFTBANK
Entities that Holdings is required to
reacquire pursuant to the Discretionary
Call by twenty (20) shares (as adjusted
pursuant to Sections 3.5(b) and (d) of
the Second Loan Agreement)."

ARTICLE IV.AMENDMENT OF SECTION 5.5(A) OF THE AMENDED AND
RESTATED INVESTORS' RIGHTS AGREEMENT.  THE FIRST TWO
SENTENCES OF SECTION 5.5(A) OF THE AMENDED AND RESTATED
INVESTORS' RIGHTS AGREEMENT ARE HEREBY AMENDED BY DELETING
THEM IN THEIR ENTIRETY AND REPLACING THEM WITH THE
FOLLOWING:

"(a)	Mandatory Call. In the event that:
(i) none of the options set forth in
Sections 5.2 through 5.4 of this
Agreement have been exercised on or
before September 30, 2003; (ii) the
Independent Committee no longer exists;
and (iii) no independent directors sit
on the Holdings Board and, after
reasonable good faith efforts by the
remaining members of the Holdings
Board, no independent persons qualified
to serve on the Holdings Board have
been found or, if found, are not
willing to sit on the Holdings Board,
then the Holdings Board shall engage an
independent investment banking,
accounting or third party valuation
firm to evaluate whether or not it is
in the best interests of Holdings that
it purchase the shares of Common Stock
held by the SOFTBANK Entities.  In the
event that such independent investment
banking, accounting or third party
valuation firm selected by the Holdings
Board thereafter recommends to the
Holdings Board that Holdings purchase
the shares of Common Stock held by the
SOFTBANK Entities, then Holdings shall
be obligated to purchase (the
"Mandatory Call") on or before December
31, 2003 (the "Mandatory Call Period")
100 shares of Common Stock held by the
SOFTBANK Entities (as appropriately
adjusted for stock splits, reverse
stock splits and stock dividends) in
exchange for an aggregate consideration
of (x) US$125,000 and (y) 16,667 shares
of authorized but unissued shares of
the Series E Preferred; provided,
however, that (i) in accordance with
Section 3.5(a)(ii) of the Original Loan
Agreement, the SOFTBANK Entities may
elect, in their sole discretion, by
written notice given to Holdings on or
before December 1, 2003, to have the
principal amount of the Original Loan
re-paid by reducing the number of
shares of Common Stock held by the
SOFTBANK Entities that Holdings is
required to reacquire pursuant to the
Mandatory Call by twenty (20) shares
(as adjusted pursuant to Sections
3.5(b) and (d) of the Original Loan
Agreement); and (ii) in accordance with
Section 3.5(a)(ii) of the Second Loan
Agreement, the SOFTBANK Entities may
elect, in their sole discretion, to
have the principal amount of the Second
Loan re-paid by reducing the number of
shares of Common Stock held by the
SOFTBANK Entities that Holdings is
required to reacquire pursuant to the
Mandatory Call by twenty (20) shares
(as adjusted pursuant to Sections
3.5(b) and (d) of the Second Loan
Agreement)."

ARTICLE V.INSERTION OF SECTIONS.  THE FOLLOWING SECTION
5.2(D) IS INSERTED INTO THE AMENDED AND RESTATED INVESTORS'
RIGHTS AGREEMENT:

"(d) 	Any reduction (other than a reduction
pursuant to Section 5.4(d) or 5.5(d)) in the number of shares of Common Stock held by the SOFTBANK Entities that Holdings has the right to reacquire pursuant to the First Call Right shall also concurrently reduce, by an equal number of shares, the number of shares of Common Stock held by the SOFTBANK Entities that Holdings has the right to reacquire pursuant to either of the Discretionary Call or the Mandatory Call."

The following Section 5.4(d) is inserted into the Amended and Restated Investors' Rights Agreement:

"(d)	Any reduction (other than a reduction
pursuant to Section 5.2(d) or 5.5(d)) in the number of shares of Common Stock held by the SOFTBANK Entities that Holdings has the right to reacquire pursuant to the Discretionary Call shall also concurrently reduce, by an equal number of shares, the number of shares of Common
Stock held by the SOFTBANK Entities that Holdings has the right to reacquire pursuant to either of the First Call Right or the Mandatory Call."

The following Section 5.5(d) is inserted into the Amended and Restated Investors' Rights Agreement:

"(d)	Any reduction (other than a reduction
pursuant to Section 5.2(d) or 5.4(d)) in the number of shares of Common Stock held by the SOFTBANK Entities that Holdings has the right to reacquire pursuant to the Mandatory Call shall also concurrently reduce, by an equal number of shares, the number of shares of Common Stock held by the SOFTBANK Entities that Holdings has the right to reacquire pursuant to either of the First Call Right or the Discretionary Call."

ARTICLE VI.

CONTINUING EFFECT OF THE AMENDED AND RESTATED INVESTORS'
RIGHTS AGREEMENT.  THIS AMENDMENT NO. 2 TO THE AMENDED AND
RESTATED INVESTORS' RIGHTS AGREEMENT SHALL NOT CONSTITUTE A
WAIVER, AMENDMENT OR MODIFICATION OF ANY OTHER PROVISION OF
THE AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT NOT
EXPRESSLY REFERRED TO HEREIN.  EXCEPT AS EXPRESSLY AMENDED
OR MODIFIED HEREIN, THE PROVISIONS OF THE AMENDED AND
RESTATED INVESTORS' RIGHTS AGREEMENT ARE AND SHALL REMAIN
IN FULL FORCE AND EFFECT.  FROM AND AFTER THE DATE HEREOF,
ALL REFERENCES MADE IN THE AMENDED AND RESTATED INVESTORS'
RIGHTS AGREEMENT TO "THE AGREEMENT" AND "THIS AGREEMENT"
SHALL BE A REFERENCE TO THE AMENDED AND RESTATED INVESTORS'
RIGHTS AGREEMENT, DATED AS OF MAY 3, 2002, AS AMENDED BY
AMENDMENT NO. 1 TO THE AMENDED AND RESTATED INVESTORS'
RIGHTS AGREEMENT AND THIS AMENDMENT NO. 2 TO THE AMENDED
AND RESTATED INVESTORS' RIGHTS AGREEMENT.
ARTICLE VII.GOVERNING LAW.  THIS AMENDMENT NO. 2 TO THE
AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT SHALL BE
GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF
THE STATE OF DELAWARE, WITHOUT REGARD TO THE PRINCIPLES OF
CONFLICTS OF LAW THEREOF.

ARTICLE VIII. VALID AND BINDING. THIS AMENDMENT NO. 2 TO THE AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT SHALL BE BINDING UPON AND INURE TO THE BENEFIT OF EACH OF THE
PARTIES HERETO AND THEIR RESPECTIVE SUCCESSORS AND ASSIGNS.
ARTICLE IX.COUNTERPARTS.  THIS AMENDMENT NO. 2 TO THE
AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT MAY BE EXECUTED IN ANY NUMBER OF COUNTERPARTS AND BY THE PARTIES HERETO IN SEPARATE COUNTERPARTS, EACH OF WHICH WHEN SO EXECUTED SHALL BE DEEMED TO BE AN ORIGINAL AND ALL OF WHICH TAKEN TOGETHER SHALL CONSTITUTE ONE AND THE SAME AGREEMENT.

(Signature page follows)

IN WITNESS WHEREOF, the undersigned have executed, or have caused to be executed, this Amendment No.
2 to the Amended and Restated Investors' Rights Agreement on the date first written above.

OPTIMARK INNOVATIONS INC.


By: /s/
Name: Robert J. Warshaw
Title: President


OPTIMARK, INC.

By: /s/
Name: Robert J. Warshaw
Title: Chief Executive Officer


OPTIMARK HOLDINGS, INC.

By: /s/
Name: Robert J. Warshaw
Title: Chief Executive Officer


SOFTBANK CAPITAL PARTNERS LP

By: SOFTBANK Capital Partners LLC,
its general partner

By: /s/
Name: Steven J. Murray
Title: Admin. Member

SOFTBANK CAPITAL LP

By: SOFTBANK Capital Partners LLC,
its general partner

By: /s/
Name: Steven J. Murray
Title: Admin. Member


SOFTBANK CAPITAL ADVISORS FUND LP
By: SOFTBANK Capital Partners LLC,
its general partner

By: /s/
Name: Steven J. Murray
Title: Admin. Member


DRAPER-FISHER JURVETSON EPLANET
VENTURES, L.P.
By: Draper Fisher Jurvetson ePlanet
Partners, Ltd.,
its general partner

By: /s/
Name: Francis X. Egan
Title: Vice President


DRAPER FISHER JURVETSON EPLANET
PARTNERS FUND, LLC

By: /s/
Name: Francis X. Egan
Title: Vice President


DRAPER FISHER JURVETSON EPLANET
VENTURES GMBH & CO. KG


By: Draper Fisher Jurvetson ePlanet
SLP Germany, Ltd., its special
limited partner

By: /s/
Name: Francis X. Egan
Title: Vice President



(Signature page to Amendment No. 2 to Amended and Restated
Investors' Rights Agreement)


                     Exhibit C

                CLOSING CERTIFICATE
    PURSUANT TO SECTION 5.1 OF LOAN AGREEMENT

The undersigned (hereinafter "OptiMark"), through its duly elected and current Chief Executive Officer, hereby certifies, represents and warrants to each of SOFTBANK
Capital Partners LP, SOFTBANK Capital Advisors LP, and
SOFTBANK Capital LP, each a Delaware limited partnership
(together "Softbank"), the following in connection with the execution and delivery of that certain Loan Agreement dated as of July 23, 2003 ("Loan Agreement") between OptiMark and Softbank:

	1. The representations and warranties of OptiMark contained in the Loan Agreement and in each Related
Document (as defined in the Loan Agreement) are true and correct in all material respects as of the date hereof as though made on and as of such date;

	2. The following officers or agents of OptiMark are authorized to execute the Loan Agreement and every other Related Document on behalf of OptiMark and each was at the time of such execution, and is now, a duly authorized appointed officer or agent of OptiMark duly authorized to execute and deliver such documents and to bind OptiMark to the terms and conditions thereof. Each signature on behalf of OptiMark appearing on the Loan Agreement and each of the Related Documents is the genuine signature of such officer. Any corporate seal required by law or otherwise to appear on the Loan Agreement or any Related Document has been affixed by OptiMark.

	The names of the aforesaid authorized officers and agents and their true and correct signatures are as follows:

Robert J. Warshaw_________	_____/s/_____________________
(Name of Officer or Agent)		(Signature of Officer or
Agent)

Matthew Morgan____________	_____/s/____________________
(Name of Officer or Agent)		(Signature of Officer or
Agent)


	3. Except as previously disclosed to Softbank in writing, to the best of the undersigned's knowledge, OptiMark is not now in default in any material respect under any material agreement or other instrument to which it is a party or by which it is bound;

	4. No event or condition has occurred and is continuing or would result from the incurring of obligations by OptiMark under the Loan Agreement or any Related Documents which is, or with the lapse of time or notice or both would be, an Event of Default under the Loan
Agreement or any of the Related Documents;

	5. The Board of Directors of OptiMark, pursuant to duly adopted resolutions or by unanimous consent (either of which is attached hereto), has authorized the execution, delivery, and performance by OptiMark of its obligations under the Loan Agreement and all Related Documents to which it is a party, which resolutions or consents remain in full force and effect and none of the proceedings had or actions taken by OptiMark with respect to any of the foregoing have been rescinded, revoked or repealed;

	6. No document delivered pursuant to Section 5.1 of the Loan Agreement has been amended or canceled since the date of certification or delivery thereof; and

	7. If the Loan Agreement or any Related Document was executed and/or delivered by OptiMark or any other party prior to the date hereof, none of such agreements or documents has been withdrawn or renounced by OptiMark or any other party thereto and each remains in full force and effect.


(Signature page follows)



	DATED: July 23, 2003
OPTIMARK HOLDINGS, INC.

By:	/s/
Name:	 Robert J. Warshaw
Title: Chief Executive Officer


(Signature page to Closing Certificate Pursuant to Section
5.1 of Loan Agreement)



                     Exhibit D
                Disclosure Schedule

Section 5.1(h).  Material Adverse Effect Events Not
Otherwise Disclosed

A) International Exchange Networks, Ltd. (equipment lease): In response to litigation, OptiMark has entered into a settlement with this vendor which requires OptiMark to pay the following:
	$1,000,000 by December 31, 2003; and
		$1,000,000 by December 31, 2004

B) Finova Capital Corporation (equipment lease): In response to litigation, OptiMark has entered into a settlement with this vendor which requires OptiMark to pay the following:
	$200,000 by July 20, 2003
		$400,000 by January 15, 2004; and
		$400,000 by June 15, 2004

C)  Cisco Systems, Inc. ("Cisco") (equipment vendor):
No litigation or threat has been made by Cisco. However, Cisco believes it is owed $2,112,364, while OptiMark believes it owes Cisco $1,736,410. OptiMark is trying to return equipment to Cisco in partial satisfaction of the debt but to date has not been successful in attempting to do so.


Section 8.1(f):  Cross Defaults
	See Schedule 5.1(h).  Other obligations of $150,000 or
more are:
	A)  Office lease for 10 Exchange Place:	$405,926 past
due
$11,204,346 would be due
from July 2003 through
February 2014 (end of
lease term)
	B)  Office Lease for 30 Montgomery Place:  	$25,152
past due
$452,268 is due for
June 2003 through
September 2008

C) Kelley, Drye & Warren LLP (for creditor litigation matters): Outstanding balance of $282,449.55.

D)  Obligations of OptiMark US Equities, Inc.
("Equities") to Avnet, Inc. ("Avnet"), which are the subject of a settlement that provides for Equities to pay
$220,000 to Avnet within thirty days of the settlement date. The settlement document has yet to be signed by Equities and Avnet.

E) Obligations of Equities to Comdisco, Inc.
("Comdisco"), which are the subject of a settlement that provides for Equities to pay $200,000 to Comdisco within thirty days of the settlement date. The settlement document has yet to be signed by Equities and Comdisco.


                   Exhibit E
    Third Amended and Restated Guarantees

          THIRD AMENDED AND RESTATED
               GENERAL GUARANTEE

GENERAL GUARANTEE, (this "Guarantee") dated July
23, 2003, by OptiMark US Equities, Inc., a Delaware corporation (the "Guarantor"), in favor of each of SOFTBANK Capital Partners LP, SOFTBANK Capital Advisors Fund LP and SOFTBANK Capital LP (together "Softbank"), each a Delaware limited partnership. This Guarantee amends and restates ((a) the Amended and Restated General Guarantee, dated November
27, 2002, of the Guarantor in favor of Softbank, and (
(b) the Second Amended and Restated General Guarantee, dated February 6, 2003, of the Guarantor in favor of Softbank (collectively, the "Existing Guarantee"), of the Guarantor in favor of Softbank. For the purpose of this Guarantee , the term "Loan Agreements" shall mean, collectively: (a) the Loan Agreement, dated as of November 27, 2002, by and among OptiMark Holdings, Inc. (hereinafter referred to as the "Borrower"), Softbank and, solely with respect to Section 3.5 thereof, OptiMark, Inc. (hereinafter referred to as "OptiMark, Inc.") a Delaware corporation,(b) the Loan Agreement, dated as of February 6, 2003, among the Borrower, Softbank, and, solely with respect to Section 3.5 thereof, OptiMark, Inc., and ((c) the Loan Agreement, dated as of the date hereof, by and among the Borrower, Softbank and, solely with respect to Section 3.5 thereof, OptiMark, Inc.

1.	GUARANTEE.  FOR VALUE RECEIVED, AND TO INDUCE
SOFTBANK TO MAKE LOANS OR OTHERWISE EXTEND CREDIT FROM TIME TO TIME TO OR FOR THE ACCOUNT OF THE BORROWER, THE GUARANTOR UNCONDITIONALLY AND IRREVOCABLY GUARANTEES TO SOFTBANK, ITS SUCCESSORS, ENDORSEES AND ASSIGNS, THE PROMPT PAYMENT WHEN DUE OF ALL OBLIGATIONS AND LIABILITIES OF THE BORROWER ON ACCOUNT OF PRINCIPAL, INTEREST (INCLUDING INTEREST AT THE DEFAULT RATE, AS DEFINED IN THE LOAN AGREEMENTS), COSTS AND FEES (AS DEFINED IN THE LOAN AGREEMENTS), OBLIGATIONS FOR INDEMNIFICATION AND ALL OTHER OBLIGATIONS AND LIABILITIES PURSUANT TO THE LOAN AGREEMENTS AND THE RELATED DOCUMENTS (AS DEFINED IN THE LOAN AGREEMENTS) (THE "OBLIGATIONS"). NOTWITHSTANDING THE FOREGOING, IF THE OBLIGATIONS OF THE GUARANTOR HEREUNDER WOULD OTHERWISE BE HELD OR DETERMINED TO BE VOID, INVALID OR UNENFORCEABLE ON ACCOUNT OF THE AMOUNT OF ITS LIABILITY UNDER THIS GUARANTEE, THEN NOTWITHSTANDING ANY OTHER PROVISION OF THIS GUARANTEE TO THE CONTRARY, THE AMOUNT OF SUCH LIABILITY SHALL, WITHOUT ANY FURTHER ACTION BY THE GUARANTOR OR ANY OTHER PERSON, BE AUTOMATICALLY LIMITED AND REDUCED TO THE HIGHEST AMOUNT WHICH IS VALID AND ENFORCEABLE AS DETERMINED IN SUCH ACTION OR PROCEEDING.

2.	ABSOLUTE GUARANTEE.  THE GUARANTOR'S
OBLIGATIONS HEREUNDER SHALL NOT BE AFFECTED BY THE GENUINENESS, VALIDITY, REGULARITY OR ENFORCEABILITY OF THE OBLIGATIONS OR ANY INSTRUMENT EVIDENCING ANY OBLIGATIONS, OR BY THE EXISTENCE, VALIDITY, ENFORCEABILITY, PERFECTION, OR EXTENT OF ANY COLLATERAL THEREFOR OR BY ANY OTHER CIRCUMSTANCE RELATING TO THE OBLIGATIONS WHICH MIGHT OTHERWISE CONSTITUTE A DEFENSE TO THIS GUARANTEE. SOFTBANK MAKES NO REPRESENTATION OR WARRANTY IN RESPECT TO ANY SUCH CIRCUMSTANCE AND HAS NO DUTY OR RESPONSIBILITY WHATSOEVER TO THE GUARANTOR IN RESPECT TO THE MANAGEMENT AND MAINTENANCE OF THE OBLIGATIONS OR ANY COLLATERAL THEREFOR. SOFTBANK SHALL NOT BE OBLIGATED TO FILE ANY CLAIM RELATING TO THE OBLIGATIONS IN THE EVENT THAT THE BORROWER BECOMES SUBJECT TO A BANKRUPTCY, REORGANIZATION OR SIMILAR PROCEEDING, AND THE FAILURE OF SOFTBANK TO SO FILE SHALL NOT AFFECT THE GUARANTOR'S OBLIGATIONS HEREUNDER. THIS GUARANTEE SHALL REMAIN IN FULL FORCE AND EFFECT AND CONTINUE TO BE EFFECTIVE SHOULD ANY PETITION BE FILED BY OR AGAINST THE BORROWER FOR LIQUIDATION OR REORGANIZATION, SHOULD THE BORROWER BECOME INSOLVENT OR MAKE AN ASSIGNMENT FOR THE BENEFIT OF CREDITORS OR SHOULD A RECEIVER OR TRUSTEE BE APPOINTED FOR ALL OR ANY SIGNIFICANT PART OF THE BORROWER'S ASSETS, AND SHALL, TO THE FULLEST EXTENT PERMITTED BY LAW, CONTINUE TO BE EFFECTIVE OR BE REINSTATED, AS THE CASE MAY BE, IF AT ANY TIME PAYMENT AND PERFORMANCE OF THE OBLIGATIONS, IS, PURSUANT TO APPLICABLE LAW, RESCINDED OR REDUCED IN AMOUNT, OR MUST OTHERWISE BE RESTORED, RETURNED OR FORFEITED BY SOFTBANK WHETHER AS A "VOIDABLE PREFERENCE," "FRAUDULENT TRANSFER," OR OTHERWISE, ALL AS THOUGH SUCH PAYMENT OR PERFORMANCE HAD NOT BEEN MADE. IN THE EVENT THAT ANY PAYMENT, OR ANY PART THEREOF, IS RESCINDED, REDUCED, RESTORED, RETURNED OR FORFEITED, THE OBLIGATIONS SHALL, TO THE FULLEST EXTENT PERMITTED BY LAW, BE REINSTATED AND DEEMED REDUCED ONLY BY SUCH AMOUNT PAID AND NOT SO RESCINDED, REDUCED, RESTORED, RETURNED OR FORFEITED. The Guarantor represents that it has made its own credit analysis with respect to the Borrower and the Obligations and has made such arrangements with the Borrower not inconsistent with the provisions hereof as it has deemed appropriate. The Guarantor further represents that it has full power and authority to execute, deliver and perform this Guarantee in accordance with its terms.

3.	CONSENTS, WAIVERS AND RENEWALS.  THE GUARANTOR
AGREES THAT SOFTBANK MAY AT ANY TIME AND FROM TIME TO TIME, EITHER BEFORE OR AFTER THE MATURITY THEREOF, WITHOUT NOTICE TO OR FURTHER CONSENT OF THE GUARANTOR EXTEND THE TIME OF PAYMENT OF, EXCHANGE OR SURRENDER ANY COLLATERAL FOR, OR RENEW ANY OF THE OBLIGATIONS, AND MAY ALSO MAKE ANY AGREEMENT WITH THE BORROWER OR WITH ANY OTHER PARTY TO OR PERSON LIABLE ON ANY OF THE OBLIGATIONS, OR INTERESTED THEREIN, FOR THE EXTENSION, RENEWAL, PAYMENT, COMPROMISE, DISCHARGE OR RELEASE THEREOF, IN WHOLE OR IN PART, OR FOR ANY MODIFICATION OF THE TERMS THEREOF OR OF ANY AGREEMENT BETWEEN SOFTBANK AND THE BORROWER OR ANY OF SUCH OTHER PARTY OR PERSON, WITHOUT IN ANY WAY IMPAIRING OR AFFECTING THIS GUARANTEE. THE GUARANTOR AGREES THAT SOFTBANK MAY RESORT TO THE GUARANTOR FOR PAYMENT OF ANY OF THE OBLIGATIONS, WHETHER OR NOT SOFTBANK SHALL HAVE RESORTED TO ANY COLLATERAL SECURITY, OR SHALL HAVE PROCEEDED AGAINST ANY OTHER OBLIGOR PRINCIPALLY OR SECONDARILY OBLIGATED WITH RESPECT TO ANY OF THE OBLIGATIONS.
The Guarantor hereby agrees that its obligations hereunder shall be unconditional, irrespective of the validity, regularity or enforceability of the Loan Agreements or the Related Documents, the absence of any action to enforce the foregoing, any election by Softbank in any proceeding under the U.S. Bankruptcy Code, any borrowing or grant of a security interest by the Borrower, as debtor-in-possession, under the U.S. Bankruptcy Code, the disallowance, under the U.S. Bankruptcy Code, of all or any portion of the claims of Softbank for payment of the Obligations, any waiver of consent by Softbank with respect to any provisions of the Loan Agreements or of any Related Documents, the obtaining of any judgment against Borrower or any action to enforce the same or any other circumstances which might otherwise constitute a legal or equitable discharge or defense of a guarantor. The Guarantor hereby waives the benefits of diligence, presentment, demand of payment, or exhaustion of any right or the taking of any action against the Borrower or any other Person, filing of claims with a court in the event of insolvency or bankruptcy of the Borrower, any right to require a proceeding first against the Borrower, protest or notice with respect to the Loan Agreements or the Related Documents and all demands whatsoever, and covenants that this Guarantee will not be discharged except by complete performance of the obligations contained in the Loan Agreements and the Related Documents.

4.	SECURITY.  THE GUARANTOR HEREBY GRANTS TO
SOFTBANK A SECURITY INTEREST IN AND LIEN ON ALL COLLATERAL (AS DEFINED BELOW) OF THE GUARANTOR; AND WITH RESPECT TO ALL OF SUCH COLLATERAL, SOFTBANK SHALL HAVE ALL THE RIGHTS AND REMEDIES OF A SECURED PARTY UNDER THE UNIFORM COMMERCIAL CODE AND UNDER ANY OTHER APPLICABLE LAW, AS THE SAME MAY FROM TIME TO TIME BE IN EFFECT IN THE STATE OF NEW YORK, IN ADDITION TO THOSE RIGHTS GRANTED HEREIN AND IN ANY OTHER AGREEMENT NOW OR HEREAFTER IN EFFECT BETWEEN THE GUARANTOR AND SOFTBANK. "COLLATERAL" SHALL MEAN ALL ITEMS DESCRIBED IN SCHEDULE A HERETO.

The Guarantor has full corporate power and authority to enter into this Guarantee and to grant to Softbank a security interest therein as herein provided, all of which have been duly authorized by all necessary corporate action; the execution and delivery and the performance hereof are not in contravention of any charter or by-law provision or of any indenture, agreement or undertaking to which the Guarantor is a party or by which the Guarantor or its property are bound; this Guarantee constitutes the valid and legally binding obligation of the Guarantor enforceable in accordance with its terms, subject to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and, as to enforcement, to general equity principles.

As long as any amount remains unpaid on any of the Obligations, the Guarantor will not enter into or execute any security agreement or any financing statement covering the Collateral, other than those security agreements and financing statements in favor of Softbank hereunder, and further will not file in any public office any financing statement or statements (or any documents or papers filed as such) covering the Collateral, other than financing statements in favor of Softbank hereunder, unless in any case the prior written consent of Softbank shall have been obtained.

The Guarantor authorizes Softbank to file, in its discretion, in jurisdictions where this authorization will be given effect, a financing statement signed only by Softbank covering the Collateral, and hereby appoints Softbank as the Guarantor's attorney-in-fact to sign and file any such financing statements covering the Collateral. At the request of Softbank, the Guarantor will join Softbank in executing such documents as Softbank may reasonably determine, from time to time to be necessary or desirable under provisions of any applicable Uniform Commercial Code in effect where the Collateral is located or where the Guarantor conducts business; without limiting the generality of the foregoing, the Guarantor agrees to join Softbank, at Softbank's request, in executing one or more financing statements in form reasonably satisfactory to Softbank, and the Guarantor will pay the costs of filing or recording the same, or of filing or recording this Guarantee, in all public offices at any time and from time to time, whenever filing or recording of any such financing statement or of this Guarantee is reasonably deemed by Softbank to be necessary or desirable. In connection with the foregoing, it is agreed and understood between the parties hereto (and Softbank is hereby authorized to carry out and implement this agreement and understanding and the Guarantor hereby agrees to pay the costs thereof) that Softbank may, at any time or times, file as a financing statement any counterpart, copy or reproduction of this Guarantee.

Softbank may from time to time:
(a)	Following the occurrence and during the
continuance of an Event of Default (as defined in
the Loan Agreements), transfer any of the Collateral into the name of Softbank or its nominee.
(b)	Following the occurrence and during the
continuance of an Event of Default (as defined in the Loan Agreements), notify parties obligated on any of the Collateral to make payment to Softbank of any amounts due or to become due thereunder.
(c)	Following the occurrence and during the
continuance of an Event of Default, enforce collection of any of the Collateral by suit or otherwise; surrender, release or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any obligation of any nature of any party with respect thereto, all to the extent reasonable; and exercise all other rights of the Guarantor in any of the Collateral, except as hereinafter provided with respect to income from or interest on the Collateral.
(d)	Following the occurrence and during the
continuance of an Event of Default (as defined in the Loan Agreements), take possession or control of any proceeds of the Collateral.
Until the occurrence of an Event of Default (as defined in the Loan Agreements), the Guarantor shall have the right to receive all income from or interest on the Collateral, and if Softbank receives any such income or interest prior to the occurrence of an Event of Default (as defined in the Loan Agreements), Softbank shall pay the same promptly to the Guarantor. Upon the occurrence and during the continuance of an Event of Default< (as defined in the Loan Agreements), if Guarantor receives any income from or interest on the Collateral, the same shall be held by Guarantor in trust for Softbank in the same medium in which received, shall not be commingled with any assets of Guarantor and shall be delivered to Softbank in the form received, properly endorsed to permit collection, not later than the next business day following the day of its receipt. Softbank shall apply the net cash received from such income or interest to payment of any of the Obligations, provided that Softbank shall account for and pay over to Guarantor any such income or interest remaining after payment in full of the Obligations then outstanding.

So long as no Event of Default <(as defined in the Loan Agreements) shall have occurred and be continuing:
(i)	The Guarantor shall be entitled to
exercise any and all voting and other consensual rights pertaining to the Collateral or any part thereof for any purpose not inconsistent with the terms of this Guarantee or the Loan Agreements; provided, however, that the Guarantor shall not exercise or refrain from exercising any such right pertaining to Pledged Securities if, in Softbank's reasonable judgment, such action would have an adverse effect on the value of the Collateral or any part thereof; and, provided, further, that the Guarantor shall give Softbank at least five
(5) days' written notice of the manner in which it intends to exercise, or the reasons for refraining from exercising, any such rights pertaining to Pledged Securities.
(ii)	Softbank shall execute and deliver
(or cause to be executed and delivered) to the Guarantor all such proxies and other instruments as the Guarantor may reasonably request for the purpose of enabling the Guarantor to exercise the voting and other rights which it is entitled to exercise pursuant to paragraph (i).
Softbank shall never be under any obligation to collect, attempt to collect, protect or enforce the Collateral or any security therefor, which Guarantor agrees and undertakes to do at Guarantor's expense, but Softbank may do so in its reasonable discretion at any time after the occurrence of an Event of Default (as defined in the Loan Agreements) and at such time Softbank shall have the right to take any steps by judicial process or otherwise it may deem proper to effect the collection of all or any portion of the Collateral or to protect or to enforce the Collateral or any security therefor. All reasonable expenses (including, without limitation, attorneys' fees and expenses) incurred or paid by Softbank in connection with or incident to any such collection or attempt to collect the Collateral or actions to protect or enforce the Collateral or any security therefor shall be borne by the Guarantor or reimbursed by the Guarantor to Softbank upon demand. The proceeds received by Softbank as a result of any such actions in collecting or enforcing or protecting the Collateral shall be held by Softbank without liability for interest thereon and shall be applied by Softbank toward payment of the Obligations secured hereby.
In the event Softbank shall reasonably pay any taxes, assessments, interests, costs, penalties or expenses incident to or in connection with the collection of the Collateral or protection or enforcement of the Collateral, Guarantor, upon demand of Softbank, shall pay to Softbank the full amount thereof with interest at a rate per annum equal to thereon from the date expended by Softbank until repaid at a rate per annum equal to the interest rate set forth in Section 3.2 of any of the Loan Agreements and calculated in the manner described in Section 4.2 of any of the Loan Agreements and so long as Softbank shall be entitled to any such payment, this Guarantee shall operate as security therefor as fully and to the same extent as it operates as security for payment of the other Obligations secured hereunder, and for the enforcement of such repayment Softbank shall have every right and remedy provided for enforcement of payment of the Obligations.
The Guarantor agrees to take such actions and to execute such stock or bond powers and such other or different writings as Softbank may in writing reasonably request (and in the event it shall fail to do so, or if there shall have occurred and be continuing an Event of Default (as defined in the Loan Agreements), irrevocably authorizes Softbank to execute such writings as the Guarantor's agent and attorney-in-fact) further to perfect, confirm and assure Softbank's security interest in the Collateral and to assist Softbank's realization thereon including, without limitation, the right following occurrence and during continuance of an Event of Default (as defined in the Loan Agreements) to receive, indorse, and collect all instruments made payable to the Guarantor representing any dividend, interest payment or other distribution in respect of the Collateral or any part thereof to the extent provided herein.
If an Event of Default (as defined in the Loan Agreements) shall have occurred and be continuing:
(a)	Softbank shall have and may exercise with
reference to the Collateral and the Obligations any or all of the rights and remedies of a secured party under the Uniform Commercial Code in effect in the State of New York, and as otherwise granted herein or under any other applicable law or under any other agreement now or hereafter in effect executed by Guarantor in favor of Softbank, including, without limitation, the right and power to sell, at public or private sale or sales, or otherwise dispose of, or otherwise utilize the Collateral and any part or parts thereof in any manner authorized or permitted under said Uniform Commercial Code after default by a debtor, and to apply the proceeds thereof toward payment of any reasonable costs and expenses and reasonable attorneys' fees and expenses thereby incurred by Softbank and toward payment of the Obligations. Specifically and without limiting the foregoing, Softbank shall have the right to take possession of all or any part of the Collateral and of all books, records, papers and documents of Guarantor or in Guarantor's possession or control relating to the Collateral which are not already in Softbank's possession, and for such purpose may enter upon any premises upon which any of the Collateral or any security therefor or any of said books, records, papers and documents are situated and remove the same therefrom without any liability for trespass or damages thereby occasioned. To the extent permitted by law, Guarantor expressly waives any notice of sale or other disposition of the Collateral and all other rights or remedies of Guarantor or formalities prescribed by law relative to sale or disposition of the Collateral or exercise of any other right or remedy of Softbank existing after default hereunder; and to the extent any such notice is required and cannot be waived, Guarantor agrees that if such notice is given in the manner provided in Section 13 hereof at least five (5) calendar days before the time of the sale or disposition, such notice shall be deemed reasonable and shall fully satisfy any requirement for giving of said notice. Softbank shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Softbank may adjourn any public or private sale.
(b)	Upon notice by Softbank to Guarantor,
Softbank or its nominee or nominees shall have the sole and exclusive right to exercise all voting and consensual powers pertaining to the Collateral or any part thereof and may exercise such powers in such manner as Softbank may elect.
(c)	All dividends, payments of interest and
other distributions of every character made upon or in respect of the Collateral or any part thereof shall be deemed to be Collateral and shall be paid directly to and shall be held by Softbank as additional Collateral pledged under and subject to this Guarantee.
(d)	All rights to marshalling of assets of
Guarantor, including any such right with respect to the Collateral, are hereby waived by Guarantor.
(e)	All recitals in any instrument of
assignment or any other instrument executed by Softbank incident to sale, lease, transfer, assignment or other disposition, lease or utilization of the Collateral or any part thereof hereunder shall be full proof of the matters stated therein and no other proof shall be requisite to establish full legal propriety of the sale or other action taken by Softbank or of any fact, condition or thing incident thereto and all prerequisites of such sale or other action or of any fact, condition or thing incident thereto shall be presumed conclusively to have been performed or to have occurred.

5.	EXPENSES.  THE GUARANTOR AGREES TO PAY ON
DEMAND ALL REASONABLE OUT-OF-POCKET EXPENSES OF SOFTBANK
(INCLUDING THE REASONABLE FEES AND EXPENSES OF ITS COUNSEL)
IN ANY WAY RELATING TO THE ENFORCEMENT OR PROTECTION OF THE
RIGHTS OF SOFTBANK HEREUNDER AND FURTHER AGREES THAT THE
COLLATERAL SECURES SUCH PAYMENT.

6.	SUBROGATION.  THE GUARANTOR WILL NOT EXERCISE
ANY RIGHTS WHICH IT MAY ACQUIRE BY WAY OF SUBROGATION OR BY ANY INDEMNITY, REIMBURSEMENT OR OTHER AGREEMENT UNTIL ALL THE OBLIGATIONS SHALL HAVE BEEN PAID IN FULL. IF ANY AMOUNT SHALL BE PAID TO THE GUARANTOR IN VIOLATION OF THE PRECEDING SENTENCE, SUCH AMOUNT SHALL BE HELD IN TRUST FOR THE BENEFIT OF SOFTBANK AND SHALL FORTHWITH BE PAID TO SOFTBANK TO BE CREDITED AND APPLIED TO THE OBLIGATIONS, WHETHER MATURED OR UNMATURED.

7.	CONTINUING GUARANTEE.  GUARANTOR HEREBY AGREES
THAT BOTH THE GUARANTEE MADE BY THE GUARANTOR AND THE SECURITY INTERESTS GRANTED BY GUARANTOR TO SOFTBANK IN THE COLLATERAL PURSUANT TO THE EXISTING GUARANTEE SHALL REMAIN IN FULL FORCE AND EFFECT AND THAT SUCH SECURITY INTERESTS HAVE NOT BEEN TERMINATED, AMENDED, MODIFIED OR RESCINDED. THIS IS A CONTINUING GUARANTEE AND SHALL REMAIN IN FULL FORCE AND EFFECT AND BE BINDING UPON THE GUARANTOR, ITS SUCCESSORS AND ASSIGNS UNTIL WRITTEN NOTICE OF ITS REVOCATION SHALL ACTUALLY BE RECEIVED BY SOFTBANK. NO SUCH REVOCATION SHALL RELEASE THE GUARANTOR OR AFFECT IN ANY MANNER THE RIGHTS, REMEDIES, POWERS, SECURITY INTERESTS AND LIENS OF SOFTBANK UNDER THIS GUARANTEE WITH RESPECT TO ANY OF THE OBLIGATIONS ARISING PRIOR TO ACTUAL RECEIPT BY SOFTBANK OF SUCH WRITTEN NOTICE OF REVOCATION. IF ANY OF THE PRESENT OR FUTURE OBLIGATIONS ARE GUARANTEED BY PERSONS, PARTNERSHIPS OR CORPORATIONS IN ADDITION TO THE GUARANTOR, THE DEATH, RELEASE OR DISCHARGE IN WHOLE OR IN PART, OR BANKRUPTCY, LIQUIDATION OR DISSOLUTION OF ONE OR MORE OF THEM SHALL NOT DISCHARGE OR AFFECT THE LIABILITIES OF THE GUARANTOR UNDER THIS GUARANTEE.

8.	NO WAIVER; CUMULATIVE RIGHTS.  NO FAILURE ON
THE PART OF SOFTBANK TO EXERCISE, AND NO DELAY IN EXERCISING, ANY RIGHT, REMEDY OR POWER HEREUNDER SHALL OPERATE AS A WAIVER THEREOF, NOR SHALL ANY SINGLE OR PARTIAL EXERCISE BY SOFTBANK OF ANY RIGHT, REMEDY OR POWER HEREUNDER PRECLUDE ANY OTHER OR FUTURE EXERCISE OF ANY OTHER RIGHT, REMEDY OR POWER. EACH AND EVERY RIGHT, REMEDY AND POWER HEREBY GRANTED TO SOFTBANK OR ALLOWED IT BY LAW OR OTHER AGREEMENT SHALL BE CUMULATIVE AND NOT EXCLUSIVE THE ONE OF ANY OTHER, AND MAY BE EXERCISED BY SOFTBANK FROM TIME TO TIME.

9.	WAIVER OF NOTICE.  THE UNDERSIGNED WAIVES
NOTICE OF THE ACCEPTANCE OF THIS GUARANTEE AND OF THE MAKING OF ANY LOANS OR EXTENSIONS OF CREDIT TO THE BORROWER, PRESENTMENT TO OR DEMAND OR PAYMENT FROM ANYONE WHOMSOEVER LIABLE UPON ANY OF THE OBLIGATIONS, PRESENTMENT, DEMAND, NOTICE OF DISHONOR, PROTEST, NOTICE OF ANY SALE OF COLLATERAL SECURITY PLEDGED BY ANY OTHER PERSON AND ALL OTHER NOTICES WHATSOEVER, IN EACH CASE TO THE FULLEST EXTENT PERMITTED BY LAW.

10.	GOVERNING LAW.  THIS GUARANTEE SHALL BE
GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL
LAWS OF THE STATE OF NEW YORK.

11.	CONSENT TO JURISDICTION.  EACH PARTY HEREBY
IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY
NEW YORK STATE OR FEDERAL COURT IN ANY ACTION OR PROCEEDING
ARISING OUT OF OR RELATING TO THIS GUARANTEE.

12.	TERMINATION.  THIS GUARANTEE AND THE SECURITY
INTEREST CREATED HEREUNDER SHALL TERMINATE WHEN ALL THE OBLIGATIONS HAVE BEEN INDEFEASIBLY PAID IN FULL AND WHEN SOFTBANK HAS NO FURTHER OBLIGATION TO EXTEND CREDIT UNDER THE LOAN AGREEMENTS OR ANY OTHER AGREEMENT RELATING TO OBLIGATIONS, AT WHICH TIME SOFTBANK SHALL EXECUTE AND DELIVER TO THE GUARANTOR ALL DOCUMENTS WHICH THE GUARANTOR SHALL REASONABLY REQUEST TO EVIDENCE TERMINATION OF SUCH SECURITY INTEREST AND SHALL RETURN PHYSICAL POSSESSION OF ANY COLLATERAL THEN HELD BY SOFTBANK TO THE GUARANTOR.

13.	NOTICES.  ALL NOTICES, REQUESTS, DEMANDS OR
OTHER COMMUNICATIONS WHICH ARE REQUIRED OR MAY BE GIVEN PURSUANT TO THE TERMS OF THE LOAN AGREEMENTS SHALL BE IN WRITING AND SHALL BE DEEMED TO HAVE BEEN DULY GIVEN: (I)
 ON THE DATE OF DELIVERY IF PERSONALLY DELIVERED BY HAND,
(II) UPON THE THIRD DAY AFTER SUCH NOTICE IS (a)
 DEPOSITED IN THE UNITED STATES MAIL, IF MAILED BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, RETURN RECEIPT REQUESTED, OR (b) SENT BY A NATIONALLY RECOGNIZED OVERNIGHT EXPRESS COURIER, OR (c) BY FACSIMILE UPON WRITTEN CONFIRMATION
(OTHER THAN THE AUTOMATIC CONFIRMATION THAT IS RECEIVED FROM THE RECIPIENT'S FACSIMILE MACHINE) OF RECEIPT BY THE RECIPIENT OF SUCH NOTICE:

If to Softbank:
SOFTBANK Capital Partners LP
SOFTBANK Capital Advisors Fund
LP
SOFTBANK Capital LP
1188 Centre Street
Newton Center, Massachusetts
02459
Attention: Steve Murray
Telephone No.: (617) 558-6705
Facsimile No.: (617) 928-9301

With a copy to:
Sullivan & Cromwell LLP
1870 Embarcadero Road
Palo Alto, California  94303
Attention:  John L. Savva
Telephone No.: (650) 461-5600
Facsimile No.:  (650) 461-5700

If to Guarantor:
OptiMark US Equities, Inc.
c/o Vie Financial Group, Inc.
1114 Avenue of the Americas,
22nd Floor
New York, New York 10036
Attention: Matthew Morgan,
Secretary
Telephone No.: (212) 575-9314
Facsimile No.: (212) 575-8424

With a copy to:
Cole, Schotz, Meisel, Forman &
Leonard, P.A.
Court Plaza North, Fourth Floor
25 Main Street
Hackensack, New Jersey 07601
Attn: Marc Press
Telephone No: (201) 489-3000
Facsimile No:  (201) 489-1536

Such addresses may be changed, from time to time, by means of a notice given in the manner provided in this Section 13.

14.	ENTIRE AGREEMENT.  THIS GUARANTEE CONSTITUTES
THE FULL AND ENTIRE UNDERSTANDING AND AGREEMENT BETWEEN THE PARTIES WITH REGARD TO THE SUBJECT MATTER HEREOF AND THE PARTIES ACKNOWLEDGE AND AGREE THAT ANY OTHER PRIOR AGREEMENTS RELATED TO THE SUBJECT MATTER HEREOF ARE SUPERCEDED IN THEIR ENTIRETY.
(Signature page to General Guarantee)

IN WITNESS WHEREOF, this Guarantee has been duly executed and delivered by the Guarantor to Softbank as of the date first above written.


OPTIMARK US EQUITIES, INC.

By___/s/_____________________
	Name: Robert J. Warshaw
	Title: Chief Executive Officer

(Signature page to General Guarantee)


                       SCHEDULE A
                       COLLATERAL

Equipment, Etc. All equipment, supplies, fittings, furnishings and other items of any kind ordered, obtained, or possessed by the Guarantor or for its account, whether held by the Guarantor, by sellers under any contracts for the purchase of equipment or by others, together with any product into which such equipment may be processed, manufactured or assembled and together with all substitutions for said equipment and all parts, instruments, accessories, alterations, modifications, replacements, additions and accessions to said equipment; and
Inventory, Etc.  All inventory and stock in trade
of the Guarantor. As used herein, "inventory" means and includes without limitation, all now or hereafter existing goods, services, intangibles, information and any other property, interest, right or thing of value held or being developed (or to be developed) by the Guarantor for sale, lease, license, or furnished or to be furnished under contracts of service ("Items"), including but not limited to all raw materials, work in progress, materials used or consumed in the Guarantor's business, finished Items, returned Items, and Items traded in, and Items in inventory; and
Accounts, Royalties, Contracts, Investment
Property, Etc.  All (i) accounts, including but not
limited to commissions and license fees; (ii) contracts
and rights therein, including without limitation rights under software, information and other development contracts, except to the extent the foregoing prohibits the grant of a security interest therein (iii) royalties, (iv) documents, documents of title, drafts, checks, acceptances, bonds, letters of credit, notes and other negotiable and non-negotiable instruments, bills of exchange, security deposits, certificates of deposit, insurance policies and any other writings evidencing a monetary obligation or security interest in or a lease of personal property, (v) licenses, leases, rents, contracts or agreements, government entitlements and subsidies and tax refunds, except to the extent the foregoing prohibits the grant of a security interest therein, (vi) investment property, including but not limited to all certificated or uncertificated securities, security entitlements, securities accounts, commodity contracts and commodity accounts, (vii) guarantees, bonds and other personal property securing the payment or performance of any of the foregoing;, (viii) chattel paper, and (ix) all Internet domain names and other identifiers of the Guarantor and all rights connected therewith. As used in this Guarantee, "accounts" means and includes without limitation, all now or hereafter existing right to payment for inventory sold, licensed, leased or otherwise disposed of which is not evidenced by an instrument or chattel paper, whether or not it has been earned by performance; and
Intellectual Property and General Intangibles, Etc.
All federal, state, local  and foreign, registered or
unregistered:
(i) general intangibles; patents; processes; patent
rights; patent applications; inventions; trademarks; tradenames or trade styles; service marks; copyrights; mask works; moral or similar rights; compilations; sui generis rights; rights under treaties, conventions, directives and the like (including but not limited to rights under the Berne Convention for the Protection Of Literary and Artistic Works, GATT, and all European Union directives, including but not limited to directives regarding the legal protection of databases); trade secrets; derivative works; tangible or intangible intellectual property being or to be developed; schematics; know-how; technology; rights in computer software programs or applications (in both source and object code form and in escrow or otherwise); designs; sounds; lyrics; soundtracks; music and musical compositions; motion picture synchronization rights; scripts; continuities; testing procedures and results; fabrication and manufacturing methods; supplier lists; registrations and applications relating to any of the foregoing; employee and independent contractor lists; customer lists; sales prospects; marketing; business and financial information and strategies; proprietary and other information in or with respect to which the Guarantor has any interest or rights of any nature; and data and databases; all property, rights and interests of the Guarantor of any nature; all exclusive and nonexclusive licenses for any of the foregoing to the extent such licenses may be assigned as security without the consent of the licensor (under their terms or, notwithstanding their terms, under existing or future laws), or to the extent the consent of the licensor is now or hereafter obtained by the Guarantor; and all other tangible or intangible information and intellectual property, media (whether now or hereafter existing or invented), copies and languages (including foreign and computer languages) in which any of the foregoing is now or hereafter recorded, copied, translated, encoded or otherwise stored or utilized in any manner; (collectively, "Intellectual Property"); Intellectual property shall include, without limiting the foregoing, the following patents, patent applications, trademarks and trademark applications to the extent the Guarantor has or may hereafter have any right, title or interest therein:
Patent Applications*
Serial No.	Filing Date

09/430,319  10/29/1999
09/479,035  01/07/2000
09/489,769  01/21/2000
09/495,800  02/01/2000
09/546,341  04/10/2000
09/545,771  04/10/2000
09/634,458  08/07/2000
09/773,258  01/31/2001
60/377,010  05/01/2002

Patents
Serial No.  Issue Date

5,689,652  11/18/1997
5,845,266  12/01/1998
6,016,483  01/18/2000
6,112,189  08/29/2000
5,950,177  09/07/1999
6,012,046  01/04/2000
6,098,051  08/01/2000


Registered Trademarks

Registration No.  Registration Date

2,327,047    	03/07/2000
2,251,727 		06/08/1999
2,246,384		05/18/1999
2,276,293		09/07/1999
2,298,260		12/07/1999
2,251,728		06/08/1999
2,267,552		08/03/1999
2,494,175		10/02/2001


Pending Trademarks Applications

Registration No.	Filing Date

75/955,213		03/07/2000

(ii) advertising and promotional materials and/or other tangible materials relating to the Guarantor's inventory or that incorporate or utilize any element of the Intellectual Property pursuant to any existing or future license or other agreement;
(iii) all other general intangibles, judgments, chooses in action, intellectual property or rights and the like; and
(iv) the right to bring and maintain suit against third parties for infringement or misappropriation of any of the Intellectual Property, whether the infringement occurred before or after the date hereof;
in each case, whether or not the foregoing amounts to a property right, whether or not used or to be used by the Guarantor and all whether registered, filed or recorded or not, or not eligible for intellectual property protection and whether now or hereafter existing, arising or created (tangibly, intangibly or by law, treaty or otherwise); and Goodwill. All goodwill of the Guarantor's existing and future business (whether or not associated with the Guarantor's trademarks); and
Deposits and Documents, Etc. All books, correspondence, credit files, records, invoices, and other documents, including without limitation all tapes, cards, computer runs and other papers or documents in the possession or control of the Guarantor; and all balances, credits, deposits, accounts or monies of or in the name of the Guarantor in the possession or control of, or in transit to the Guarantor; and
Fixtures, Etc. All fixtures affixed to or to become affixed to any real property owned, leased or operated by the Guarantor or otherwise used in connection with the business or operations of the Guarantor; and Attachments, etc. All attachments, accessions, accessories, tools, parts, supplies, increases, upgrades, extensions, modifications, transformations, adaptations, improvements, derivative works or information, and additions to and all replacements of and substitutions for any property described on this Schedule A; and Insurance, etc. All policies of insurance covering or relating in any manner to any of the property described on this Schedule A, all of which policies are hereby assigned to Softbank as security for the Obligations, to the fullest extent assignable without the consent of the insurer pursuant to the terms of such policy; and Records, etc. All records and data relating to anything described in this Schedule A, whether in the form of a writing, photograph, microfilm, microfiche, or electronic or other media, together with all of the Guarantor's assignable right, title, and interest in and to all computer software and hardware required to utilize, create, maintain, and process any such records or data on electronic media; and Proceeds, etc. All proceeds (including insurance proceeds) from the sale, destruction, loss, or other disposition of any nature of property described on this Schedule A; and
Products, Etc. All products and produce of property described on this Schedule


               THIRD AMENDED AND RESTATED
                   GENERAL GUARANTEE

GENERAL GUARANTEE, (this "Guarantee") dated July
23, 2003, by OptiMark, Inc., a Delaware corporation (the "Guarantor"), in favor of each of SOFTBANK Capital
Partners LP, SOFTBANK Capital Advisors Fund LP and SOFTBANK Capital LP (together "Softbank"), each a Delaware limited partnership. This Guarantee amends and restates ((x) the Amended and Restated General Guarantee, dated November 27, 2002, of the Guarantor in favor of Softbank, and ((xi) the Second Amended and Restated General Guarantee, dated February 6, 2003, of the Guarantor in favor of Softbank (collectively, the "Existing Guarantee"), of the Guarantor in favor of Softbank. For the purpose of this Guarantee , the term "Loan Agreements" shall mean, collectively: (i) the Loan Agreement, dated as of November 27, 2002, by and among OptiMark Holdings, Inc. (hereinafter referred to as the "Borrower"), Softbank and, solely with respect to Section 3.5 thereof, the Guarantor, and (ii) the Loan Agreement, dated as of February 6, 2003, among the Borrower, Softbank, and, solely with respect to Section 3.5 thereof, the Guarantor, and ((iii) the Loan Agreement, dated as of the date hereof, by and among the Borrower, Softbank and, solely with respect to Section 3.5 thereof, the Guarantor.

1.	GUARANTEE.  FOR VALUE RECEIVED, AND TO INDUCE
SOFTBANK TO MAKE LOANS OR OTHERWISE EXTEND CREDIT FROM TIME TO TIME TO OR FOR THE ACCOUNT OF THE BORROWER, THE GUARANTOR UNCONDITIONALLY AND IRREVOCABLY GUARANTEES TO SOFTBANK, ITS SUCCESSORS, ENDORSEES AND ASSIGNS, THE PROMPT PAYMENT WHEN DUE OF ALL OBLIGATIONS AND LIABILITIES OF THE BORROWER ON ACCOUNT OF PRINCIPAL, INTEREST (INCLUDING INTEREST AT THE DEFAULT RATE, AS DEFINED IN THE LOAN AGREEMENTS), COSTS AND FEES (AS DEFINED IN THE LOAN AGREEMENTS), OBLIGATIONS FOR INDEMNIFICATION AND ALL OTHER OBLIGATIONS AND LIABILITIES PURSUANT TO THE LOAN AGREEMENTS AND THE RELATED DOCUMENTS (AS DEFINED IN THE LOAN AGREEMENTS) (THE "OBLIGATIONS"). NOTWITHSTANDING THE FOREGOING, IF THE OBLIGATIONS OF THE GUARANTOR HEREUNDER WOULD OTHERWISE BE HELD OR DETERMINED TO BE VOID, INVALID OR UNENFORCEABLE ON ACCOUNT OF THE AMOUNT OF ITS LIABILITY UNDER THIS GUARANTEE, THEN NOTWITHSTANDING ANY OTHER PROVISION OF THIS GUARANTEE TO THE CONTRARY, THE AMOUNT OF SUCH LIABILITY SHALL, WITHOUT ANY FURTHER ACTION BY THE GUARANTOR OR ANY OTHER PERSON, BE AUTOMATICALLY LIMITED AND REDUCED TO THE HIGHEST AMOUNT WHICH IS VALID AND ENFORCEABLE AS DETERMINED IN SUCH ACTION OR PROCEEDING.

2.	ABSOLUTE GUARANTEE.  THE GUARANTOR'S
OBLIGATIONS HEREUNDER SHALL NOT BE AFFECTED BY THE GENUINENESS, VALIDITY, REGULARITY OR ENFORCEABILITY OF THE OBLIGATIONS OR ANY INSTRUMENT EVIDENCING ANY OBLIGATIONS, OR BY THE EXISTENCE, VALIDITY, ENFORCEABILITY, PERFECTION, OR EXTENT OF ANY COLLATERAL THEREFOR OR BY ANY OTHER CIRCUMSTANCE RELATING TO THE OBLIGATIONS WHICH MIGHT OTHERWISE CONSTITUTE A DEFENSE TO THIS GUARANTEE. SOFTBANK MAKES NO REPRESENTATION OR WARRANTY IN RESPECT TO ANY SUCH CIRCUMSTANCE AND HAS NO DUTY OR RESPONSIBILITY WHATSOEVER TO THE GUARANTOR IN RESPECT TO THE MANAGEMENT AND MAINTENANCE OF THE OBLIGATIONS OR ANY COLLATERAL THEREFOR. SOFTBANK SHALL NOT BE OBLIGATED TO FILE ANY CLAIM RELATING TO THE OBLIGATIONS IN THE EVENT THAT THE BORROWER BECOMES SUBJECT TO A BANKRUPTCY, REORGANIZATION OR SIMILAR PROCEEDING, AND THE FAILURE OF SOFTBANK TO SO FILE SHALL NOT AFFECT THE GUARANTOR'S OBLIGATIONS HEREUNDER. THIS GUARANTEE SHALL REMAIN IN FULL FORCE AND EFFECT AND CONTINUE TO BE EFFECTIVE SHOULD ANY PETITION BE FILED BY OR AGAINST THE BORROWER FOR LIQUIDATION OR REORGANIZATION, SHOULD THE BORROWER BECOME INSOLVENT OR MAKE AN ASSIGNMENT FOR THE BENEFIT OF CREDITORS OR SHOULD A RECEIVER OR TRUSTEE BE APPOINTED FOR ALL OR ANY SIGNIFICANT PART OF THE BORROWER'S ASSETS, AND SHALL, TO THE FULLEST EXTENT PERMITTED BY LAW, CONTINUE TO BE EFFECTIVE OR BE REINSTATED, AS THE CASE MAY BE, IF AT ANY TIME PAYMENT AND PERFORMANCE OF THE OBLIGATIONS, IS, PURSUANT TO APPLICABLE LAW, RESCINDED OR REDUCED IN AMOUNT, OR MUST OTHERWISE BE RESTORED, RETURNED OR FORFEITED BY SOFTBANK WHETHER AS A "VOIDABLE PREFERENCE," "FRAUDULENT TRANSFER," OR OTHERWISE, ALL AS THOUGH SUCH PAYMENT OR PERFORMANCE HAD NOT BEEN MADE. IN THE EVENT THAT ANY PAYMENT, OR ANY PART THEREOF, IS RESCINDED, REDUCED, RESTORED, RETURNED OR FORFEITED, THE OBLIGATIONS SHALL, TO THE FULLEST EXTENT PERMITTED BY LAW, BE REINSTATED AND DEEMED REDUCED ONLY BY SUCH AMOUNT PAID AND NOT SO RESCINDED, REDUCED, RESTORED, RETURNED OR FORFEITED. The Guarantor represents that it has made its own credit analysis with respect to the Borrower and the Obligations and has made such arrangements with the Borrower not inconsistent with the provisions hereof as it has deemed appropriate. The Guarantor further represents that it has full power and authority to execute, deliver and perform this Guarantee in accordance with its terms.

3.	CONSENTS, WAIVERS AND RENEWALS.  THE GUARANTOR
AGREES THAT SOFTBANK MAY AT ANY TIME AND FROM TIME TO TIME, EITHER BEFORE OR AFTER THE MATURITY THEREOF, WITHOUT NOTICE TO OR FURTHER CONSENT OF THE GUARANTOR EXTEND THE TIME OF PAYMENT OF, EXCHANGE OR SURRENDER ANY COLLATERAL FOR, OR RENEW ANY OF THE OBLIGATIONS, AND MAY ALSO MAKE ANY AGREEMENT WITH THE BORROWER OR WITH ANY OTHER PARTY TO OR PERSON LIABLE ON ANY OF THE OBLIGATIONS, OR INTERESTED THEREIN, FOR THE EXTENSION, RENEWAL, PAYMENT, COMPROMISE, DISCHARGE OR RELEASE THEREOF, IN WHOLE OR IN PART, OR FOR ANY MODIFICATION OF THE TERMS THEREOF OR OF ANY AGREEMENT BETWEEN SOFTBANK AND THE BORROWER OR ANY OF SUCH OTHER PARTY OR PERSON, WITHOUT IN ANY WAY IMPAIRING OR AFFECTING THIS GUARANTEE. THE GUARANTOR AGREES THAT SOFTBANK MAY RESORT TO THE GUARANTOR FOR PAYMENT OF ANY OF THE OBLIGATIONS, WHETHER OR NOT SOFTBANK SHALL HAVE RESORTED TO ANY COLLATERAL SECURITY, OR SHALL HAVE PROCEEDED AGAINST ANY OTHER OBLIGOR PRINCIPALLY OR SECONDARILY OBLIGATED WITH RESPECT TO ANY OF THE OBLIGATIONS.

The Guarantor hereby agrees that its obligations hereunder shall be unconditional, irrespective of the validity, regularity or enforceability of the Loan Agreements or the Related Documents, the absence of any action to enforce the foregoing, any election by Softbank in any proceeding under the U.S. Bankruptcy Code, any borrowing or grant of a security interest by the Borrower, as debtor-in-possession, under the U.S. Bankruptcy Code, the disallowance, under the U.S. Bankruptcy Code, of all or any portion of the claims of Softbank for payment of the Obligations, any waiver of consent by Softbank with respect to any provisions of the Loan Agreements or of any Related Documents, the obtaining of any judgment against Borrower or any action to enforce the same or any other circumstances which might otherwise constitute a legal or equitable discharge or defense of a guarantor. The Guarantor hereby waives the benefits of diligence, presentment, demand of payment, or exhaustion of any right or the taking of any action against the Borrower or any other Person, filing of claims with a court in the event of insolvency or bankruptcy of the Borrower, any right to require a proceeding first against the Borrower, protest or notice with respect to the Loan Agreements or the Related Documents and all demands whatsoever, and covenants that this Guarantee will not be discharged except by complete performance of the obligations contained in the Loan Agreements and the Related Documents.

4.	SECURITY.  THE GUARANTOR HEREBY GRANTS TO
SOFTBANK A SECURITY INTEREST IN AND LIEN ON ALL COLLATERAL (AS DEFINED BELOW) OF THE GUARANTOR; AND WITH RESPECT TO ALL OF SUCH COLLATERAL, SOFTBANK SHALL HAVE ALL THE RIGHTS AND REMEDIES OF A SECURED PARTY UNDER THE UNIFORM COMMERCIAL CODE AND UNDER ANY OTHER APPLICABLE LAW, AS THE SAME MAY FROM TIME TO TIME BE IN EFFECT IN THE STATE OF NEW YORK, IN ADDITION TO THOSE RIGHTS GRANTED HEREIN AND IN ANY OTHER AGREEMENT NOW OR HEREAFTER IN EFFECT BETWEEN THE GUARANTOR AND SOFTBANK. "COLLATERAL" SHALL MEAN ALL ITEMS DESCRIBED IN SCHEDULE A HERETO.
The Guarantor has full corporate power and authority to enter into this Guarantee and to grant to Softbank a security interest therein as herein provided, all of which have been duly authorized by all necessary corporate action; the execution and delivery and the performance hereof are not in contravention of any charter or by-law provision or of any indenture, agreement or undertaking to which the Guarantor is a party or by which the Guarantor or its property are bound; this Guarantee constitutes the valid and legally binding obligation of the Guarantor enforceable in accordance with its terms, subject to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and, as to enforcement, to general equity principles.
As long as any amount remains unpaid on any of the Obligations, the Guarantor will not enter into or execute any security agreement or any financing statement covering the Collateral, other than those security agreements and financing statements in favor of Softbank hereunder, and further will not file in any public office any financing statement or statements (or any documents or papers filed as such) covering the Collateral, other than financing statements in favor of Softbank hereunder, unless in any case the prior written consent of Softbank shall have been obtained.
The Guarantor authorizes Softbank to file, in its discretion, in jurisdictions where this authorization will be given effect, a financing statement signed only by Softbank covering the Collateral, and hereby appoints Softbank as the Guarantor's attorney-in-fact to sign and file any such financing statements covering the Collateral. At the request of Softbank, the Guarantor will join Softbank in executing such documents as Softbank may reasonably determine, from time to time to be necessary or desirable under provisions of any applicable Uniform Commercial Code in effect where the Collateral is located or where the Guarantor conducts business; without limiting the generality of the foregoing, the Guarantor agrees to join Softbank, at Softbank's request, in executing one or more financing statements in form reasonably satisfactory to Softbank, and the Guarantor will pay the costs of filing or recording the same, or of filing or recording this Guarantee, in all public offices at any time and from time to time, whenever filing or recording of any such financing statement or of this Guarantee is reasonably deemed by Softbank to be necessary or desirable. In connection with the foregoing, it is agreed and understood between the parties hereto (and Softbank is hereby authorized to carry out and implement this agreement and understanding and the Guarantor hereby agrees to pay the costs thereof) that Softbank may, at any time or times, file as a financing statement any counterpart, copy or reproduction of this Guarantee.

Softbank may from time to time:
(a)	Following the occurrence and during the
continuance of an Event of Default (as defined in the Loan Agreements), transfer any of the Collateral into the name of Softbank or its nominee.
(b)	Following the occurrence and during the
continuance of an Event of Default (as defined in the Loan Agreements), notify parties obligated on any of the Collateral to make payment to Softbank of any amounts due or to become due thereunder.
(c)	Following the occurrence and during the
continuance of an Event of Default(as defined in the Loan Agreements), enforce collection of any of the Collateral by suit or otherwise; surrender, release or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any obligation of any nature of any party with respect thereto, all to the extent reasonable; and exercise all other rights of the Guarantor in any of the Collateral, except as hereinafter provided with respect to income from or interest on the Collateral.
(d)	Following the occurrence and during the
continuance of an Event of Default(as defined in the Loan Agreements), take possession or control of any proceeds of the Collateral.

Until the occurrence of an Event of Default(as defined in
the Loan Agreements), the Guarantor shall have the right to receive all income from or interest on the Collateral, and if Softbank receives any such income or interest prior to the occurrence of an Event of Default (as defined in the Loan Agreements), Softbank shall pay the same promptly to the Guarantor. Upon the occurrence and during the continuance of an Event of Default(as defined in the Loan Agreements), if Guarantor receives any income from or interest on the Collateral, the same shall be held by Guarantor in trust for Softbank in the same medium in which received, shall not be commingled with any assets of Guarantor and shall be delivered to Softbank in the form received, properly endorsed to permit collection, not later than the next business day following the day of its receipt. Softbank shall apply the net cash received from such income or interest to payment of any of the Obligations, provided that Softbank shall account for and pay over to Guarantor any such income or interest remaining after payment in full of the Obligations then outstanding.
So long as no Event of Default (as defined in the Loan Agreements) shall have occurred and be continuing:
(i)	The Guarantor shall be entitled to
exercise any and all voting and other consensual rights pertaining to the Collateral or any part thereof for any purpose not inconsistent with the terms of this Guarantee or the Loan Agreements; provided, however, that the Guarantor shall not exercise or refrain from exercising any such right pertaining to Pledged Securities if, in Softbank's reasonable judgment, such action would have an adverse effect on the value of the Collateral or any part thereof; and, provided, further, that the Guarantor shall give Softbank at least five
(5) days' written notice of the manner in which it intends to exercise, or the reasons for refraining from exercising, any such rights pertaining to Pledged Securities.
(ii)	Softbank shall execute and deliver
(or cause to be executed and delivered) to the Guarantor all such proxies and other instruments as the Guarantor may reasonably request for the purpose of enabling the Guarantor to exercise the voting and other rights which it is entitled to exercise pursuant to paragraph (i).
Softbank shall never be under any obligation to collect, attempt to collect, protect or enforce the Collateral or any security therefor, which Guarantor agrees and undertakes to do at Guarantor's expense, but Softbank may do so in its reasonable discretion at any time after the occurrence of an Event of Default (as defined in the Loan Agreements) and at such time Softbank shall have the right to take any steps by judicial process or otherwise it may deem proper to effect the collection of all or any portion of the Collateral or to protect or to enforce the Collateral or any security therefor. All reasonable expenses (including, without limitation, attorneys' fees and expenses) incurred or paid by Softbank in connection with or incident to any such collection or attempt to collect the Collateral or actions to protect or enforce the Collateral or any security therefor shall be borne by the Guarantor or reimbursed by the Guarantor to Softbank upon demand. The proceeds received by Softbank as a result of any such actions in collecting or enforcing or protecting the Collateral shall be held by Softbank without liability for interest thereon and shall be applied by Softbank toward payment of the Obligations secured hereby.

In the event Softbank shall reasonably pay any taxes, assessments, interests, costs, penalties or expenses incident to or in connection with the collection of the Collateral or protection or enforcement of the Collateral, Guarantor, upon demand of Softbank, shall pay to Softbank the full amount thereof with interest at a rate per annum equal to thereon from the date expended by Softbank until repaid at a rate per annum equal to the interest rate set forth in Section 3.2 of any of the Loan Agreements and calculated in the manner described in Section 4.2 of any of the Loan Agreements and so long as Softbank shall be entitled to any such payment, this Guarantee shall operate as security therefor as fully and to the same extent as it operates as security for payment of the other Obligations secured hereunder, and for the enforcement of such repayment Softbank shall have every right and remedy provided for enforcement of payment of the Obligations.
The Guarantor agrees to take such actions and to execute such stock or bond powers and such other or different writings as Softbank may in writing reasonably request (and in the event it shall fail to do so, or if there shall have occurred and be continuing an Event of Default(as defined in the Loan Agreements), irrevocably authorizes Softbank to execute such writings as the Guarantor's agent and attorney-in-fact) further to perfect, confirm and assure Softbank's security interest in the Collateral and to assist Softbank's realization thereon including, without limitation, the right following occurrence and during continuance of an Event of Default (as defined in the Loan Agreements) to receive, indorse, and collect all instruments made payable to the Guarantor representing any dividend, interest payment or other distribution in respect of the Collateral or any part thereof to the extent provided herein.

If an Event of Default (as defined in the Loan Agreements) shall have occurred and be continuing:
(a)	Softbank shall have and may exercise with
reference to the Collateral and the Obligations any or all of the rights and remedies of a secured party under the Uniform Commercial Code in effect in the State of New York, and as otherwise granted herein or under any other applicable law or under any other agreement now or hereafter in effect executed by Guarantor in favor of Softbank, including, without limitation, the right and power to sell, at public or private sale or sales, or otherwise dispose of, or otherwise utilize the Collateral and any part or parts thereof in any manner authorized or permitted under said Uniform Commercial Code after default by a debtor, and to apply the proceeds thereof toward payment of any reasonable costs and expenses and reasonable attorneys' fees and expenses thereby incurred by Softbank and toward payment of the Obligations. Specifically and without limiting the foregoing, Softbank shall have the right to take possession of all or any part of the Collateral and of all books, records, papers and documents of Guarantor or in Guarantor's possession or control relating to the Collateral which are not already in Softbank's possession, and for such purpose may enter upon any premises upon which any of the Collateral or any security therefor or any of said books, records, papers and documents are situated and remove the same therefrom without any liability for trespass or damages thereby occasioned. To the extent permitted by law, Guarantor expressly waives any notice of sale or other disposition of the Collateral and all other rights or remedies of Guarantor or formalities prescribed by law relative to sale or disposition of the Collateral or exercise of any other right or remedy of Softbank existing after default hereunder; and to the extent any such notice is required and cannot be waived, Guarantor agrees that if such notice is given in the manner provided in Section 13 hereof at least five (5) calendar days before the time of the sale or disposition, such notice shall be deemed reasonable and shall fully satisfy any requirement for giving of said notice. Softbank shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Softbank may adjourn any public or private sale.
(b)	Upon notice by Softbank to Guarantor,
Softbank or its nominee or nominees shall have the sole and exclusive right to exercise all voting and consensual powers pertaining to the Collateral or any part thereof and may exercise such powers in such manner as Softbank may elect.
(c)	All dividends, payments of interest and
other distributions of every character made upon or in respect of the Collateral or any part thereof shall be deemed to be Collateral and shall be paid directly to and shall be held by Softbank as additional Collateral pledged under and subject to this Guarantee.
(d)	All rights to marshalling of assets of
Guarantor, including any such right with respect to the Collateral, are hereby waived by Guarantor.
(e)	All recitals in any instrument of
assignment or any other instrument executed by Softbank incident to sale, lease, transfer, assignment or other disposition, lease or utilization of the Collateral or any part thereof hereunder shall be full proof of the matters stated therein and no other proof shall be requisite to establish full legal propriety of the sale or other action taken by Softbank or of any fact, condition or thing incident thereto and all prerequisites of such sale or other action or of any fact, condition or thing incident thereto shall be presumed conclusively to have been performed or to have occurred.

5.	EXPENSES.  THE GUARANTOR AGREES TO PAY ON
DEMAND ALL REASONABLE OUT-OF-POCKET EXPENSES OF SOFTBANK
(INCLUDING THE REASONABLE FEES AND EXPENSES OF ITS COUNSEL)
IN ANY WAY RELATING TO THE ENFORCEMENT OR PROTECTION OF THE
RIGHTS OF SOFTBANK HEREUNDER AND FURTHER AGREES THAT THE
COLLATERAL SECURES SUCH PAYMENT.

6.	SUBROGATION.  THE GUARANTOR WILL NOT EXERCISE
ANY RIGHTS WHICH IT MAY ACQUIRE BY WAY OF SUBROGATION OR BY ANY INDEMNITY, REIMBURSEMENT OR OTHER AGREEMENT UNTIL ALL THE OBLIGATIONS SHALL HAVE BEEN PAID IN FULL. IF ANY AMOUNT SHALL BE PAID TO THE GUARANTOR IN VIOLATION OF THE PRECEDING SENTENCE, SUCH AMOUNT SHALL BE HELD IN TRUST FOR THE BENEFIT OF SOFTBANK AND SHALL FORTHWITH BE PAID TO SOFTBANK TO BE CREDITED AND APPLIED TO THE OBLIGATIONS, WHETHER MATURED OR UNMATURED.

7.	CONTINUING GUARANTEE.  GUARANTOR HEREBY AGREES
THAT BOTH THE GUARANTEE MADE BY THE GUARANTOR AND THE SECURITY INTERESTS GRANTED BY GUARANTOR TO SOFTBANK IN THE COLLATERAL PURSUANT TO THE EXISTING GUARANTEE SHALL REMAIN IN FULL FORCE AND EFFECT AND THAT SUCH SECURITY INTERESTS HAVE NOT BEEN TERMINATED, AMENDED, MODIFIED OR RESCINDED. THIS IS A CONTINUING GUARANTEE AND SHALL REMAIN IN FULL FORCE AND EFFECT AND BE BINDING UPON THE GUARANTOR, ITS SUCCESSORS AND ASSIGNS UNTIL WRITTEN NOTICE OF ITS REVOCATION SHALL ACTUALLY BE RECEIVED BY SOFTBANK. NO SUCH REVOCATION SHALL RELEASE THE GUARANTOR OR AFFECT IN ANY MANNER THE RIGHTS, REMEDIES, POWERS, SECURITY INTERESTS AND LIENS OF SOFTBANK UNDER THIS GUARANTEE WITH RESPECT TO ANY OF THE OBLIGATIONS ARISING PRIOR TO ACTUAL RECEIPT BY SOFTBANK OF SUCH WRITTEN NOTICE OF REVOCATION. IF ANY OF THE PRESENT OR FUTURE OBLIGATIONS ARE GUARANTEED BY PERSONS, PARTNERSHIPS OR CORPORATIONS IN ADDITION TO THE GUARANTOR, THE DEATH, RELEASE OR DISCHARGE IN WHOLE OR IN PART, OR BANKRUPTCY, LIQUIDATION OR DISSOLUTION OF ONE OR MORE OF THEM SHALL NOT DISCHARGE OR AFFECT THE LIABILITIES OF THE GUARANTOR UNDER THIS GUARANTEE.

8.	NO WAIVER; CUMULATIVE RIGHTS.  NO FAILURE ON
THE PART OF SOFTBANK TO EXERCISE, AND NO DELAY IN EXERCISING, ANY RIGHT, REMEDY OR POWER HEREUNDER SHALL OPERATE AS A WAIVER THEREOF, NOR SHALL ANY SINGLE OR PARTIAL EXERCISE BY SOFTBANK OF ANY RIGHT, REMEDY OR POWER HEREUNDER PRECLUDE ANY OTHER OR FUTURE EXERCISE OF ANY OTHER RIGHT, REMEDY OR POWER. EACH AND EVERY RIGHT, REMEDY AND POWER HEREBY GRANTED TO SOFTBANK OR ALLOWED IT BY LAW OR OTHER AGREEMENT SHALL BE CUMULATIVE AND NOT EXCLUSIVE THE ONE OF ANY OTHER, AND MAY BE EXERCISED BY SOFTBANK FROM TIME TO TIME.

9.	WAIVER OF NOTICE.  THE UNDERSIGNED WAIVES
NOTICE OF THE ACCEPTANCE OF THIS GUARANTEE AND OF THE MAKING OF ANY LOANS OR EXTENSIONS OF CREDIT TO THE BORROWER, PRESENTMENT TO OR DEMAND OR PAYMENT FROM ANYONE WHOMSOEVER LIABLE UPON ANY OF THE OBLIGATIONS, PRESENTMENT, DEMAND, NOTICE OF DISHONOR, PROTEST, NOTICE OF ANY SALE OF COLLATERAL SECURITY PLEDGED BY ANY OTHER PERSON AND ALL OTHER NOTICES WHATSOEVER, IN EACH CASE TO THE FULLEST EXTENT PERMITTED BY LAW.

10.	GOVERNING LAW.  THIS GUARANTEE SHALL BE
GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL
LAWS OF THE STATE OF NEW YORK.

11.	CONSENT TO JURISDICTION.  EACH PARTY HEREBY
IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY
NEW YORK STATE OR FEDERAL COURT IN ANY ACTION OR PROCEEDING
ARISING OUT OF OR RELATING TO THIS GUARANTEE.

12.	TERMINATION.  THIS GUARANTEE AND THE SECURITY
INTEREST CREATED HEREUNDER SHALL TERMINATE WHEN ALL THE OBLIGATIONS HAVE BEEN INDEFEASIBLY PAID IN FULL AND WHEN SOFTBANK HAS NO FURTHER OBLIGATION TO EXTEND CREDIT UNDER THE LOAN AGREEMENTS OR ANY OTHER AGREEMENT RELATING TO OBLIGATIONS, AT WHICH TIME SOFTBANK SHALL EXECUTE AND DELIVER TO THE GUARANTOR ALL DOCUMENTS WHICH THE GUARANTOR SHALL REASONABLY REQUEST TO EVIDENCE TERMINATION OF SUCH SECURITY INTEREST AND SHALL RETURN PHYSICAL POSSESSION OF ANY COLLATERAL THEN HELD BY SOFTBANK TO THE GUARANTOR.

13.	NOTICES.  ALL NOTICES, REQUESTS, DEMANDS OR
OTHER COMMUNICATIONS WHICH ARE REQUIRED OR MAY BE GIVEN PURSUANT TO THE TERMS OF THE LOAN AGREEMENTS SHALL BE IN WRITING AND SHALL BE DEEMED TO HAVE BEEN DULY GIVEN: (I)
 ON THE DATE OF DELIVERY IF PERSONALLY DELIVERED BY HAND,
(II) UPON THE THIRD DAY AFTER SUCH NOTICE IS (i)
 DEPOSITED IN THE UNITED STATES MAIL, IF MAILED BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, RETURN RECEIPT REQUESTED, OR (ii) SENT BY A NATIONALLY RECOGNIZED OVERNIGHT EXPRESS COURIER, OR (iii) BY FACSIMILE UPON WRITTEN CONFIRMATION (OTHER THAN THE AUTOMATIC CONFIRMATION THAT IS RECEIVED FROM THE RECIPIENT'S FACSIMILE MACHINE) OF RECEIPT BY THE RECIPIENT OF SUCH NOTICE:

If to Softbank:
SOFTBANK Capital Partners LP
SOFTBANK Capital Advisors Fund
LP
SOFTBANK Capital LP
1188 Centre Street
Newton Center, Massachusetts
02459
Attention: Steve Murray
Telephone No.: (617) 558-6705
Facsimile No.: (617) 928-9301

With a copy to:
Sullivan & Cromwell LLP
1870 Embarcadero Road
Palo Alto, California  94303
Attention:  John L. Savva
Telephone No.: (650) 461-5600
Facsimile No.:  (650) 461-5700

If to Guarantor:
OptiMark, Inc.
c/o Vie Financial Group, Inc.
1114 Avenue of the Americas,
22nd Floor
New York, New York 10036
Attention: Matthew Morgan,
Secretary
Telephone No.: (212) 575-9314
Facsimile No.: (212) 575-8424

With a copy to:
Cole, Schotz, Meisel, Forman &
Leonard, P.A.
Court Plaza North, Fourth Floor
25 Main Street
Hackensack, New Jersey 07601
Attn: Marc Press
Telephone No: (201) 489-3000
Facsimile No:  (201) 489-1536
Such addresses may be changed, from time to time, by means of a notice given in the manner provided in this Section 13.

14.	ENTIRE AGREEMENT.  THIS GUARANTEE CONSTITUTES
THE FULL AND ENTIRE UNDERSTANDING AND AGREEMENT BETWEEN THE PARTIES WITH REGARD TO THE SUBJECT MATTER HEREOF AND THE PARTIES ACKNOWLEDGE AND AGREE THAT ANY OTHER PRIOR AGREEMENTS RELATED TO THE SUBJECT MATTER HEREOF ARE SUPERCEDED IN THEIR ENTIRETY.
(Signature page to General Guarantee)

IN WITNESS WHEREOF, this Guarantee has been duly executed and delivered by the Guarantor to Softbank as of the date first above written.

OPTIMARK, INC.

By__/s/______________________
	Name: Robert J. Warshaw
	Title: Chief Executive Officer

(Signature page to General Guarantee)


                   SCHEDULE A
                   COLLATERAL

Equipment, Etc. All equipment, supplies, fittings, furnishings and other items of any kind ordered, obtained, or possessed by the Guarantor or for its account, whether held by the Guarantor, by sellers under any contracts for the purchase of equipment or by others, together with any product into which such equipment may be processed, manufactured or assembled and together with all substitutions for said equipment and all parts, instruments, accessories, alterations, modifications, replacements, additions and accessions to said equipment;
and
Inventory, Etc. All inventory and stock in trade of the Guarantor. As used herein, "inventory" means and includes without limitation, all now or hereafter existing goods, services, intangibles, information and any other property, interest, right or thing of value held or being developed (or to be developed) by the Guarantor for sale, lease, license, or furnished or to be furnished under contracts of service ("Items"), including but not limited to all raw materials, work in progress, materials used or consumed in the Guarantor's business, finished Items, returned Items, and Items traded in, and Items in inventory; and
Accounts, Royalties, Contracts, Investment
Property, Etc. All (i) accounts, including but not limited to commissions and license fees; (ii) contracts and rights therein, including without limitation rights under software, information and other development contracts, except to the extent the foregoing prohibits the grant of a security interest therein (iii) royalties,
(iv) documents, documents of title, drafts, checks, acceptances, bonds, letters of credit, notes and other negotiable and non-negotiable instruments, bills of exchange, security deposits, certificates of deposit, insurance policies and any other writings evidencing a monetary obligation or security interest in or a lease of personal property, (v)licenses, leases, rents, contracts or agreements, government entitlements and subsidies and tax refunds, except to the extent the foregoing prohibits the grant of a security interest therein, (vi) investment property, including but not limited to all certificated or uncertificated securities, security entitlements, securities accounts, commodity contracts and commodity accounts, commodity accounts and [200] shares of common stock, par value $.01 per share, of OptiMark Innovations Inc. ("OII") and [2,000] shares of
Non-Qualified Preferred Stock, par value $.01 per share, of OII,(vii) guarantees, bonds and other personal property securing the payment or performance of any of the foregoing;, (viii) chattel paper, and (ix) all Internet domain names and other identifiers of the Guarantor and all rights connected therewith. As used in this Guarantee, "accounts" means and includes without limitation, all now or hereafter existing right to payment for inventory sold, licensed, leased or otherwise disposed of which is not evidenced by an instrument or chattel paper, whether or not it has been earned by performance;
and
Intellectual Property and General Intangibles,
Etc. All federal, state, local and foreign, registered or unregistered:
(i) general intangibles; patents; processes;
patent rights; patent applications; inventions;
trademarks; tradenames or trade styles; service marks;
copyrights; mask works; moral or similar rights;
compilations; sui generis rights; rights under treaties, conventions, directives and the like (including but not limited to rights under the Berne Convention for the Protection Of Literary and Artistic Works, GATT, and all
European Union directives, including but not limited to directives regarding the legal protection of databases);
trade secrets; derivative works; tangible or intangible intellectual property being or to be developed; schematics;
know-how; technology; rights in computer software programs or applications (in both source and object code form and in escrow or otherwise); designs; sounds; lyrics; soundtracks;
music and musical compositions; motion picture synchronization rights; scripts; continuities; testing procedures and results; fabrication and manufacturing methods; supplier lists; registrations and applications relating to any of the foregoing; employee and independent contractor lists; customer lists; sales prospects;
marketing; business and financial information and strategies; proprietary and other information in or with respect to which the Guarantor has any interest or rights of any nature; and data and databases; all property, rights and interests of the Guarantor of any nature; all exclusive and nonexclusive licenses for any of the foregoing to the extent such licenses may be assigned as security without the consent of the licensor (under their terms or, notwithstanding their terms, under existing or future laws), or to the extent the consent of the licensor is now or hereafter obtained by the Guarantor; and all other tangible or intangible information and intellectual property, media (whether now or hereafter existing or invented), copies and languages (including foreign and computer languages) in which any of the foregoing is now or hereafter recorded, copied, translated, encoded or otherwise stored or utilized in any manner; (collectively, "Intellectual Property"); Intellectual property shall include, without limiting the foregoing, the following patents, patent applications, trademarks and trademark applications to the extent the Guarantor has or may hereafter have any right, title or interest therein:

Patent Applications*

Serial No.  Filing Date

09/430,319  10/29/1999
09/479,035  01/07/2000
09/489,769  01/21/2000
09/495,800  02/01/2000
09/546,341  04/10/2000
09/545,771  04/10/2000
09/634,458  08/07/2000
09/773,258  01/31/2001
60/377,010  05/01/2002

Patents

Serial No.  Issue Date
5,689,652  11/18/1997
5,845,266  12/01/1998
6,016,483  01/18/2000
6,112,189  08/29/2000
5,950,177  09/07/1999
6,012,046  01/04/2000
6,098,051  08/01/2000


Registered Trademarks

Registration No.  Registration Date
2,327,047 		03/07/2000
2,251,727		06/08/1999
2,246,384		05/18/1999
2,276,293		09/07/1999
2,298,260		12/07/1999
2,251,728		06/08/1999
2,267,552		08/03/1999
2,494,175		10/02/2001

Pending Trademarks Applications

Registration No.  Filing Date
75/955,213		03/07/2000

(ii) advertising and promotional materials and/or other tangible materials relating to the Guarantor's inventory or that incorporate or utilize any element of the Intellectual Property pursuant to any existing or future license or other agreement;
(iii) all other general intangibles, judgments, chooses in action, intellectual property or rights and the like; and
(iv) the right to bring and maintain suit against third parties for infringement or misappropriation of any of the Intellectual Property, whether the infringement occurred before or after the date hereof;
in each case, whether or not the foregoing amounts to a property right, whether or not used or to be used by the Guarantor and all whether registered, filed or recorded or not, or not eligible for intellectual property protection and whether now or hereafter existing, arising or created
(tangibly, intangibly or by law, treaty or otherwise); and Goodwill. All goodwill of the Guarantor's existing and future business (whether or not associated with the Guarantor's trademarks); and
Deposits and Documents, Etc. All books, correspondence, credit files, records, invoices, and other documents, including without limitation all tapes, cards, computer runs and other papers or documents in the possession or control of the Guarantor; and all balances, credits, deposits, accounts or monies of or in the name of the Guarantor in the possession or control of, or in transit to the Guarantor; and
Fixtures, Etc. All fixtures affixed to or to become affixed to any real property owned, leased or operated by the Guarantor or otherwise used in connection with the business or operations of the Guarantor; and Attachments, etc. All attachments, accessions, accessories, tools, parts, supplies, increases, upgrades, extensions, modifications, transformations, adaptations, improvements, derivative works or information, and additions to and all replacements of and substitutions for any property described on this Schedule A; and Insurance, etc. All policies of insurance covering or relating in any manner to any of the property described on this Schedule A, all of which policies are hereby assigned to Softbank as security for the Obligations, to the fullest extent assignable without the consent of the insurer pursuant to the terms of such policy; and
Records, etc. All records and data relating to anything described in this Schedule A, whether in the form of a writing, photograph, microfilm, microfiche, or electronic or other media, together with all of the Guarantor's assignable right, title, and interest in and to all computer software and hardware required to utilize, create, maintain, and process any such records or data on electronic media; and
Proceeds, etc.  All proceeds (including
insurance proceeds) from the sale, destruction, loss, or other disposition of any nature of any property described on this Schedule A; and
Products, etc. All products and produce of property described on this Schedule A.


                          Exhibit F
Third Amended and Restated Pledge and Security Agreement

THIRD AMENDED AND RESTATED PLEDGE AND SECURITY
AGREEMENT, dated as of July 23, 2003, between OPTIMARK
HOLDINGS, INC., a Delaware corporation ("OptiMark"),
OPTIMARK, Inc., a Delaware corporation, and OPTIMARK US
EQUITIES, INC., a Delaware corporation (each of OptiMark,
Optimark, Inc. and OptiMark US Equities, Inc., a "Pledgor") and SOFTBANK CAPITAL PARTNERS LP, SOFTBANK CAPITAL ADVISORS
FUND LP and SOFTBANK CAPITAL LP (collectively, "Softbank").
This Third Amended and Restated Pledge and Security
Agreement hereby amends and restates the Second Amended and Restated Pledge and Security Agreement, dated as of February 6, 2003 (the "Existing Pledge Agreement"), among
Optimark Holdings, Inc. and Softbank.

                        WITNESSETH:

WHEREAS, (i) pursuant to the $750,000 Loan
Agreement, dated as of November 27, 2002 (the "Original
Loan Agreement"), Softbank extended credit to OptiMark,
(ii) pursuant to the Loan Agreement, dated as of  February
6, 2003, Softbank extended credit to OptiMark (together with the Original Loan Agreement, the "Existing Loan
Agreements"), and (iii) pursuant to the Loan Agreement, dated as of the date hereof (the "New Loan Agreement" and, collectively with the Existing Loan Agreements, the "Agreements"), Softbank has agreed to extend additional credit to OptiMark;

WHEREAS, the security interests granted to Softbank by OptiMark pursuant to the Existing Pledge
Agreement remain in full force and effect, and this Third
Amended and Restated Pledge and Security Agreement shall not terminate, amend, modify or rescind such security interests; and

WHEREAS, the obligation of Softbank to extend credit to OptiMark is conditioned upon the execution and delivery by each Pledgor of this Third Amended and Restated
Pledge and Security Agreement to secure the due and punctual payment of the obligations of OptiMark to Softbank described below.

NOW THEREFORE, the parties hereto agree as follows:

ARTICLE 1.PLEDGORS' GRANT OF SECURITY INTEREST IN
COLLATERAL.
For value received and to induce Softbank to make loans or otherwise extend credit to OptiMark pursuant to the New Loan Agreement, each Pledgor hereby grants to Softbank, as security for all obligations and liabilities of OptiMark on account of principal, interest (including interest at the Default Rate, as defined in the Agreements), Costs and Fees (as defined in the Agreements), obligations for indemnification and all other obligations and liabilities pursuant to the Agreements and the Related
Documents (as defined in the Agreements) (the
"Obligations"), a security interest in such Pledgor's right, title and interest in the property described in Schedule A hereto (collectively referred to as the "Collateral").

ARTICLE II.DELIVERY OF COLLATERAL.

Any Pledged Securities (as defined in Schedule A hereto) shall be evidenced by certificates, all of which have been or shall be delivered to and held in the possession of Softbank or a third party acting on its behalf pursuant hereto. Upon delivery to Softbank, any Pledged Securities in certificated form shall be in suitable form for transfer by delivery or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to Softbank.

ARTICLE III.WARRANTIES, COVENANTS AND AGREEMENTS OF
PLEDGORS.

Each Pledgor warrants, covenants and agrees that:
(a) Such Pledgor has full corporate power and authority to enter into this Third Amended and Restated
Pledge and Security Agreement and to grant to Softbank a security interest therein as herein provided, all of which have been duly authorized by all necessary corporate action; the execution and delivery and the performance hereof are not in contravention of any charter or by-law provision or of any indenture, agreement or undertaking to which such Pledgor is a party or by which such Pledgor or its property are bound; this Third Amended and Restated
Pledge and Security Agreement constitutes the valid and legally binding obligation of such Pledgor enforceable in accordance with its terms, subject, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and, as to enforcement, to general equity principles.

(b) As long as any amount remains unpaid on any of the Obligations or any additional borrowings may be made by such Pledgor under any agreements entered into in connection with the Obligations, except as expressly permitted by any such agreements, (i) such Pledgor will not enter into or execute any security agreement or any financing statement covering the Collateral, other than those security agreements and financing statements in favor of Softbank hereunder, and further (ii) such Pledgor shall not file in any public office any financing statement or statements (or any documents or papers filed as such) covering the Collateral, other than financing statements in favor of Softbank hereunder, unless in any case the prior written consent of Softbank shall have been obtained.

(c)	Each Pledgor authorizes Softbank to
file, in its discretion, in jurisdictions where this authorization will be given effect, a financing statement covering the Collateral, and hereby appoints Softbank as such Pledgor's attorney-in-fact to file any such financing statements covering the Collateral. At the request of Softbank, each Pledgor will join Softbank in executing such documents as Softbank may determine, from time to time to be necessary or desirable under provisions of any applicable Uniform Commercial Code in effect where the Collateral is located or where such Pledgor conducts business; without limiting the generality of the foregoing, each Pledgor agrees to join Softbank, at Softbank's request, in authorizing Softbank to file one or more financing statements in form satisfactory to Softbank, and such Pledgor will pay the costs of filing or recording the same, or of filing or recording this Third Amended and Restated Pledge and Security Agreement, in all public offices at any time and from time to time, whenever filing or recording of any such financing statement or of this Third Amended and Restated Pledge and Security Agreement is deemed by Softbank to be necessary or desirable. In connection with the foregoing, it is agreed and understood between the parties hereto (and Softbank is hereby authorized to carry out and implement this agreement and understanding and each Pledgor hereby agrees to pay the costs thereof) that Softbank may, at any time or times, file as a financing statement any counterpart, copy or reproduction of this Third Amended and Restated Pledge and Security Agreement.

ARTICLE IV.RIGHTS OF SOFTBANK AND PLEDGORS RELATED TO
COLLATERAL.

Softbank may from time to time:
(a)  At any time, with respect to Pledged
Securities (as defined in Schedule A hereto) and following the occurrence and during the continuance of an Event of Default (as defined in the Agreements), in the case of all other Collateral, transfer any of the Collateral into the name of Softbank or its nominee.

(b)  Following the occurrence of an Event of
Default (as defined in the Agreements), notify parties obligated on any of the Collateral to make payment to Softbank of any amounts due or to become due thereunder.

(c)  Following the occurrence of an Event of
Default (as defined in the Agreements), enforce collection of any of the Collateral by suit or otherwise; surrender, release or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any obligation of any nature of any party with respect thereto in a commercially reasonable manner; and exercise all other rights of each Pledgor in any of the Collateral, except as hereinafter provided with respect to income from or interest on the Collateral.

(d)   Following the occurrence and during the
continuance of an Event of Default (as defined in the Agreements), take possession or control of any proceeds of the Collateral.

Until the occurrence of an Event of Default (as defined in the Agreements), each Pledgor shall have the right to receive all income from or interest on the Collateral, and if Softbank receives any such income or interest prior to the occurrence of an Event of Default (as defined in the Agreements), Softbank shall pay the same promptly to such Pledgor, except that in the case of securities or other property distributed by way of a dividend or otherwise with respect to the Collateral, such securities or other property shall be promptly delivered to Softbank in a suitable form for transfer by delivery or shall be accompanied by duly executed instruments of transfer or assignment in blank all in form and substance satisfactory to Softbank and to be held as Pledged
Securities or other Collateral hereunder. Upon the occurrence and during the continuance of an Event of Default (as defined in the Agreements), if any Pledgor receives any income or interest on the Collateral, the same shall be held by such Pledgor in trust for Softbank in the same medium in which received, shall not be commingled with any assets of any Pledgor and shall be delivered to Softbank in the form received, properly endorsed to permit collection, not later than the next business day following the day of its receipt. Softbank shall apply the net cash received from such income or interest to payment of any of the Obligations, provided that Softbank shall account for and pay over to such Pledgor any such income or interest remaining after payment in full of the Obligations then outstanding.

So long as no Event of Default (as defined in the
Agreements) shall have occurred and be continuing:
(i)	Each Pledgor shall be entitled to
exercise any and all voting and other consensual rights pertaining to the Collateral or any part thereof for any purpose not inconsistent with the terms of this Third
Amended and Restated Pledge and Security Agreement or the
Agreements; provided, however, that such Pledgor shall not exercise or refrain from exercising any such right pertaining to Pledged Securities if, in Softbank's reasonable judgment, such action would have an adverse effect on the value of the Collateral or any part thereof;
and, provided, further, that such Pledgor shall give
Softbank at least five days' written notice of the manner in which it intends to exercise, or the reasons for refraining from exercising, any such rights pertaining to Pledged Securities.

(ii)	Softbank shall execute and deliver (or
cause to be executed and delivered) to any Pledgor all such proxies and other instruments as such Pledgor may reasonably request for the purpose of enabling such Pledgor to exercise the voting and other rights which it is entitled to exercise pursuant to paragraph (i).
Softbank shall never be under any obligation to collect, attempt to collect, protect or enforce the Collateral or any security therefor, which each Pledgor agrees and undertakes to do at such Pledgor's expense, but Softbank may do so in its reasonable discretion at any time after the occurrence of an Event of Default (as defined in the Agreements) and at such time Softbank shall have the right to take any steps by judicial process or otherwise it may deem proper to effect the collection of all or any portion of the Collateral or to protect or to enforce the Collateral or any security therefor. All reasonable expenses (including, without limitation, attorneys' fees and expenses) incurred or paid by Softbank in connection with or incident to any such collection or attempt to collect the Collateral or actions to protect or enforce the Collateral or any security therefor shall be borne by such Pledgor or reimbursed by such Pledgor to Softbank upon demand. The proceeds received by Softbank as a result of any such actions in collecting or enforcing or protecting the Collateral shall be held by Softbank without liability for interest thereon and shall be applied by Softbank as provided by Section 9.

In the event Softbank shall reasonably pay any taxes, assessments, interests, costs, penalties or expenses incident to or in connection with the collection of the Collateral or protection or enforcement of the Collateral, the Pledgors, upon demand of Softbank, shall pay to Softbank the full amount thereof with interest at a rate per annum equal to thereon from the date expended by Softbank until repaid at a rate per annum equal to the interest rate set forth in Section 3.2 of any of the Agreements and calculated in the manner described in
Section 4.2 of any of the Agreements and so long as Softbank shall be entitled to any such payment, this Third
Amended and Restated Pledge and Security Agreement shall operate as security therefor as fully and to the same extent as it operates as security for payment of the other
Obligations secured hereunder, and for the enforcement of such repayment Softbank shall have every right and remedy provided for enforcement of payment of the Obligations.

ARTICLE V.FURTHER ASSURANCES; SOFTBANK AS AGENT.
Each Pledgor agrees to take such actions and to execute such stock or bond powers and such other or different writings as Softbank may reasonably request (and in the event it shall fail to do so, or if these shall occurred and be continuing an Event of Default (as defined in the Agreements), irrevocably authorizes Softbank to execute such writings such Pledgor's agent and attorney-in-
fact) further to perfect, confirm and assure Softbank's security interest in the Collateral and to assist
Softbank's realization thereon including, without limitation, the right to receive, indorse, and collect all instruments made payable to such Pledgor representing any dividend, interest payment or other distribution in respect of the Collateral or any part thereof to the extent provided herein.

ARTICLE VI. EVENTS OF DEFAULT.
The occurrence of any "Event of Default" pursuant to Section 8.1 of any of the Agreements shall constitute an "Event of Default" hereunder.

ARTICLE VII. RIGHTS AND REMEDIES OF SOFTBANK UPON DEFAULT.
If an Event of Default (as defined in the Agreements) shall have occurred and be continuing:

(a) 	Softbank shall have and may exercise
with reference to the Collateral and the Obligations any or all of the rights and remedies of a secured party under the Uniform Commercial Code in effect in the State of New York, and as otherwise granted herein or under any other applicable law or under any other agreement now or hereafter in effect executed by any Pledgor in favor of Softbank, including, without limitation, the right and power to sell, at public or private sale or sales, or otherwise dispose of, or otherwise utilize the Collateral and any part or parts thereof in any manner authorized or permitted under said Uniform Commercial Code after default by a debtor, and to apply the proceeds thereof toward payment of any reasonable costs and expenses and reasonable attorneys' fees and expenses thereby incurred by Softbank and toward payment of the Obligations as provided in
Section 9.  Specifically and without limiting the
foregoing, Softbank shall have the right to take possession of all or any part of the Collateral and of all books, records, papers and documents of each Pledgor or in such Pledgor's possession or control relating to the Collateral which are not already in Softbank's possession, and for such purpose may enter upon any premises upon which any of the Collateral or any security therefor or any of said books, records, papers and documents are situated and remove the same therefrom without any liability for trespass or damages thereby occasioned. To the extent permitted by law, each Pledgor expressly waives any notice of sale or other disposition of the Collateral and all other rights or remedies of such Pledgor or formalities prescribed by law relative to sale or disposition of the Collateral or exercise of any other right or remedy of Softbank existing after default hereunder; and to the extent any such notice is required and cannot be waived, each Pledgor agrees that if such notice is given in the manner provided in Section 13 hereof at least five (5) calendar days before the time of the sale or disposition, such notice shall be deemed reasonable and shall fully satisfy any requirement for giving of said notice.
Softbank shall not be obligated to make any sale of Collateral regardless of notice of sale having been given.
Softbank may adjourn any public or private sale.

(b) 	Upon notice by Softbank to any Pledgor,
Softbank or its nominee or nominees shall have the sole and exclusive right to exercise all voting and consensual powers pertaining to the Collateral or any part thereof and may exercise such powers in such manner as Softbank may elect.

(c)	All dividends, payments of interest and
other distributions of every character made upon or in respect of the Collateral or any part thereof shall be deemed to be Collateral and shall be paid directly to and shall be held by Softbank as additional Collateral pledged under and subject to this Third Amended and Restated Pledge and Security Agreement.

(d)	All rights to marshalling of assets of
each Pledgor, including any such right with respects to the Collateral, are hereby waived by such Pledgor.

(e)	All recitals in any instrument of
assignment or any other instrument executed by Softbank incident to sale, lease, transfer, assignment or other disposition, lease or utilization of the Collateral or any part thereof hereunder shall be full proof of the matters stated therein and no other proof shall be requisite to establish full legal propriety of the sale or other action taken by Softbank or of any fact, condition or thing incident thereto and all prerequisites of such sale or other action or of any fact, condition or thing incident thereto shall be presumed conclusively to have been performed or to have occurred.

ARTICLE VIII. SPECIAL PROVISIONS FOR PLEDGED SECURITIES.

(a)	Each Pledgor hereby acknowledges that
the sale by Softbank of any Pledged Securities pursuant to the terms hereof in compliance with the Securities Act of 1933 (as now in effect or as hereafter amended, or any similar statute hereafter adopted with similar purpose or effect, the "Securities Act"), as well as applicable "blue sky" or other state securities laws may require strict limitations as to the manner in which Softbank or any subsequent transferee of Pledged Securities may dispose of such securities. Each Pledgor understands that in order to protect Softbank's interest it may be necessary to sell the Pledged Securities at a price less than the maximum price attainable if a sale were delayed or were made in another manner, such as a public offering requested under the Securities Act. No Pledgor has any objection to sale in such a manner, and each Pledgor agrees that Softbank shall have no obligation to obtain the maximum possible price for the Pledged Securities.

(b)	Each Pledgor agrees that, upon the
occurrence and during the continuance of an Event of Default (as defined in the Agreements), if for any reason
Softbank desires to sell any Pledged Securities at a public or private sale and in connection with such sale, in the reasonable opinion of Softbank, no exemption from the registration provisions of the Securities Act is available, such Pledgor will, upon the written request of Softbank, at such Pledgor's own expense:

(i)	use its best efforts to cause such
Pledged Securities to be registered under the provisions of the Securities Act, and to cause the registration statement relating thereto to become effective and to remain effective for such period as prospectuses are required by law to be furnished, and to make all amendments and supplements thereto and to the related prospectus which, in the opinion of Softbank, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange
Commission applicable thereto;

(ii)	indemnify, defend and hold harmless
Softbank and any underwriter from and against all losses, liability, reasonable expenses, reasonable costs, reasonable fees and disbursements of counsel (including, without limitation, a reasonable estimate of the cost to Softbank of legal counsel), and claims (including the costs of investigation) which they may incur insofar as such loss, liability, expense or claim arises out of or is based upon any alleged untrue statement of a material fact contained in any prospectus (or any amendment or supplement thereto) or in any notification or offering circular, or arises out of or is based upon any alleged omission to state a material fact required to be stated therein or necessary to make the statements in any thereof not misleading, except insofar as the same may have been caused by any untrue statement or omission based upon information furnished in writing to such Pledgor or the issuer of such Pledged Securities by Softbank expressly for use therein;

(iii)	use its best efforts to qualify such
Pledged Securities under the state securities or "blue sky" laws and to obtain all necessary governmental approvals for the sale of such Pledged Securities, as requested by Softbank;

(iv)	use its best efforts to cause each such
issuer of such Pledged Securities to make available to its security holders, as soon as practicable, an earning statement which will satisfy the provisions of Section
11(a) of the Securities Act;

(v)	bear all costs and expenses of carrying
out its obligations under this Section 8; and

(vi)	use its best efforts to do or cause to
be done all such other acts and things as may be necessary to make such sale of Pledged Securities or any part thereof valid and binding and in compliance with all applicable law.

Nothing in this subsection (b) shall in any way alter the rights of Softbank under subsection (a) above.
Each Pledgor acknowledges that there is no adequate remedy at law for failure by it to comply with the provisions of this Section 8 and that such failure would not be adequately compensable in damages, and therefore agrees that its agreements contained in this Section 8 may be specifically enforced.

ARTICLE IX.APPLICATION OF PROCEEDS BY SOFTBANK.

In the event Softbank sells or otherwise disposes of or realizes on the Collateral in the course of exercising the remedies provided for herein, any amounts held, realized or received by Softbank pursuant to the provisions hereof, including the proceeds of the sale of any of the Collateral or any part thereof, shall be applied by Softbank first toward the payment of any reasonable costs and expenses incurred by Softbank in enforcing this Third Amended and Restated Pledge and Security Agreement, in realizing on or protecting any Collateral and in enforcing or collecting any Obligations or any guaranty thereof, including, without limitation, the actual reasonable attorney's fees and expenses incurred by Softbank (all of which costs and expenses are secured by the Collateral), all of which costs and expenses the Pledgors agree to pay, and then between interest and principal as Softbank may elect. Any amounts and any Collateral remaining after such application and after payment to Softbank of all of the Obligations in full shall be paid or delivered to the Pledgors, its successor or assigns, or as a court of competent jurisdiction may direct.
To the fullest extent permitted by applicable law, Softbank shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which Softbank accords its own property, it being understood that Softbank shall not have any responsibility for Section 18.1. ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not Softbank has or is deemed to have knowledge of such matters, or Section 18.2. taking any necessary steps to preserve rights against any parties with respect to any Collateral.

ARTICLE X.PLEDGORS FULLY LIABLE. THIS THIRD AMENDED AND
RESTATED PLEDGE AND SECURITY AGREEMENT SHALL NOT BE
CONSTRUED AS RELIEVING ANY PLEDGOR FROM FULL LIABILITY ON
THE OBLIGATIONS AND ANY AND ALL FUTURE AND OTHER
INDEBTEDNESS SECURED HEREBY AND FOR ANY DEFICIENCY THEREON.

ARTICLE XI.TERMINATION.  THIS THIRD AMENDED AND RESTATED
PLEDGE AND SECURITY AGREEMENT AND THE SECURITY INTEREST
CREATED HEREUNDER SHALL TERMINATE WHEN ALL THE OBLIGATIONS
HAVE BEEN INDEFEASIBLY PAID IN FULL AND WHEN SOFTBANK HAS
NO FURTHER OBLIGATION TO EXTEND CREDIT UNDER THE AGREEMENTS
OR ANY OTHER AGREEMENT RELATING TO OBLIGATIONS, AT WHICH
TIME SOFTBANK SHALL EXECUTE AND DELIVER TO EACH PLEDGOR ALL
DOCUMENTS WHICH SUCH PLEDGOR SHALL REASONABLY REQUEST TO
EVIDENCE TERMINATION OF SUCH SECURITY INTEREST AND SHALL
RETURN PHYSICAL POSSESSION OF ANY COLLATERAL THEN HELD BY
SOFTBANK TO SUCH PLEDGOR; PROVIDED, HOWEVER, THAT ALL
INDEMNITIES OF EACH PLEDGOR CONTAINED IN THIS THIRD AMENDED
AND RESTATED PLEDGE AND SECURITY AGREEMENT SHALL SURVIVE,
AND REMAIN IN FULL FORCE AND EFFECT REGARDLESS OF THE
TERMINATION OF THE SECURITY INTEREST OR THIS THIRD AMENDED
AND RESTATED PLEDGE AND SECURITY AGREEMENT.

ARTICLE XII.ADDITIONAL INFORMATION.  EACH PLEDGOR AGREES TO
FURNISH SOFTBANK FROM TIME TO TIME WITH SUCH ADDITIONAL
INFORMATION AND COPIES OF SUCH DOCUMENTS RELATING TO THIS
THIRD AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT,
THE COLLATERAL AND THE OBLIGATIONS AS SOFTBANK MAY
REASONABLY REQUEST.

ARTICLE XIII.NOTICES.  ANY COMMUNICATION, NOTICE OR DEMAND
TO BE GIVEN HEREUNDER SHALL BE DULY GIVEN IF DELIVERED IN
ACCORDANCE WITH SECTION 9.1 OF THE NEW LOAN AGREEMENT.

ARTICLE XIV.INDEMNITY AND EXPENSES.  EACH PLEDGOR AGREES
TO INDEMNIFY SOFTBANK FROM AND AGAINST ANY AND ALL CLAIMS,
LOSSES AND LIABILITIES GROWING OUT OF OR RESULTING FROM
THIS THIRD AMENDED AND RESTATED PLEDGE AND SECURITY
AGREEMENT (INCLUDING, WITHOUT LIMITATION, ENFORCEMENT OF
THE AGREEMENTS OR THIS THIRD AMENDED AND RESTATED PLEDGE
AND SECURITY AGREEMENT AND ALL CLAIMS AND DEMANDS OF ALL
PERSONS AT ANY TIME CLAIMING THE COLLATERAL OR ANY INTEREST
THEREIN), EXCEPT CLAIMS, LOSSES OR LIABILITIES RESULTING
FROM SOFTBANK'S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT.
EACH PLEDGOR AGREES TO PAY ON DEMAND ALL REASONABLE OUT-OF-
POCKET EXPENSES (INCLUDING THE REASONABLE FEES AND EXPENSES
OF SOFTBANK'S COUNSEL, EXPERTS AND AGENTS) IN ANY WAY
RELATING TO THE ENFORCEMENT OR PROTECTION OF THE RIGHTS OF
SOFTBANK HEREUNDER AND FURTHER AGREES THAT THE COLLATERAL
SECURES SUCH PAYMENT.

ARTICLE XV.NO WAIVER; CUMULATIVE RIGHTS.  NO FAILURE ON
THE PART OF SOFTBANK TO EXERCISE, AND NO DELAY IN
EXERCISING, ANY RIGHT, REMEDY OR POWER HEREUNDER SHALL
OPERATE AS A WAIVER THEREOF, NOR SHALL ANY SINGLE OR
PARTIAL EXERCISE BY SOFTBANK OF ANY RIGHT, REMEDY OR POWER
HEREUNDER PRECLUDE ANY OTHER OR FUTURE EXERCISE OF ANY
OTHER RIGHT, REMEDY OR POWER.  EACH AND EVERY RIGHT, REMEDY
AND POWER HEREBY GRANTED TO SOFTBANK OR ALLOWED IT BY LAW
OR OTHER AGREEMENT SHALL BE CUMULATIVE AND NOT EXCLUSIVE
THE ONE OF ANY OTHER, AND MAY BE EXERCISED BY SOFTBANK FROM
TIME TO TIME.

ARTICLE XVI.SUBMISSION TO JURISDICTION; WAIVER OF JURY
TRIAL.

(a)	THIS THIRD AMENDED AND RESTATED PLEDGE
AND SECURITY AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF
THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED
IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW
YORK.  TO INDUCE SOFTBANK TO ENTER INTO THIS THIRD AMENDED
AND RESTATED PLEDGE AND SECURITY AGREEMENT, EACH PLEDGOR
HEREBY IRREVOCABLY AGREES THAT, SUBJECT TO SOFTBANK'S SOLE
AND ABSOLUTE ELECTION, ALL ACTIONS OR PROCEEDINGS WHICH IN
ANY MANNER ARISE OUT OF OR IN CONNECTION WITH OR ARE IN ANY
WAY RELATED TO THIS THIRD AMENDED AND RESTATED PLEDGE AND
SECURITY AGREEMENT SHALL BE LITIGATED IN COURTS HAVING
SITUS WITHIN THE COUNTY OF NEW YORK, STATE OF NEW YORK.
EACH PLEDGOR HEREBY CONSENTS TO THE JURISDICTION OF ANY
STATE OR FEDERAL COURT LOCATED WITH THE COUNTY OF NEW YORK,
STATE OF NEW YORK.  EACH PLEDGOR HEREBY WAIVES ANY RIGHT IT
MAY HAVE TO TRANSFER OR CHANGE THE VENUE OF ANY LITIGATION
BETWEEN SUCH PLEDGOR AND SOFTBANK IN ACCORDANCE WITH THIS
PARAGRAPH.

(b)	EACH PLEDGOR AND SOFTBANK HEREBY
KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT
TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING WHICH IN ANY
MANNER ARISES OUT OF OR IN CONNECTION WITH OR IS IN ANY WAY
RELATED TO THIS THIRD AMENDED AND RESTATED PLEDGE AND
SECURITY AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED
HEREIN.

(c)	THE PROVISIONS OF THIS SECTION 16 ARE A
MATERIAL INDUCEMENT FOR SOFTBANK TO ENTER INTO THIS THIRD
AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT AND THE
TRANSACTIONS CONTEMPLATED HEREIN.  EACH PLEDGOR HEREBY
ACKNOWLEDGES THAT IT HAS REVIEWED THE PROVISIONS OF THIS
SECTION 16 WITH ITS COUNSEL.

ARTICLE XVII.EXECUTION IN COUNTERPARTS.  THIS THIRD AMENDED
AND RESTATED PLEDGE AND SECURITY AGREEMENT MAY BE EXECUTED
IN ANY NUMBER OF COUNTERPARTS, EACH OF WHICH SHALL BE AN
ORIGINAL, BUT SUCH COUNTERPARTS SHALL TOGETHER CONSTITUTE
BUT ONE AND THE SAME INSTRUMENT.

ARTICLE XVIII.ENTIRE AGREEMENT.  THIS THIRD AMENDED AND
RESTATED PLEDGE AND SECURITY AGREEMENT CONSTITUTES THE FULL
AND ENTIRE UNDERSTANDING AND AGREEMENT BETWEEN THE PARTIES
WITH REGARD TO THE SUBJECT MATTER HEREOF AND THE PARTIES
ACKNOWLEDGE AND AGREE THAT ANY OTHER PRIOR AGREEMENTS
RELATED TO THE SUBJECT MATTER HEREOF ARE SUPERCEDED IN
THEIR ENTIRETY.

(Signature page follows)

IN WITNESS WHEREOF, the parties have caused this Third Amended and Restated Pledge and Security Agreement to be duly executed as of the date first above written.
OPTIMARK HOLDINGS, INC.

By: /s/
Name: Robert J. Warshaw
Title: Chief Executive Officer

Address:c/o Vie Financial Group, Inc.
1114 Avenue of the America,
22nd Floor
New York, New York 10036


OPTIMARK, INC.

By: /s/
Name: Robert J. Warshaw
Title: Chief Executive Officer

Address: c/o Vie Financial Group, Inc.
1114 Avenue of the America,
22nd Floor
New York, New York 10036


OPTIMARK US EQUITIES, INC.

By: /s/
Name: Robert J. Warshaw
Title: President

Address: c/o Vie Financial Group, Inc.
1114 Avenue of the America,
22nd Floor
New York, New York 10036



SOFTBANK CAPITAL PARTNERS LP,
SOFTBANK CAPITAL ADVISORS FUND LP,
SOFTBANK CAPITAL LP
By: SOFTBANK CAPITAL PARTNERS LLC,
its General Partner

By: /s/
Name: Steven J. Murray
Title: Admin. Member
Address: 1188 Centre Street
Newton Center,
Massachusetts 02459

(Signature page to Third Amended and Restated Pledge and
Security Agreement)


                     SCHEDULE A
                     COLLATERAL

Equipment, Etc.  All equipment, supplies,
fittings, furnishings and other items of any kind ordered,
obtained, or possessed by each Pledgor or for its account,
whether held by such Pledgor, by sellers under any
contracts for the purchase of equipment or by others,
together with any product into which such equipment may be
processed, manufactured or assembled and together with all
substitutions for said equipment and all parts,
instruments, accessories, alterations, modifications,
replacements, additions and accessions to said equipment;
and
Inventory, Etc.  All inventory and stock in trade
of each Pledgor. As used herein, "inventory" means and
includes without limitation, all now or hereafter existing
goods, including but not limited to all raw materials, work
in progress, materials used or consumed in such Pledgor's
business, finished goods, returned goods, goods traded in,
and goods in inventory; and
Accounts, Royalties, Contracts, Investment
Property, Etc.  All (i) accounts, including but not limited
to commissions and license fees; (ii) contracts and rights
therein, including without limitation rights under
software, information and other development contracts, in
each case except to the extent the foregoing prohibits the
grant of a security interest therein, (iii) royalties, (iv)
documents, documents of title, drafts, checks, acceptances,
bonds, letters of credit, notes and other negotiable and
non-negotiable instruments, bills of exchange, security
deposits, certificates of deposit, insurance policies and
any other writings evidencing a monetary obligation or
security interest in or a lease of personal property, in
each case except to the extent the foregoing prohibits the
grant of a security interest therein, (v) licenses, leases,
rents, contracts or agreements, government entitlements and
subsidies and tax refunds, in each case except to the
extent the foregoing prohibits the grant of a security
interest therein, (vi) investment property, including but
not limited to all certificated or uncertificated
securities, security entitlements, securities accounts,
commodity contracts and commodity accounts, (vii)
guarantees, bonds and other personal property securing the
payment or performance of any of the foregoing; (viii)
chattel paper, and (ix) all Internet domain names and other
identifiers of each Pledgor and all rights connected
therewith.  As used in this Amended and Restated Pledge and
Security Agreement, "accounts" means and includes without
limitation, all now or hereafter existing right to payment
for inventory sold, licensed, leased or otherwise disposed
of which is not evidenced by an instrument or chattel
paper, whether or not it has been earned by performance;
and
Intellectual Property and General Intangibles,
Etc.  All federal, state, local  and foreign, registered or
unregistered:
(i)	general intangibles; patents;
processes; patent rights; patent applications; inventions;
trademarks; tradenames or trade styles; service marks;
copyrights; mask works; moral or similar rights;
compilations; sui generis rights; rights under treaties, conventions, directives and the like (including but not limited to rights under the Berne Convention for the Protection Of Literary and Artistic Works, GATT, and all
European Union directives, including but not limited to directives regarding the legal protection of databases);
trade secrets; derivative works; tangible or intangible intellectual property being or to be developed; schematics;
know-how; technology; rights in computer software programs or applications (in both source and object code form and in escrow or otherwise); designs; sounds; lyrics; soundtracks;
music and musical compositions; motion picture synchronization rights; scripts; continuities; testing procedures and results; fabrication and manufacturing methods; supplier lists; registrations and applications relating to any of the foregoing; employee and independent contractor lists; customer lists; sales prospects;
marketing; business and financial information and strategies; proprietary and other information in or with respect to which any Pledgor has any interest or rights of any nature; and data and databases; all property, rights and interests of each Pledgor of any nature; all exclusive and nonexclusive licenses for any of the foregoing to the extent such licenses may be assigned as security without the consent of the licensor (under their terms or, notwithstanding their terms, under existing or future laws), or to the extent the consent of the licensor is now or hereafter obtained by such Pledgor; and all other tangible or intangible information and intellectual property, media (whether now or hereafter existing or invented), copies and languages (including foreign and computer languages) in which any of the foregoing is now or hereafter recorded, copied, translated, encoded or otherwise stored or utilized in any manner (collectively, "Intellectual Property"); without limiting the foregoing, Intellectual Property shall include the following patents, patent applications, trademarks and trademark applications to the extent any Pledgor has, or may hereafter have, any right, title or interest therein:

Patent Applications*

Serial No.  Filing Date
09/430,319  10/29/1999
09/479,035  01/07/2000
09/489,769  01/21/2000
09/495,800  02/01/2000
09/546,341  04/10/2000
09/545,771  04/10/2000
09/634,458  08/07/2000
09/773,258  01/31/2001
60/377,010  05/01/2002

Patents

Patent No.  Issue Date
5,689,652  11/18/1997
5,845,266  12/01/1998
6,016,483  01/18/2000
6,112,189  08/29/2000
5,950,177  09/07/1999
6,012,046  01/04/2000
6,098,051  08/01/2000

Registered Trademarks

Registration No.  Registration Date
2,327,047		03/07/2000
2,251,727		06/08/1999
2,246,384		05/18/1999
2,276,293		09/07/1999
2,298,260		12/07/1999
2,251,728		06/08/1999
2,267,552		08/03/1999
2,494,175		10/02/2001

Pending Trademarks Applications

Registration No.  Filing Date
75/955,213		03/07/2000

(ii)	advertising and promotional materials
and/or other tangible materials relating to each Pledgor's
inventory or that incorporate or utilize any element of the
Intellectual Property pursuant to any existing or future
license or other agreement;
(ii)	all other general intangibles,
judgments, chooses in action, intellectual property or
rights and the like; and
(iv)	the right to bring and maintain suit
against third parties for infringement or misappropriation of any of the Intellectual Property, whether the infringement occurred before or after the date hereof;
in each case whether or not the foregoing amount to a property right, whether or not used or to be used by any Pledgor and all whether registered, filed or recorded or not, or not eligible for intellectual property protection and whether now or hereafter existing, arising or created
(tangibly, intangibly or by law, treaty or otherwise); and

Goodwill. All goodwill of each Pledgor's existing and future business (whether or not associated with such Pledgor's trademarks); and
Deposits and Documents, Etc. All books, correspondence, credit files, records, invoices, and other documents, including without limitation all tapes, cards, computer runs and other papers or documents in the possession or control of each Pledgor to the extent relating to anything described in this Schedule A; and all balances, credits, deposits, accounts or monies of or in the name of each Pledgor in the possession or control of, or in transit to such Pledgor; and Fixtures, Etc. All fixtures affixed to or to become affixed to any real property owned, leased or operated by each Pledgor or otherwise used in connection with the business or operations of such Pledgor; and Pledged Securities. All outstanding shares of the capital stock (the "Pledged Securities") of any subsidiary of each Pledgor held by such Pledgor or any affiliate or agent of such Pledgor.
Attachments, Etc. All attachments, accessions, accessories, tools, parts, supplies, increases, upgrades, extensions, modifications, transformations, adaptations, improvements, derivative works or information, and additions to and all replacements of and substitutions for any property described on this Schedule A; and Insurance, Etc. All policies of insurance covering or relating in any manner to any of the property described on this Schedule A, all of which policies are hereby assigned to Softbank as security for the Obligations; and
Records, Etc. All records and data relating to anything described in this Schedule A, whether in the form of a writing, photograph, microfilm, microfiche, or electronic or other media, together with all of each Pledgor's assignable right, title, and interest in and to all computer software and hardware required to utilize, create, maintain, and process any such records or data on electronic media (collectively, "Records"); and
Proceeds, Etc. All proceeds (including insurance proceeds) from the sale, destruction, loss, or other disposition of any nature of any of the property described on this Schedule A; and
Products, Etc. All products and produce of any of the property described on this Schedule A.

* Expressly excludes 60/323,940, filed September 21, 2001 (now expired).